[LOGO] ING PILGRIM                         Semi-Annual Report


                             April 30, 2001

                             Classes A, B, C, and M


                                           International Equity Funds

                                           Pilgrim Worldwide Growth
                                           Pilgrim International Value
                                           Pilgrim International
                                           Pilgrim International Core Growth
                                           Pilgrim International SmallCap Growth
                                           Pilgrim Emerging Countries
                                           Pilgrim Global Communications
                                           Pilgrim Global Information Technology
                                           Pilgrim Asia-Pacific Equity
                                           Pilgrim European Equity
                                           Pilgrim Russia

                                           Precious Metals Fund

                                           Pilgrim Precious Metals
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Pilgrim
Funds
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                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


     Letter to Shareholders ........................................      1
     Portfolio Managers' Reports:
       International Equity Funds ..................................      2
       Precious Metals Fund ........................................     24
     Index Descriptions ............................................     26
     Statements of Assets and Liabilities ..........................     28
     Statements of Operations ......................................     33
     Statements of Changes in Net Assets ...........................     39
     Financial Highlights ..........................................     45
     Notes to Financial Statements .................................     57
     Portfolios of Investments .....................................     77
     Shareholder Meetings ..........................................    111
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Pilgrim
Funds
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                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the April 30, 2001 Semi-Annual Report for the International Pilgrim Funds.

On September 1, 2000 ING Groep N.V. (NYSE: ING) acquired Reliastar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquisition, the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Subsequently, in February 2001, ING Pilgrim Group, Inc. and ING Pilgrim Investments, Inc. became ING Pilgrim Group, LLC and ING Pilgrim Investments, LLC, respectively.

Our fund family now has many funds of varying types which provide core investment choices for the serious investor. As our fund family has grown, we have taken steps to rationalize the reporting for similar funds. We have conformed all of our International Funds to an October 31 year end for financial reporting purposes. There are eleven International Equity Funds and one Precious Metals Fund included in this Semi-Annual Report.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

                                        Sincerely,
                                        ING Pilgrim Group, LLC
                                        June 15, 2001

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International
Equity Funds
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                                                                       Portfolio
PILGRIM WORLDWIDE GROWTH FUND                                   Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Portfolio Manager; Philip A. Schwartz, Portfolio Manager; Richard T. Saler, Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim Worldwide Growth Fund (the "Fund") seeks to invest at least 65% of its assets in equity securities of issuers located in at least three countries, one of which may be the U.S. The Fund generally invests at least 75% of its assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in countries with emerging securities markets when portfolio managers believe they present attractive opportunities.

Investment Strategy:

U.S. Market: The Fund seeks to invest in equity securities of large U.S. companies that the portfolio managers feel have above-average prospects for growth. The Fund considers a company to be large if its market capitalization corresponds to the upper 90% of the S&P 500 Index. The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years. They also seek to provide a framework for identifying the industries and companies they believe may benefit most.

Foreign Markets: The portfolio managers primarily use "bottom-up" fundamental analysis to identify stocks, which they believe offer good value relative to their peers in the same industry, sector or region. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in regions or sectors, and to estimate market risks. The portfolio managers focus on various factors, including valuation, catalysts to stock price appreciation, quality of management and financial measures.

Market Overview:

U.S. Market: US equity markets struggled over the past six months, but aggressive interest rate cuts by the Federal Reserve brought hope to investors in April. The rate of deceleration in the US economy was dramatic, as the fourth quarter 2000 GDP slowed to a 1.0% growth rate, down from an 8.2% rate in the same period in 2001. After the National Association of Purchasing Managers report showed manufacturing activity at its lowest level in a decade, the Federal Reserve surprised the markets with an interest rate cut four weeks ahead of its regularly scheduled meeting. In all, the Federal Reserve cut 200 basis points over the past four months, and while corporate profits remain weak and the economic data is giving mixed signals, there were enough signs that the market had reached a bottom in April. In this environment, equity investors had a clear preference for value stocks, and technology remained the most volatile sector. The NASDAQ Composite dropped 37.20% in the six-month period that ended in April, while the S&P 500 fell 12.07%. However, not all benchmarks fared quite that poorly, as the Dow Jones Industrials fell 2.15%, the S&P Midcap Index dipped 1.40%, and Russell 2000 Index slid 1.77%.

Foreign Markets: It was a difficult six months for most of the major equity markets. Led by a fall in technology and telecom shares several markets experienced sharp declines. Swedish shares declined 25%, Canadian equities dropped 20% and Finnish shares fell 17%. A few smaller markets with low representation in technology and telecom shares enjoyed positive returns. New Zealand and Austria were among the better performing markets with returns of 21% and 13% respectively for the six-month period ended April 30, 2001. As stock prices declined bond yields declined as investors feared a looming recession. As a result government bonds outperformed stocks. Global growth continues to slow particularly in areas such as manufacturing and technology. European economies continue to weaken as the main engine, Germany, seems headed for zero growth. Due to rising inflation the European Central bank has been slow to cut interest rates. On a positive note the European economies did not experience the same degree of over investment in technology as the U.S., as a result the economic downturn may be more muted. The Japanese economy remains mired in economic quick sand. Until real reform is implemented the outlook is unlikely to improve. The recent election by the Liberal Democratic Party of a potentially reform minded prime minister is providing investors with cautious optimism. Japan offers an excellent long term opportunity if both the private and public sector can implement serious restructuring and reform. Finally, returns on foreign shares have been hindered by the strong U.S. dollar. The Euro declined 5% and the Yen 13% over the last six months. The Euro seems particularly attractive and could give European equity returns an extra boost over the longer term.

Performance: For the six-month period ended April 30, 2001 the Fund's Class A shares, excluding sales charges, provided a total return of -20.97%. The Morgan Stanley Capital International World Index returned -10.3% for the same period. According to Morningstar, the average return for the world stock category was -11.7%.

U.S. Market: The domestic portion of the Fund exited calendar 2000 in a more defensive position, as technology had been pared back in favor of healthcare, consumer staples, and some select utility stocks. However, as the technology sector valuations pulled back to bargain levels, we became more aggressive and added to companies that had management teams that had a track record of managing through an economic slowdown, an improving business model, and an attractive valuation. The Fund's strategy of investing in growth stocks was out of favor for most of the last six months, but the more aggressive repositioning of the portfolio showed positive results in April, which we anticipate will continue through the second half of 2001 as the economy recovers.

Foreign Markets: After significant outperformance of defensive shares many of these stocks are no longer attractive. Positions in consumer nondurables have been pared back to a neutral weighting. Conversely, after a major decline in telecom shares attractive valuations have reappeared. New additions to the Fund include France Telecom and China Mobile. Selected technology shares such as Marconi in the UK have also been purchased. The Japanese weighting has risen to 19% as the odds of economic reform improve. This weighting will continue to rise if the government delivers on its reform promises. Bank shares remain an underweight as most are relatively expensive and a global economic slowdown is likely to produce a rise in loan losses.

Portfolio
Managers' Report                                   PILGRIM WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

Market Outlook:

U.S. Market: The month of April gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for close to a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past.

Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very close to the bottom -- if not beyond it. Some parts of the market, in particular technology, had priced in significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to positions in high quality growth companies. Our focus is on companies who can deliver above-average earnings growth in 2002 and beyond, and we are particularly focused on those companies who we believe are improving their business models through this downturn and have significant improvement in profitability ahead of them.

Foreign Markets: The international investment landscape continues to improve. Japanese equities offer great potential if new prime minister Junichiro Koizumi can deliver on his reform promises. Japanese stocks are cheap providing companies can restructure and improve their return on capital. European equities will continue to benefit from positive long term trends such as corporate restructuring and economic globalization. If European economies continue to weaken, the European Central bank is likely to shift to a stimulative policy. The main global risk is probably the U.S. economy. Consumers continue to support the economy despite rising unemployment and a low savings rate. It seems unlikely that unemployment can keep rising sharply without consumption slowing sharply.

                           Average Annual Total Returns for the periods ended April 30, 2001
                           -----------------------------------------------------------------
                                                        Since Inception      Since Inception
                                                       of Class A and C        of Class B
                             1 Year         5 Year          4/19/93              5/31/95
                             ------         ------          -------              -------
Including Sales Charge:
  Class A (1)                -33.53%        14.36%           14.43%                  --
  Class B (2)                -33.29%        14.78%              --                16.29%
  Class C (3)                -30.57%        14.98%           14.55%                  --
Excluding Sales Charge:
  Class A                    -29.48%        15.71%           15.27%                  --
  Class B                    -29.93%        15.01%              --                16.37%
  Class C                    -29.90%        14.98%           14.55%                  --
MSCI World Index             -16.36%         8.72%           10.57%(4)            10.43%(5)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Worldwide Growth Fund against the MSCI World Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 05/01/93.

(5)  Since inception performance for the index is shown from 06/01/95.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities. The Fund may also invest in small and medium sized companies, which may be more susceptible to price volatility than larger companies. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 26.

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International
Equity Funds
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                                                                       Portfolio
PILGRIM INTERNATIONAL VALUE FUND                                Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Charles Brandes, CFA, Managing Partner; Jeff Busby, CFA, Managing Partner; Brandes Investment Partners, L.P.

Goal: The Pilgrim International Value Fund (the "Fund") seeks to maximize long-term capital appreciation by investing primarily in non-U.S. companies with market capitalizations greater than $1 billion. The Fund may hold up to 25% of its assets in companies with smaller market capitalizations.

Market Overview: For much of the six-month period, international equities struggled amid worries over economic sluggishness, prospects for declining corporate profits, tumbling technology stocks, and rising oil prices. Between November 2000 and March 2001, the MSCI EAFE Index fell 14.5%. During the fourth quarter of 2000, oil prices jumped to a 10-year high, raising concerns that higher prices for crude would crimp economic growth. While oil prices jumped, the Euro hit new lows against the U.S. dollar before gaining some ground in December.

In Japan, the yen fell to a nine-month low against the dollar in the fourth quarter. Worries over the stability of the banking system also weighed on investor resolve. The Nikkei Index sunk to a 16-year low during the first quarter before rebounding late in March amid reports of more accommodating stance by the central bank and new pledges to shore up the nation's banks.

Late in the period, the U.S. Federal Reserve Board's aggressive interest-rate cuts contributed to a rally among technology and telecom stocks and improved investor sentiment in Japan, lifting returns for overseas stocks. The MSCI EAFE Index gained 7.0% in April, trimming its loss during the period to 8.7%.

Higher oil prices had their greatest negative influence on emerging markets, where many countries are net importers of oil. In addition, because many emerging nations derive a high percentage of GDP from exports, the prospect of weaker global demand resulting from higher oil costs weighed on investor confidence. The MSCI EMF Index fell 8.4% in the period.

Performance: The fund's holdings proved less vulnerable to the variety of factors cited above that dragged share prices for the broader international market lower in the period. In fact, despite a difficult environment, the fund's Class A shares, excluding sales charges, advanced 1.03% in the period. The MSCI EAFE Index gained 7.0% in April, trimming its loss during the period to 7.86%.

Portfolio Specifics: Among the greatest contributors to the Fund's modest advance were gains among holdings in the United Kingdom and within the beverages & tobacco industry. The best-performing U.K. holdings were Marks & Spencer (merchandising), British American Tobacco (beverages & tobacco), and Diageo (beverages & tobacco).

Declining prices for holdings in Japan and the telecommunications and electrical and electronics industries proved the greatest detriment to overall results in the period. Among the weakest-performing holdings were Alcatel (France - electrical & electronics) and telecom companies such as Telefonos de Mexico (Mexico) and British Telecom (United Kingdom).

Among the best-performing holdings during the period were Sun Life Financial (Canada -- insurance), Alcatel Alsthom (France -- electrical & electronics), and British American Tobacco (United Kingdom -- beverages & tobacco).

The Fund's country and industry weightings changed little during the period. Using weakness in Japan and within the telecom industry as a buying opportunity, we added selectively to existing positions or made new purchases here, increasing the Fund's exposure slightly in both areas.

Market Outlook: Despite volatility in overseas equity markets, we remain optimistic in our outlook for international investing. We are confident that commitment to our strict investment discipline will continue to lead us to promising opportunities.

Amid the challenges presented by slowing economic growth globally, we believe investors may continue to favor companies whose shares trade at attractive prices relative to the underlying value of the business. These are precisely the types of companies in which we tend to invest.

Portfolio
Managers' Report                                PILGRIM INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

                                         Average Annual Total Returns
                                     for the periods ended April 30, 2001
                           ------------------------------------------------------------
                                                    Since Inception     Since Inception
                                                   of Class A and C       of Class B
                           1 Year      5 Year           03/6/95             04/18/97
                           ------      ------           -------             --------
Including Sales Charge:
  Class A (1)               0.49%       15.70%           15.62%                 --
  Class B (2)               1.22%          --               --               16.12%
  Class C (3)               5.03%       16.31%           15.98%                 --
Excluding Sales Charge:
  Class A                   6.59%       17.09%           16.74%                 --
  Class B                   5.90%          --               --               16.43%
  Class C                   5.97%       16.31%           15.98%                 --
MSCI EAFE Inde            -16.05%        4.52%            7.22%(4)            5.84%(5)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim International Value Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower has there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 03/01/95.

(5)  Since inception performance for the index is shown from 05/01/97.

Principal Risk Factor(s): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than those of larger companies. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. The risks of foreign investing are generally intensified for investing in emerging markets.

                 See accompanying index descriptions on page 26.

-------------
International
Equity Funds
-------------

                                                                       Portfolio
PILGRIM INTERNATIONAL FUND                                      Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Richard Saler, Portfolio Manager; Philip Schwartz, C.F.A., Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim International Fund (the "Fund") seeks to invest at least 65% of its assets in equity securities of issuers located in countries outside the U.S. The Fund generally invests at least 75% of its assets in common and preferred stocks,warrants and covertible securities. The Fund may invest in companies located in countries with emerging market securities when the portfolio managers believe they present attractive investment opportunities.

Investment Strategy: The portfolio managers primarily use "bottom up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry,sector or region. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in regions or sectors, and to estimate regional market risks. The portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures.

Market Overview: It was a difficult six months for most of the major equity markets. Led by a fall in technology and telecom shares several markets experienced sharp declines. Swedish shares declined 25%, Canadian equities dropped 20% and Finnish shares fell 17%. A few smaller markets with low representation in technology and telecom shares enjoyed positive returns. New Zealand and Austria were among the better performing markets with returns of 21% and 13% respectively for the six-month period ending April 30, 2001. As stock prices declined bond yields declined as investors feared a looming recession. As a result government bonds outperformed stocks. Global growth continues to slow particularly in areas such as manufacturing and technology. European economies continue to weaken as the main engine, Germany, seems headed for zero growth. Due to rising inflation, the European Central bank has been slow to cut interest rates. On a positive note the European economies did not experience the same degree of overinvestment in technology as the U.S., as a result the economic downturn may be more muted. The Japanese economy remains mired in economic quick sand. Until real reform is implemented the outlook is unlikely to improve. The recent election by the Liberal Democratic Party of a potentially reform minded prime minister is providing investors with cautious optimism. Japan offers an excellent long term opportunity if both the private and public sector can implement serious restructuring and reform. Finally, returns on foreign shares have been hindered by the strong U.S. dollar. The Euro declined 5% and the Yen 13% over the last six months. The Euro seems particularly attractive and could give European equity returns an extra boost over the longer term.

Performance: For the six-month period ending April 30, 2001 the Fund's Class A shares, excluding sales charges, provided a total return of -4.96%. The Morgan Stanley Capital International EAFE provided a total return of -7.86% for the same period. According to Morningstar the average return for the Foreign Stock category was -10.4%.

Portfolio Strategy: After significant outperformance of defensive shares many of these stocks are no longer attractive. Positions in consumer nondurables have been pared back to a neutral weighting. Conversely, after a major decline in telecom shares attractive valuations have reappeared. New additions to the fund include France Telecom and China Mobile. Selected technology shares such as Marconi in the UK have also been purchased. The Japanese weighting has risen to 19% as the odds of economic reform improve. This weighting will continue to rise if the government delivers on its reform promises. Bank shares remain an underweight as most are relatively expensive and a global economic slowdown is likely to produce a rise in loan losses.

Market Outlook: The international investment landscape continues to improve. Japanese equities offer great potential if new prime minister Junichiro Koizumi can deliver on his reform promises. Japanese stocks are cheap providing companies can restructure and improve their return on capital. European equities will continue to benefit from positive long term trends such as corporate restructuring and economic globalization. If European economies continue to weaken the European Central bank is likely to shift to a stimulative policy. The main global risk is probably the U.S. economy. Consumers continue to support the economy despite rising unemployment and a low savings rate. It seems unlikely that unemployment can keep rising sharply without consumption slowing sharply.

Portfolio
Managers' Report                                      PILGRIM INTERNATIONAL FUND
--------------------------------------------------------------------------------

                                               Average Annual Total Returns for
                                               the periods ended April 30, 2001
                           ------------------------------------------------------------------------
                                               Since Inception    Since Inception   Since Inception
                                                 of Class A         of Class B        of Class C
                           1 Year     5 Year       01/03/94          08/22/00          09/15/00
                           ------     ------       --------          --------          --------
Including Sales Charge:
  Class A (1)              -18.84%     8.14%         8.60%                --                --
  Class B (2)                  --        --            --             -17.88%               --
  Class C (3)                  --        --            --                 --             -8.74%
Excluding Sales Charge:
  Class A                  -13.90%     9.42%         9.48%                --                --
  Class B                      --        --            --             -13.94%               --
  Class C                      --        --            --                 --             -7.90%
MSCI EAFE Index            -16.05%     4.52%         6.56%(4)         -14.38%(5)        -14.38%(5)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim International Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)  Since inception performance for the index is shown from 01/01/94.

(5)  Since inception performance for the index is shown from 09/01/00.

Principal Risk Factor(s): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than those of larger companies. Price volatility and other risks accompany an investment in growth-oriented foreign equities. Currency exchange rates, international political and economic conditions and other risks affect foreign securities. The risks of foreign investing are generally intensified for investing in emerging markets.

                 See accompanying index descriptions on page 26.

-------------
International
Equity Funds
-------------

PILGRIM INTERNATIONAL                                                  Portfolio
CORE GROWTH FUND                                                Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Richard Saler, Portfolio Manager; Philip Schwartz, C.F.A., Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim International Core Growth Fund (the "Fund") seeks to invest at least 65% of its assets in equity securities of issuers located in countries outside the U.S. The Fund generally invests at least 75% of its assets in common and preferred stocks,warrants and convertible securities. The Fund may invest in companies located in countries with emerging market securities when the portfolio managers believe they present attractive investment opportunities.

Investment Strategy: The portfolio managers primarily use "bottom up" fundamental analysis to identify stocks which they believe will have earnings growth faster than that of the markets in which they are based, for at least 65% of the fund's stock positions. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in the regions or sectors, and to estimate regional market risks. The portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures.

Market Overview: It was a difficult six months for most of the major equity markets. Led by a fall in technology and telecom shares several markets experienced sharp declines. Swedish shares declined 25%, Canadian equities dropped 20% and Finnish shares fell 17%. A few smaller markets with low representation in technology and telecom shares enjoyed positive returns. New Zealand and Austria were among the better performing markets with returns of 21% and 13% respectively for the six-month period ending April 30,2001. As stock prices declined bond yields declined as investors feared a looming recession. As a result government bonds outperformed stocks. Global growth continues to slow particularly in areas such as manufacturing and technology. European economies continue to weaken as the main engine, Germany, seems headed for zero growth. Due to rising inflation the European Central bank has been slow to cut interest rates. On a positive note the European economies did not experience the same degree of overinvestment in technology as the U.S., as a result the economic downturn may be more muted. The Japanese economy remains mired in economic quick sand. Until real reform is implemented the outlook is unlikely to improve. The recent election by the Liberal Democratic Party of a potentially reform minded prime minister is providing investors with cautious optimism. Japan offers an excellent long term opportunity if both the private and public sector can implement serious restructuring and reform. Finally, returns on foreign shares have been hindered by the strong U.S. dollar. The Euro declined 5% and the Yen 13% over the last six months. The Euro seems particularly attractive and could give European equity returns an extra boost over the longer term.

Performance: For the six-month period ended April 30, 2001 the Fund's Class A shares, excluding sales charges, provided a total return of -10.86%. The Morgan Stanley Capital International EAFE index returned -7.86% for the same period. According to Morningstar the average return for the Foreign Stock category was -10.4%.

Portfolio Strategy: After significant outperformance of defensive shares many of these stocks are no longer attractive. Positions in consumer nondurables have been pared back to a neutral weighting. Conversely, after a major decline in telecom shares attractive valuations have reappeared. New additions to the Fund include France Telecom and China Mobile. Selected technology shares such as Marconi in the UK have also been purchased. The Japanese weighting has risen to 19% as the odds of economic reform improve. This weighting will continue to rise if the government delivers on its reform promises. Bank shares remain an underweight as most are relatively expensive and a global economic slowdown is likely to produce a rise in loan losses.

Market Outlook: The international investment landscape continues to improve. Japanese equities offer great potential if new Prime Minister Junichiro Koizumi can deliver on his reform promises. Japanese stocks are cheap providing companies can restructure and improve their return on capital. European equities will continue to benefit from positive long term trends such as corporate restructuring and economic globalization. If European economies continue to weaken the European Central bank is likely to shift to a stimulative policy. The main global risk is probably the U.S. economy. Consumers continue to support the economy despite rising unemployment and a low savings rate. Can this continue if unemployment continues to accelerate?

Portfolio                                                  PILGRIM INTERNATIONAL
Managers' Report                                                CORE GROWTH FUND
--------------------------------------------------------------------------------

                                     Average Annual Total Returns
                                 for the periods ended April 30, 2001
                                 ------------------------------------
                                                 Since Inception
                                     1 Year          02/28/97
                                     ------          --------
Including Sales Charge:
  Class A (1)                        -26.98%          10.76%
  Class B (2)                        -26.60%          11.30%
  Class C (3)                        -23.72%          11.52%
Excluding Sales Charge
  Class A                            -22.52%          12.34%
  Class B                            -23.00%          11.64%
  Class C                            -23.01%          11.52%
MSCI EAFE Index                      -16.05%           5.84%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim International Core Growth Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for 1 year return.

(4)  Since inception performance for the index is shown from 03/01/97.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 26.

-------------
International
Equity Funds
-------------

PILGRIM INTERNATIONAL                                                  Portfolio
SMALLCAP GROWTH FUND                                            Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Randall S. Kahn, Portfolio Manager, Loretta J. Morris, Portfolio Manager, Catherine Somhegyi Nicholas, Chief Investment Officer, Nicholas-Applegate Capital Management.

Goal: The Pilgrim International SmallCap Growth Fund (the "Fund") seeks to maximize long-term capital appreciation through investments in small-capitalization, non-US securities. The Fund may invest up to 35% of its total assets in U.S. issuers.

Market Overview: After ticking up slightly early in 2000, stock prices in developed non-US markets tumbled in February and March, only to recover again in April. This volatility was triggered by many of the same themes troubling US investors, most notably worries about slowing global economic growth and a deceleration in corporate profitability. Negative news from many of Europe's technology and telecommunications companies weighed on investor sentiment, as did the rapid deceleration in US GDP growth. Against a backdrop of looser monetary policy, the European Central Bank opted to hold firm on interest rates at its policy meeting in April due to concerns over resurgent inflation and absent any signs that regional growth is waning.

During the early months of the reporting period, Japanese equities were negatively impacted by political uncertainty over the fate of Prime Minister Mori and concerns about the state of the domestic and US economies. However, improved investor confidence resulting from the installation of new Prime Minister Junichiro Koizumi helped lift stock market returns later in the period. Recent efforts by the government to kick-start growth by reverting to a zero interest rate policy and addressing banking sector problems also supported Japanese stocks.

Performance: For the six-month period ended April 30, 2001 the Fund's Class A Shares, excluding sales charges, provided a total return of -18.81% compared to the Salomon EPAC EMI (Europe, Pacific Australasia Composite Extended Market Index), which returned -4.43% for the same period.

Portfolio Specifics: The reporting period saw a continuation of the major downward trend in stock prices, particularly among technology equities. In both Europe and developed Asia, the so-called "TMT" (technology, media and telecommunications) stocks were hard-hit by global economic slowdown, high debt levels and sharply reduced corporate spending on capital equipment.

In response, the portfolio management team sharply reduced exposure to the technology sector. Holdings in technology issues fell from 33.98% on October 31, 2000, to 13.11% on April 30, 2001. Instead, assets were shifted to energy, commercial/industrial and producers/ manufacturing companies as we identified more attractive opportunities in these areas. Energy holdings rose from 10.68% at the beginning of the period to 15.99% at the end. Meanwhile, commercial/industrial stocks climbed from 7.56% to 12.46% and producers/manufacturing firms increased from 10.14% to 14.18%. On April 30, 2001, the Fund was significantly overweight in the energy sector and underweight in financial services and producers/ manufacturing stocks.

On a country basis, the uncertain outlook in Japan led us to shift assets from Japan early in the period, then purchase Japanese equities again as the environment improved. Holdings were also trimmed in Germany, which fell from 13.10% to 7.32% of the portfolio during the reporting period. By contrast, the weighting of United Kingdom stocks nearly doubled from 9.76% of the portfolio as of November 1, 2000, to 18.16% as of April 30, 2001. Strong fundamentals and easing by England's central bank prompted this shift. As of April 30, 2001, the Fund was underweight UK and Japanese equities and overweight in Norway and Denmark.

Market Outlook: Through April 30, 2001, central banks worldwide had reduced interest rates more than 40 times, and we expect additional rate reductions in the coming months. Looser monetary policy bodes well for prices of non-US, small-cap stocks. Along with lower interest rates, tax cuts in eight European countries should boost economic growth and companies' earnings prospects. In Japan, deregulation is reshaping the telecommunications, transportation and financial services industries, and many firms there are implementing cost-cutting restructuring measures. Applying our proven investment philosophy and process centered on positive and sustainable change, we continue to find and invest in companies with what we believe are solid fundamentals.

Portfolio                                                  PILGRIM INTERNATIONAL
Managers' Report                                            SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

                                         Average Annual Total Returns
                                     for the periods ended April 30, 2001
                           -----------------------------------------------------
                                               Since Inception   Since Inception
                                                  of Class B     of Class A & C
                           1 Year     5 Year        5/31/95          08/31/94
                           ------     ------        -------          --------
Including Sales Charge:
  Class A (1)              -32.62%    19.63%            --            16.19%
  Class B (2)              -32.17%    20.17%         19.93%              --
  Class C (3)              -29.54%    20.31%            --            16.39%
Excluding Sales Charge:
  Class A                  -28.50%    21.06%            --            17.23%
  Class B                  -28.88%    20.36%         20.00%              --
  Class C                  -28.88%    20.31%            --            16.39%
Salomon EPAC EM Index      -10.95%     0.45%          2.98%(4)         1.73%(5)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim International SmallCap Growth Fund against the Salomon EPAC EM Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 06/01/95.

(5)  Since inception performance for the index is shown from 09/01/94.

Principal Risk Factor(s): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in larger companies. Price volatility and other risks accompany an investment in growth-oriented foreign equities. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 26.

-------------
International
Equity Funds
-------------

                                                                       Portfolio
PILGRIM EMERGING COUNTRIES FUND                                 Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Richard Saler, Portfolio Manager; Philip Schwartz, Portfolio Manager; Jan Wim Derks, Portfolio Manager; Eric Anderson, Portfolio Manager; Bratin Sanyal, Portfolio Manager; ING Pilgrim Investments, LLC.

Goal: The Pilgrim Emerging Countries Fund (the "Fund") seeks to maximize long-term capital appreciation through investments in emerging markets securities.

Market Overview: The first calendar year of the new millennium proved to be a disappointing year for emerging markets equities. In 2000 the MSCI Emerging Markets Free Index was down by 31.8% in USD, lagging the world's developed markets, as represented by the MSCI World Index, which fell by 14.1%. After the stellar performance of emerging markets equities in 1999 (+66.6%) investors' hopes were high for 2000. A number of factors adversely affected the sentiment towards emerging markets equities. Firstly, technology index Nasdaq lost approximately 40% of its value, reducing investors' appetite for other risky assets like emerging markets. Secondly, oil prices reached high levels of over USD 30 per barrel not seen for a long time. Because many emerging countries by and large are big oil importers this potentially damages GDP growth. Thirdly, in the last quarter of 2000 we saw the first clear signs that the US economy was slowing down. Worries about a hard landing or even a recession started to be discounted by the equity markets. Since emerging markets are very much dependent on exports to the US, this also brought down estimates for economic growth in these countries. Lastly, some country specific problems hit the news in November 2000. In Turkey, a corruption scandal and huge outflows of foreign reserves raised doubts about the sustainability of the peg between the Turkish lira and the USD. In Argentina worries mounted that Argentina might not be able to service its debt obligations in 2001. In 2000 the Latin American region (-18.4%) outperformed Asia (-42.6%) and the group of emerging markets referred to as EMEA, standing for Europe, Middle East and Africa, fell by 23.4%. This can be explained by the low technology exposure of Latin America and the fact that the region is a net exporter of oil. Since the beginning of 2001 the picture has improved. During the first four months the MSCI Emerging Markets Free Index fell by just 1.8%. Over the same period the MSCI World Index is down by 6.8%. Four interest rate cuts of 50 basis points by the US Fed have brought back confidence that the economy will resume its long term sustainable growth rate of 3 to 4%. At the same time it increases global liquidity, which is another important driver of emerging markets equities. During the first four months of 2001 Latin America was up 2.0%, Asia was down 0.2% and EMEA was down by 12.1%. Within Latin America, Argentina remained the problem spot. New Economy Minister Cavallo has so far failed to regain the confidence of international investors that he will be able to make the economy grow again after three years of recession. In an attempt to avoid a default, the Argentine government is trying to stretch out debt payments due over the next three years. In Turkey new Economy Minister Kemal Dervis in April announced forthcoming financial support from the IMF after a political and financial crisis broke out in February. The Turkish lira initially lost approximately 35% of its value and has stabilized around those levels. The equity market rallied in April on the news of the additional IMF credit line. Malaysia and Chile announced the elimination of capital gains taxes to foreigners. As of May 31st, Greece officially is no longer considered an emerging country and will therefore be taken out of the MSCI Emerging Markets Free Index. Also the index has adopted a more free float oriented approach, which has caused small changes in the weights of this important emerging markets benchmark.

Performance: For the six-month period ended April 30, 2001, the Fund's Class A Shares, excluding sales charges, provided a total return of -12.86% compared to the MSCI Emerging Markets Free Index, which returned -7.26% for the same period.

Portfolio Specifics: During most of the reporting period we were substantially overweight in Latin America. Only in recent months have we decreased our overweight in Brazil as a result of possible spill-over effects from Argentina. Therefore our largest overweight in Latin America is now Mexico. Although the country is vulnerable to a slowdown in the US economy it is increasingly been seen as a safe haven and convergence play in terms of economic and financial integration with the US. We are underweight in the smaller countries in the Latin region like Argentina, Chile, Colombia, Peru and Venezuela. We have been underweight in Asia during most of the reporting period. Within Asia we were overweight in Korea and India and were neutral to underweight in Indonesia, Malaysia, Philippines and Thailand. In Taiwan we maintained a high beta portfolio of quality technology stocks. Recently we have increased our exposure to the domestic consumer sector in China on the back of strong first quarter 2001 GDP growth figures. Also we added to our positions in India, Thailand and Korea, bringing the underweight in Asia back to neutral. In EMEA we were neutral for most of the time. We gradually reduced our positions in Greece to zero.

Portfolio
Managers' Report                                 PILGRIM EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

We maintained a neutral stance in Turkey during the market turbulence of the last few months. We kept our overweights in Russia and Hungary and our underweight position in South Africa.

Market Outlook: Sentiment towards equities in general is still fragile. Global growth is still being revised downward by most economists and so are corporate earnings estimates by analysts. The IMF in its World Economic Outlook of April 2001 projects World growth to slow from 4.8% in 2000 to 3.2% in 2001. Growth expectations for the three big regions of the world economy are weak. Nevertheless, emerging economies are forecasted to grow by 5% on average in 2001. Historically emerging markets equities have done particularly well during periods of a global growth recovery and global monetary easing. With all major central banks in a monetary easing mode, at some point economic growth should resume. As soon as investors are willing to look across the valley to prospects for the next economic upturn, emerging markets equities will begin to perform. When and not if is the crucial question here.

A small proportion of the Fund is invested in developed markets. In this context, the landscape continues to improve. Japanese equities offer great potential if new Prime Minister Junichiro Koizumi can deliver on his reform promises. Japanese stocks are cheap providing companies can restructure and improve their return on capital. European equities will continue to benefit from potentially positive long term trends such as corporate restructuring and economic globalization.

                           Average Annual Total Returns for the periods ended April 30, 2001
                           ------------------------------------------------------------------
                                                         Since Inception     Since Inception
                                                        of Class A and C       of Class B
                              1 Year        5 Year          11/28/94            05/31/95
                              ------        ------          --------            --------
Including Sales Charge:
  Class A (1)                -33.22%        -0.33%            2.64%                 --
  Class B (2)                -33.07%        -0.02%              --                3.19%
  Class C (3)                -30.29%         0.36%            2.72%                 --
Excluding Sales Charge:
  Class A                    -29.13%         0.86%            3.58%                 --
  Class B                    -29.55%         0.36%              --                3.34%
  Class C                    -29.59%         0.36%            2.72%                 --
MSCI EMF Index               -25.73%        -6.20%           -5.42%(4)           -3.94%(5)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Emerging Countries Fund against the MSCI EMF Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 12/01/94.

(5)  Since inception performance for the index is shown from 06/01/95.

Principal Risk Factor(s): Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 26.

-------------
International
Equity Funds
-------------

PILGRIM GLOBAL                                                         Portfolio
COMMUNICATIONS FUND                                             Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Daniel Hayes, Portfolio Manager, ING Investment Management Advisors B.V.

Goal: The Pilgrim Global Communications Fund (the "Fund") seeks to maximize long-term capital appreciation by investing in equity securities of communications companies located throughout the world, including the United States.

Market Overview: Going into the year end 2000 the market failed to deliver anything resembling a rally, liquidity was tight, telecom spending was constrained, the spectre of bankruptcy hovered over many in the services sector.

To the end of April 2001 the Communication technology Fund was down 31%. Our strategy of reducing exposure to Technology-related issues and overweighing Telecom services proved ineffective in avoiding a widespread route in all things Communication related. Infrastructure stocks took the brunt of the selling, down on average 40% year to date. Similarly, semiconductor and optical component stocks experienced declines in excess of 30%. A build up of inventory in the supply chain together with a growing realization that the Telecom services companies (the buyers of Technology) were financially constrained, helped fuel the negative sentiment surrounding the sector. The equity and debt markets were considered to be effectively closed to the Telecom Industry, thus increasing the financial stress and constraining capex budgets.

Alan Greenspan signalled to the markets in early January that the easing cycle would commence, resulting in a short-lived relief rally for the technology market as a whole. Profit warnings then came from such heavyweight Technology companies as Nortel, Cisco, JDS Uniphase and Ericsson. Cost cutting, in the form of layoffs, is intensifying. Guidance from the Technology sector is at best vague, and Nortel, for example, has refused to give guidance for the rest of 2001. All of this in a backdrop of falling interest rates.

The deterioration of the sector balance sheet is at the root of the majority of Technologies woes. The carriers capital constraints have effectively turned off the investment tap, and many of the issues relating to over- leveraged balance sheets cannot be resolved by a drop in short term borrowing costs. The question for the investor therefore is at what point is the sector fully discounting the negative news. We address some of these issues in the outlook. March saw a low on the Nasdaq around 1600, the basic premise of the investor at the moment is "the news can't get any worse!"

Performance: For the six-month period ended April 30, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -49.59% compared to the NASDAQ Telecom Index, which returned -43.21% for the same period.

Portfolio Specifics: The market remains extremely volatile, defensive positions in any one group are difficult to maintain. We have added on weakness in our positions in technology infrastructure stocks with a view to a stronger technology sector in the second half of 2001. A stronger showing from the Telecom services sector, either in the form of market fundamentals, or a new spending cycle would increase our conviction to these stocks. The weakness in the Technology sector has prompted us to generally increase weightings in Technology issues. We have added to our positions in JDSU, PMCS and ONIS and we have added to the portfolio Texas intstruments. We have removed from the Portfolio Ericsson, and increased weighting in Nokia.

Market Outlook: The collapse of the Technology market owes much to the excesses of the carrier spending expansion witnessed in 1999 and 2000. Bear markets focus only on the bad news and there has been plenty of it around. There is no doubt that the Telecom services sector has to emerge strongly over the next 12 months to prove the case for continued robust spending and investment. Put simply, the buyers of technology have become fiscally constrained, much of this fiscal discipline has been imposed on them by a shut down in the access to once-free capital. At the moment however we believe that "the baby is being thrown out with the bath water". Telecommunications is a capital-intensive business, carriers can not stop spending. Certainly sector growth rates were too high but for specific companies within the sector the potential business opportunity is real. So what are the catalysts for a market recovery? Clearly supply and demand within the sector has to come back into balance. On the demand side, economic activity will be driven by the easier money environment. Consolidation in the industry is also necessary, we should also expect to see an increase in bankruptcy in the telecom sector and or acquisitions for zero equity

Portfolio                                                         PILGRIM GLOBAL
Manager's Report                                             COMMUNICATIONS FUND
--------------------------------------------------------------------------------

premium. The underlying demand for communications services has not suddenly disappeared, they will continue to grow as a proportion of global GDP. By definition carrier business models are capital intensive, "cheap Technology" drives carrier performance, the need to invest in technology that drives down costs has never been greater. We should continue to see major shifts in capital spending away from legacy systems to next generation systems but importantly an emphasis on technology solutions that allow operators to leverage off their legacy asset base. We will continue to focus on buying stocks which we believe will offer the investor good long-term capital growth. Ultimately we believe these companies will emerge from the sector downturn in stronger shape where barriers to entry have become even higher.

                                      Average Annual Total
                            Returns for the periods ended April 30, 2001
                            --------------------------------------------
                                                      Since
                                                    Inception
                                     1 Year           3/1/00
                                     ------           ------
Including Sales Charge:
  Class A (1)                        -58.79%          -59.55%
  Class B (2)                        -58.77%          -59.19%
  Class C (3)                        -56.97%          -57.64%
Excluding Sales Charge:
  Class A                            -56.29%          -57.45%
  Class B                            -56.60%          -57.74%
  Class C                            -56.63%          -57.64%
NASDAQ Telecom Index                 -60.21%          -63.29%

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Global Communications Fund against the NASDAQ Telecom Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Principal Risk Factor(s): Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 26.

-------------
International
Equity Funds
-------------

PILGRIM GLOBAL INFORMATION                                             Portfolio
TECHNOLOGY FUND                                                 Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Guy Uding, Portfolio Manager, ING Investment Management Advisors B.V.

Goal: The Pilgrim Global Information Technology Fund (the "Fund") seeks to maximize long-term capital appreciation by investing in equity securities of information technology companies located throughout the world, including the United States.

Market Overview: The last quarter of the year, which is traditionally the strongest couple of months, was very disappointing for the tech investor. Big bellwether tech companies such as Microsoft and Intel lowered their sales and earnings forecast blaming the overall economy. Therefore, when the FED lowered the interest rate by 2% in four steps to fight further weakening of the US economy, the market responded positively. However, investors were focusing predominately on the outlook of companies and their visibility and sustainability and therefore gains were lost. In the beginning of the year the overall expectation for the second half of the year was a fast V shape recovery which changed to a U shape during the quarter. US corporate profits had their biggest decline in a decade last quarter as consumers and businesses reduced their spending and the macro economic environment and outlook in the US is still cloudy. As consumer confidence and spending were showing signs of life after slumping at the end of last year economists are growing hopeful that the FED will engineer a soft landing for the economy by reducing interest rates and preserve the expansion. Consumer spending which accounts for roughly two thirds of the economy is still at risk however, especially as unemployment keeps rising.

A lot of technology companies stated at the start of the year that they saw no evidence of a slowdown in their business because they were offering strategic important applications or were offering high ROI's. Tech companies raised their level of guidance after beating the expectations for the fourth quarter. In the second half of the reporting period however companies postponed big ticket IT projects because of the cloudy outlook and IT companies were confronted with a significant slowdown in their bookings.

Also the computer storage related companies which were thought to be immune to an economic slowdown, as customers continued to generate information from doing business on the Internet were confronted with this slowdown. The network sector came under severe pressure as Communication services companies were having cash-flow problems because of their huge debts and because of their spending on the 3G licenses and the build-out of their networks. Capital expenditures came to a grinding halt and network component suppliers came under severe pressure. On top of that the growth in wireless stalled and the whole component sector was confronted with rising inventories and slowing demand. The growth in PC units, which is the dominant demand driver for semiconductors, slowed significantly because the sector lacks a killer application that requires higher speed or power. Utilization rates for the semiconductor companies fell quite fast to the historically lowest level as demand weakened and the inventory issue continued. Semiconductor companies reduced their capital spending budgets quite aggressively and cancelled their orders resulting in the lowest Book-to-bill figure ever. Although the IT fund has no exposure in this sector this had an impact on the whole semiconductor sector.

Performance: For the six-month period ended April 30, 2001 the Fund's Class A shares, excluding sales charges, provided a total return of -45.46% compared to the Goldman Sachs Technology Industry Composite Index which returned -39.18% for the same period.

Portfolio Specifics: The Fund reduced its exposure in the enterprise software theme and the storage sector. Valuations were high in respect to the uncertain outlook. We increased the weighting in semiconductor companies especially the PC related semiconductor companies as we received evidence that tests with Windows2000 were quite successful which we believe will drive PC growth and valuations. We increased the weighting in outsourcing companies because of its visibility going forward, as the average length of a contract is five years.

Market Outlook: We expect that the Technology market will only strengthen on improvements in growth and fundamentals rather than a massive multiple expansion going forward. However some stocks overshot to the downside and represented a good investing opportunity. We take the view that this stock picking market is likely to continue for at least the near future. Clearly the macro economic outlook will continue to have a major impact on the tech sector and IT spending plans. Interest rate cuts should stimulate the economy and will probably have a positive impact on the markets. Recent data suggest that enterprises are resuming their IT spending and some IT companies are reporting growth in their orderbooks again.

In the second half of the year Microsoft introduces the Xbox as well as Windows XP which is likely to fuel the semiconductor sector.

Portfolio                                             PILGRIM GLOBAL INFORMATION
Manager's Report                                                 TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                       Average Annual Total Returns for
                                       the periods ended April 30, 2001
                                       --------------------------------
                                                      Since Inception
                                          1 Year          12/15/98
                                          ------          --------
Including Sales Charge:
  Class A (1)                             -52.27%          15.78%
  Class B (2)                             -51.37%          16.71%
  Class C (3)                             -50.12%          17.89%
Excluding Sales Charge:
  Class A                                 -49.35%          18.69%
  Class B                                 -49.66%          18.02%
  Class C                                 -49.77%          17.89%
  Goldman Sachs Technology
Industry Composite Index                  -49.33%          17.53%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Global Information Technology Fund against the Goldman Sachs Technology Industry Composite Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 12/01/98.

Principal Risk Factor(s): International investing involves special risks considerations including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards. The Fund concentrates its investments in information technology-related companies and will tend to experience greater volatility than funds with more diversified portfolios.

                 See accompanying index descriptions on page 26.

-------------
International
Equity Funds
-------------

                                                                       Portfolio
PILGRIM ASIA-PACIFIC EQUITY FUND                                Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Richard Saler, Portfolio Manager; Philip Schwartz, C.F.A., Portfolio Manager; ING Pilgrim Investments, LLC.

Goal: The Pilgrim Asia-Pacific Equity Fund (the "Fund") normally invests at least 65% of its total assets in equity securities listed on stock exchanges in countries in the Asia-Pacific region or issued by companies based in this region. Asia-Pacific countries in which the Fund invests include, but are not limited to, China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand, but do not include Japan or Australia. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, warrants, American Depository Receipts, European Depository Receipts and other depository receipts.

Investment Strategy: The portfolio managers primarily use "bottom up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or market. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in different sectors or parts of the region, and to estimate local market risks. The portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures.

Market Overview: It was a ragged six months for the major equity markets in the region. Hong Kong, Singapore, South Korea and Taiwan account for about 90% of the value of stocks in which foreigners can invest. Market returns ranged from a gain of just over 3% in Korea to a loss of just over 19% in Singapore. It became clear at the end of 2000 that the US economy had slowed sharply. After a bright start caused in large measure by the US Federal Reserve's 1/2% interest rate cut on January 3rd, reality set in as Asian economies braced for the effects of the US led economic slow down. A significant part of the GDP of many of these economies is the value of exports to the US. In addition, much of the slowdown in US economic activity was a reduction in business investment, especially technology. This would cause pain to many of Asia's bellwether technology companies, involved in telecommunications equipment and semiconductors. Political instability in a number of Asian countries did not help sentiment and latterly the region's businesses were threatened by a weakening Yen, since Japanese companies compete with other Asian firms in many of the world's major industries, while Japan imports large volumes of goods from the rest of Asia.

Performance: For the six-month period ended April 30, 2001 the Fund's Class A shares, excluding sales charges, provided a total return of -12.81%. The MSCI Far East Free ex Japan Index returned -8.17% for the same period.

Portfolio Strategy: The main element of strategy has been to maintain overweights in the telecommunications and technology sectors. We believe that, while share prices in these sectors have been hit hard by the global slowdown, especially in the US, the companies involved are world class competitors. We feel that there is at least as much risk involved in being underweight in technology and telecoms as there is in being overweight, as there is much bad news already in the market and the recovery, when it comes, could well be fast and furious.

Market Outlook: The Federal Reserve has at the time of writing, reduced interest rates by 2% in the year to date and this, together with 2% to 3% GDP growth in Europe should bring an end to the global economic slow down. The main Asian economies outside of Japan look set to grow by better than 4% this year and perhaps 5% in 2002. The profit outlook for the larger well managed companies in which we tend to invest will inevitably improve and with p/e ratios currently between 10 and 15 times 12 month forward earnings. In the medium term, if, (and it is a big "if"), new Japanese prime minister Junichiro Koizumi can deliver on his reform promises, then after an initial recessionary period, Japanese demand should improve markedly, to the benefit of companies in the rest of Asia. The main global risk is probably the U.S. economy. Consumers continue to support the economy despite rising unemployment and a low savings rate. It seems unlikely that unemployment can keep rising sharply without consumption slowing sharply. Hence we expect more rate cuts by the Federal Reserve.

Portfolio
Managers' Report                                PILGRIM ASIA-PACIFIC EQUITY FUND
--------------------------------------------------------------------------------

                                              Average Annual Total Returns
                                          for the periods ended April 30, 2001
                                        ----------------------------------------
                                                                 Since Inception
                                        1 Year       5 Year         09/01/95
                                        ------       ------         --------
Including Sales Charge:
  Class A(1)                            -44.65%      -17.28%         -14.49%
  Class B(2)                            -44.23%      -17.21%         -14.34%
  Class M(3)                            -43.26%      -17.28%         -14.54%
Excluding Sales Charge:
  Class A                               -41.29%      -16.29%         -13.59%
  Class B                               -41.32%      -16.87%         -14.19%
  Class M                               -41.22%      -16.69%         -14.01%
MSCI Far East Free ex-Japan Index       -31.38%      -12.31%          -8.40%

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Asia-Pacific Equity Fund against the MSCI Far East Free ex-Japan Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class M deferred sales charge of 3.50% for the 1 year return.

Principal Risk Factor(s): Increased price volatility and other risks that accompany an investment in foreign equities and in securities of issuers in a single region. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities.

                 See accompanying index descriptions on page 26.

-------------
International
Equity Funds
-------------

                                                                       Portfolio
PILGRIM EUROPEAN EQUITY FUND                                    Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Frits Moolhuizen, Head of Equities, Adrian van Tiggelen, Head of European Equities, ING Investment Management Advisors B.V.

Goal: The Pilgrim European Equity Fund (the "Fund") seeks growth of capital through investment in a diversified portfolio of primarily European companies.

Market Overview: The TMT sector continued its fall. Technology shares were hit by earnings worries, mainly caused by evidence of slower economic growth. A number of technology companies saw demand for their products fall off a cliff and had to report earnings below expectations. Towards the end of the period, TMT shares started to recover, helped by a fourth US interest rate cut. The insurance sector lost its status as a safe haven after a severe profit warning by Zurich Financial Services. There are also worries about unit-linked products due to the fall in stock markets. Cyclical stocks were among the best relative performers as investors adopted a value bias in their selection and on expectations that a V-shape economic recovery will support the outlook for cyclicals.

Performance: For the six month period ended April 30, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -10.80% compared to the FT/Europe Index which returned -7.15% for the same period.

Portfolio Specifics: The high volatility in the market caused us to trade more than usual. Regular bouts of panic selling offered valuation opportunities we had to act on. On a sector level, our bottom up inspired transactions, led us to decrease the weight of banks. Especially the weight of investment banks was reduced. We increased the weight of telecom, by buying Orange and both Deutsche and France Telecom. This was driven by relative valuation developments and improving newsflow. The latest results show resilience in the core wireline operations. There is a growing confidence of a wireless margin recovery due to a reduction of pre-paid subsidies and balance sheet issues are easing. In an effort to reduce investment in next generation mobile infrastructure, telecom operators are looking for ways to share network equipment.

Market Outlook: Profit growth expectations for Europe have been downgraded further to approximately 3% (after 20% in 2000). This number has been consistently going down this year from 10%+ at the end of last year. Earnings growth is now more realistic although we assess more short-term downward revisions than upward. Next year's earnings growth is still 13% at the consensus level. A further economic slowdown is definitely not foreseen in this number.

Although the ECB did not cut official rates yet, it is still expected to start cutting rates as soon as a decline in inflation starts to emerge. Current monetary and/or fiscal stimulus should prevent a further slowdown in the global economy.

Given this backdrop, equity valuations are fairly valued unless one expects a global recession. Although that would be possible, it is not our central scenario. We still assume that the deceleration of economic growth will be limited to 2001 and that next year will bring a limited recovery. Equity markets should anticipate this and most likely they found a bottom during March this year. We expect markets to remain volatile and nervous in the next months, with profit warnings limiting the upside and rate cuts limiting the downside.

Portfolio
Managers' Report                                    PILGRIM EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------

                            Average Annual Total Returns for the
                               periods ended April 30, 2001
                            ------------------------------------
                                              Since Inception
                                1 Year            12/15/98
                                ------            --------
Including Sales Charge:
  Class A (1)                   -20.78%           -2.24%
  Class B (2)                   -20.32%           -1.96%
  Class C (3)                   -17.22%           -0.57%
Excluding Sales Charge:
  Class A                       -15.94%            0.22%
  Class B                       -16.32%           -0.38%
  Class C                       -16.42%           -0.57%
FT Europe Index                 -10.91%            2.84%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim European Equity Fund against the FT Europe Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 12/01/98.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in equity securities of issuers in a single region. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities.

                 See accompanying index descriptions on page 26.

-------------
International
Equity Funds
-------------

                                                                       Portfolio
PILGRIM RUSSIA FUND                                             Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Samuel Oubadia, Senior Investment Manager -- Emerging Markets Equities, Michiel Bootsma, Investment Manager -- Emerging Markets Equities, Jan Wim Derks, Director -- Head of Emerging Markets Equities, ING Pilgrim Investments, LLC.

Goal: The Pilgrim Russia Fund (the "Fund" or "LETRX") seeks to maximize long-term capital appreciation through investments in Russian securities.

Market Overview: After falling sharply in the fourth quarter of 2000, the Russian equity market performed relatively well in the first few months of 2001. The first quarter of 2001 was a period when most markets saw significant declines. This is in contrast to most of last year, when the Russian market was heavily influenced by the developments in global markets -- particularly the Nasdaq. The end of 2000 was especially difficult for Russian equities, as the market was hurt by adverse developments in the Turkish stock market, and lower oil prices. (The price of oil fell sharply in December, but has since climbed back to a level that is much closer to the average price in 2000.)

The relatively good performance of the Russian market since the start of 2001, can be at least be partly attributable to the moderately favorable economic outlook for 2001. Real GDP growth is expected to reach about 2.0 to 3.0%, and a budget surplus of about 1.0% of GDP is also forecasted. Foreign exchange reserves reached a record high of USD 30.0 billion at the end of April.

As was the case for most of 2000, the price of oil continues to lend support to the Russian market. Most analysts have raised their forecasts for the average oil price for 2001, to $23.00 -$24.00/barrel. Earlier this year, investors were also encouraged by the Russian government's decision to honor Russia's Paris Club debt for 2001 in full. This amounts to USD 3.7 billion, of which USD 1.2 is principal and the remainder being the interest expense.

Performance: For the six-month period ended April 30, 2001, the Fund Class A shares, excluding sales charges, provided a total return of 1.12% compared to -4.40% return for the Russian Trading System Index and 1.76% return for the Moscow Times Index for the same period.

Portfolio Specifics: The Fund's rebound in the first four months of 2001 can be attributed to its position in the metals and mining sector, which was the market's best performing sector. Specifically, the Fund has a large position in Norilsk Nickel. The company, which produces metals such as nickel and platinum, saw its share price rise over 80% in the first quarter of 2001. This was due to a combination of factors that includes the stock's very low valuation, and the view that corporate governance is set to improve at the mining company. We have since reduced our position in Norilsk Nickel, however the company remains one of the fund's largest holdings.

The oil and gas sector actually underperformed the broader market. As a result, the Fund's underweight position in the sector helped its relative performance. Nevertheless, certain oil stocks did perform well. The highlight was Yukos, which rose almost 50% in the first quarter of 2001. This is one of the Fund's largest holdings in the sector. Still, the Fund will likely maintain this underweight position in the oil sector for some time, as the sector comprises over 65% of the Russian equity universe.

Market Outlook: It is quite remarkable that the Russian market performed as well as it did in the first quarter of 2001 given the incredibly poor performance of global markets. We would not have expected such a scenario at the end of last year, and we would continue to believe that this scenario is unlikely going forward. However, we do envisage a scenario where if global markets have reached their trough, the Russian market can continue to outperform other emerging markets. This was indeed the case in the month of April.

With respect to structural reforms, we are expecting significant progress in two key areas in the next few months. The first of these deals with the banking system. There are three separate laws that deal with banking. The passage of these laws will give the central bank more control over monetary policy, and will also grant it more power in its supervision of Russia's commercial banks.

We also expect the new land code, which will allow for private land ownership, to be implemented in the near-term. The passage of this law will overturn a key principle of the former communist system.

Nevertheless, the Russian economy does face a problem in the fact that the ruble has been steadily appreciating in real terms. Indeed, the devaluation of the currency is

Portfolio
Managers' Report                                             PILGRIM RUSSIA FUND
--------------------------------------------------------------------------------

perhaps the key factor that has brought about the turnaround in the Russian economy since the crises of 1998. The huge inflow of foreign exchange from commodity exports has kept the ruble exchange rate stable in nominal terms. However, with inflation still expected to lie in a range of 18 - 20% by the end of 2001, the ruble has appreciated to 70 - 80% of its July 1998 level by some estimates. This clearly erodes the competitive benefits that had been brought on by the weaker currency.

Still, in spite of the threats posed to the Russian economy by the appreciation of the ruble, we believe we see the risks to the Russian stock market as limited. This is primarily due to the fact that valuations for Russian equities are still at a fraction of those of their emerging market peers. Furthermore, a number of individual stocks may continue to be driven by their company's adoption of corporate governance policies that are more responsive to minority shareholders.

                                         Average Annual Total Returns for the
                                             periods ended April 30, 2001
                                      ------------------------------------------
                                                                 Since Inception
                                      1 year         3 year          07/03/96
                                      ------         ------          --------
Including Sales Charge:
  Class A (1)                        -24.37%        -18.97%          -6.74%
Excluding Sales Charge:
  Class A                            -19.76%        -17.35%          -5.59%
Moscow Times Index                    -9.70%        -33.61%          12.43%(2)
Russian Tradings System Index        -20.36%        -42.16%         -11.49%(2)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Russia Fund against the Moscow Times Index and Russian Tradings System Index. The indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charge and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the maximum sales load.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "foward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Since inception performance for the index is shown from 06/28/96.

Principal Risk Factor(s): Increased price volatility and other risks that accompany an investment in equity securities of issuers in a single region. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities.

                 See accompanying index descriptions on page 26.

-----------
Precious
Metals Fund
-----------

                                                                       Portfolio
PILGRIM PRECIOUS METALS FUND                                    Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: James Vail, C.F.A, Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim Precious Metals Fund (the "Fund") investment objective is to attain capital appreciation and hedge against the loss of buying power of the US dollar as may be obtained through investment in gold bullion and securities of companies engaged in the mining or processing of gold and other precious metals and materials.

Market Overview: The renewed interest in the precious metals sector specifically gold, which began in the fourth quarter of 2000, gathered momentum in the early part of 2001 and continues strong. The primary driver of the rise in gold bullion and gold shares is the reduction of global interest rates making the hedging practices of the gold producers less attractive financially, in essence reducing the supply of gold into the market. The lower interest rates along with weakness in the overall equity markets together with increased attention toward hard assets combine for positive fundamentals for the precious metals sector.

Performance: For the six-month period ended April 30, 2001 the Fund's Class A shares, excluding sales charges, provided a total return of 24.42% compared to the 12.07% return for the S&P 500 Index and a 25.67% return for the Philadelphia Gold and Silver Index (XAU). The Fund's slight underperformance to the XAU reflects its exposure to a broad array of precious metals and not solely gold.

Portfolio Specifics: In the last six months, the Fund has increased its exposure to unhedged producers including Harmony Gold, Lihir Gold, and Newmont Mining in an effort to more fully participate in higher gold prices. Further to this, we have added smaller gold producers, Iamgold and Brancote Holdings to broaden the Fund's holding in exciting developing companies. In the platinum and palladium group we added North American Palladium, a rapidly growing producer with exciting potential. While silver has lagged the other precious metals, due to its more industrial nature, we believe the Fund's holdings in the sector are well positioned to participate in any upward move in silver bullion prices.

Market Outlook: We are encouraged by the renewed level of investor interest in precious metals and believe the momentum can continue. Global interest rates continue to be reduced; limiting the supply of gold entering the market creating what we believe is a new higher range of bullion prices. Platinum and palladium remain in short supply and demand continues to grow spurred by ever-stringent auto emission standards around the world. Finally, as the global economy enjoys renewed growth later in 2001 and into 2002, the demand for silver is also expect to increase. We believe the dot.com debacle has refocused a portion of investors' attention toward real assets and this bodes well for the precious metals sector.

Portfolio
Manager's Report                                    PILGRIM PRECIOUS METALS FUND
--------------------------------------------------------------------------------

                                            Average Annual Total Returns for the
                                                 periods ended April 30, 2001
                                            -----------------------------------
                                            1 Year       5 Years       10 Years
                                            ------       -------       --------
Including Sales Charge:                      6.21%       -16.56%        -3.71%
  Class A (1)
Excluding Sales Charge:
  Class A                                   12.56%       -15.66%        -3.13%
  S&P 500 Index                            -12.97%        15.56%        15.25%
  Gold Bullion                              -4.33%       -32.75%       -26.44%
Philadelphia Gold and Silver Index           0.69%       -17.40%        -3.72%

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Precious Metals Fund against the S&P 500 Index, Gold Bullion and Philadelphia Gold and Silver Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

Principal Risk Factor(s): Price volatility due to non-diversification and concentration in the gold/precious metals industry. The market for gold and other precious metals is widely unregulated and is located in foreign countries that have the potential for instability. Precious metals earn no income, have higher transaction/storage costs and realize gain only with an increase in market price.

                 See accompanying index descriptions on page 26.

-------
Pilgrim
Funds
-------

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized index of 500 common stocks.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders of their industry.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index.

The Philadelphia Stock Exchange Gold and Silver Index (XAU) is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

The MSCI EAFE Index consists of more than 1,400 securities in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It is a generally accepted index for major overseas markets.

The MSCI Emerging Markets Free (EMF) Index is comprised of companies representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.

The MSCI World Index consists of more than 1,400 securities located in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

The Salomon EPAC Extended Market Index measures the performance of securities of smaller-capitalized companies in 22 countries excluding the U.S. and Canada.

The MSCI Far East Free ex-Japan Index measures performance of securities listed on exchanges in the Far East markets excluding Japan.

The Moscow Times Index is an index that measures the performance of the 50 most liquid and highly capitalized Russian stocks.

The Russian Trading System Index is a capitalization weighted index that is comprised of 100 stocks traded on the Russian Trading Systems.

The Gold Bullion is a commodity traded on the New York Mercantile Exchange.

The S&P MidCap Index is a market value-weighted index which measures the performance of the mid-size company segment of the U.S. market.

The NASDAQ Telecom Index is a capitalization-weighted index designated to measure the performance of all NASDAQ stocks in the telecommunications sector.

The Goldman Sachs Technology Industry Composite Index is a modified capitalization-weighted index of selected technology stock.

The FT Europe Index is average weighted by the market value of the performance of securities listed on the Stock Exchange of Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and United Kingdom.

The Nikkei Index is a market value-weighted index calculated using all stocks listed on Japan's eight equities exchanges.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

-------------
International
Equity Funds
-------------

      STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                                               Pilgrim           Pilgrim
                                          Pilgrim           Pilgrim                          International     International
                                         Worldwide       International        Pilgrim            Core            SmallCap
                                           Growth            Value         International        Growth            Growth
                                            Fund              Fund             Fund              Fund              Fund
                                       --------------    --------------   --------------    --------------    --------------
ASSETS:
Investments in securities at value*    $  460,532,640    $2,394,319,156   $   52,082,845    $   56,458,452    $  531,589,161
Short-term investments at amortized
 cost                                      35,697,239                --        2,700,000         2,900,000                --
Cash                                               --       108,341,041               --                --        22,765,323
Foreign currencies at value**               1,502,038               819          314,479           354,555                --
Receivables:
  Investment securities sold                8,602,040                --        2,861,945         2,877,037         9,610,193
  Fund shares sold                          2,257,174        17,543,382          297,725         1,202,735         3,996,616
  Dividends and interest                      930,047        18,130,047          201,818           252,229         1,658,968
  Other                                            --             4,431              199           185,243           225,553
Prepaid expenses                              180,336           325,858           64,236            29,369            99,245
Reimbursement due from manager                 27,802                --               --                --                --
                                       --------------    --------------   --------------    --------------    --------------
    Total assets                          509,729,316     2,538,664,734       58,523,247        64,259,620       569,945,059
                                       --------------    --------------   --------------    --------------    --------------
LIABILITIES:
  Payable for investment securities
   purchased                                9,190,327        32,748,346          896,857         2,875,419        15,064,333
  Payable for fund shares
   redeemed                                 1,857,849        13,045,082          873,377         1,286,499         7,790,469
  Payable to affiliates                       655,444         3,350,136           63,351            92,976           655,564
  Payable to custodian                      1,853,749                --        1,561,077           950,095                --
  Other accrued expenses and
   liabilities                                144,389           487,179          172,764            93,966           284,604
                                       --------------    --------------   --------------    --------------    --------------
    Total liabilities                      13,701,758        49,630,743        3,567,426         5,298,955        23,794,970
                                       --------------    --------------   --------------    --------------    --------------
NET ASSETS                             $  496,027,558    $2,489,033,991   $   54,955,821    $   58,960,665    $  546,150,089
                                       ==============    ==============   ==============    ==============    ==============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                        $  596,370,074    $2,408,286,799   $   63,667,060    $   64,455,418    $  665,742,979
Undistributed net investment income
    (loss)                                 (3,099,453)        3,758,113          (57,331)         (858,400)       (7,981,843)
Accumulated net realized gain (loss)
 on investments and foreign
 currencies                               (86,280,458)       16,251,523       (6,984,598)       (4,178,941)     (118,950,905)
Net unrealized appreciation
 (depreciation) of investments and
 foreign currencies                       (10,962,605)       60,737,556       (1,669,310)         (457,412)        7,339,858
                                       --------------    --------------   --------------    --------------    --------------
NET ASSETS                             $  496,027,558    $2,489,033,991   $   54,955,821    $   58,960,665    $  546,150,089
                                       ==============    ==============   ==============    ==============    ==============
* Cost of securities                   $  471,460,877    $2,333,372,723   $   53,744,359    $   56,902,608    $  524,223,208
** Cost of foreign currencies          $    1,509,139    $          819   $      315,940    $      356,228    $           --

                 See Accompanying Notes to Financial Statements

     STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                                       Pilgrim         Pilgrim
                                      Pilgrim         Pilgrim                       International   International
                                     Worldwide     International       Pilgrim          Core          SmallCap
                                      Growth           Value        International      Growth          Growth
                                       Fund            Fund             Fund            Fund            Fund
                                   -------------   --------------   -------------   -------------   -------------
Class A:
  Net assets                       $ 209,600,511   $1,295,522,036   $  50,923,012   $  14,574,268   $ 203,830,649
  Shares authorized                    unlimited        unlimited     100,000,000       unlimited       unlimited
  Par value                        $        0.00   $         0.01   $       0.001   $        0.00   $        0.00
  Shares outstanding                  10,513,918       87,451,308       5,209,070         842,455       7,552,123
  Net asset value and redemption
   price per share                 $       19.94   $        14.81   $        9.78   $       17.30   $       26.99
  Maximum offering price per
   share (5.75%)(1)                $       21.15   $        15.72   $       10.37   $       18.36   $       28.64
Class B:
  Net assets                       $ 100,342,061   $  479,537,136   $   2,288,304   $  15,854,193   $ 101,393,841
  Shares authorized                    unlimited        unlimited     100,000,000       unlimited       unlimited
  Par value                        $        0.00   $         0.01   $       0.001   $        0.00   $        0.00
  Shares outstanding                   4,508,373       32,780,773         235,105         916,313       3,551,321
  Net asset value and redemption
   price per share(2)              $       22.26   $        14.63   $        9.73   $       17.30   $       28.55
  Maximum offering price per
   share                           $       22.26   $        14.63   $        9.73   $       17.30   $       28.55
Class C:
  Net assets                       $ 157,943,708   $  682,541,926   $   1,735,323   $  19,225,502   $  99,758,508
  Shares authorized                    unlimited        unlimited      50,000,000       unlimited       unlimited
  Par value                        $        0.00   $         0.01   $       0.001   $        0.00   $        0.00
  Shares outstanding                   7,978,710       46,761,377         178,412       1,107,870       3,810,631
  Net asset value and redemption
   price per share(2)              $       19.80   $        14.60   $        9.73   $       17.35   $       26.18
  Maximum offering price per
   share                           $       19.80   $        14.60   $        9.73   $       17.35   $       26.18
Class Q:
  Net assets                       $  28,141,278   $   31,432,893   $       9,182   $   9,306,702   $ 141,167,091
  Shares authorized                    unlimited        unlimited      50,000,000       unlimited       unlimited
  Par value                        $        0.00   $         0.01   $       0.001   $        0.00   $        0.00
  Shares outstanding                   1,223,130        2,119,947             941         516,469       4,941,258
  Net asset value and redemption
   price per share                 $       23.01   $        14.83   $        9.76   $       18.02   $       28.57
  Maximum offering price per
   share                           $       23.01   $        14.83   $        9.76   $       18.02   $       28.57

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

      STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                                Pilgrim
                                              Pilgrim         Pilgrim            Global
                                              Emerging         Global         Information
                                             Countries     Communications     Technology
                                               Fund             Fund             Fund
                                           -------------    -------------    -------------
ASSETS:
Investments in securities at value*        $ 187,157,738    $  36,758,979    $  73,188,870
Short-term investments at amortized cost       7,798,464               --          496,645
Cash                                                  --          159,710        2,504,430
Foreign currencies at value**                  4,873,877          412,237          275,273
Receivables:
  Investment securities sold                          --               --               --
  Fund shares sold                             1,235,297          277,130          213,559
  Dividends and interest                       1,136,486            8,388           18,346
  Other                                          104,646               --          277,058
Prepaid expenses                                 105,083           50,621           52,028
Reimbursement due from manager                        --               --          225,610
                                           -------------    -------------    -------------
    Total Assets                             202,411,591       37,667,065       77,251,819
                                           -------------    -------------    -------------
LIABILITIES:
Payable for investment securities
 purchased                                            --          412,182               --
Payable for fund shares redeemed                 257,684          562,716          845,512
Payable to affiliates                            188,489           64,973          104,329
Payable to custodian                           2,212,402               --               --
Estimated tax liability on investments
 in India                                      1,507,830               --               --
Other accrued expenses and liabilities         1,093,428          223,395          267,439
                                           -------------    -------------    -------------
    Total Liabilities                          5,259,833        1,263,266        1,217,280
                                           -------------    -------------    -------------
NET ASSETS                                 $ 197,151,758    $  36,403,799    $  76,034,539
                                           =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                            $ 279,633,362    $ 112,691,280    $ 140,367,461
Undistributed net investment income
    (loss)                                       247,771         (525,395)        (981,900)
Accumulated net realized gain (loss)
 on investments and foreign currencies
 (net of foreign tax on the sale of
 Indian investments of $1,325,478, $0,
 $0, $0, $0 and $0, respectively --
 Note 2)                                     (59,930,099)     (54,486,660)     (37,941,444)
Net unrealized appreciation
 (depreciation) of investments and
 foreign currencies (net of estimated
 tax liability on investments in India
 of $182,352, $0, $0, $0, $0 and $0,
 respectively -- see Note 2)                 (22,799,276)     (21,275,426)     (25,409,578)
                                           -------------    -------------    -------------
NET ASSETS                                 $ 197,151,758    $  36,403,799    $  76,034,539
                                           =============    =============    =============
* Cost of securities                       $ 209,668,441    $  58,035,228    $  98,597,923
** Cost of foreign currencies              $   4,880,885    $     414,653    $     275,780


                                             Pilgrim          Pilgrim
                                           Asia-Pacific       European          Pilgrim
                                              Equity           Equity            Russia
                                               Fund             Fund              Fund
                                           -------------    -------------    -------------
ASSETS:
Investments in securities at value*        $  16,597,525    $  24,397,094    $  40,740,847
Short-term investments at amortized cost              --               --        4,999,413
Cash                                             969,093          600,549        2,126,295
Foreign currencies at value**                     44,692          533,746               --
Receivables:
  Investment securities sold                          --          147,666        3,070,263
  Fund shares sold                               654,000          650,331          101,380
  Dividends and interest                          32,526          147,035               --
  Other                                            8,911               16               --
Prepaid expenses                                  25,518           15,417           23,871
Reimbursement due from manager                    76,620           21,678               --
                                           -------------    -------------    -------------
    Total Assets                              18,408,885       26,513,532       51,062,069
                                           -------------    -------------    -------------
LIABILITIES:
Payable for investment securities
 purchased                                            --          188,553        1,999,750
Payable for fund shares redeemed                  17,282          385,594           66,554
Payable to affiliates                             37,049           34,186           56,313
Payable to custodian                                  --               --               --
Estimated tax liability on investments
 in India                                             --               --               --
Other accrued expenses and liabilities           263,922           43,800          311,992
                                           -------------    -------------    -------------
    Total Liabilities                            318,253          652,133        2,434,609
                                           -------------    -------------    -------------
NET ASSETS                                 $  18,090,632    $  25,861,399    $  48,627,460
                                           =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                            $  49,194,999    $  27,479,674    $ 135,071,662
Undistributed net investment income
    (loss)                                      (108,184)         (27,485)        (493,860)
Accumulated net realized gain (loss)
 on investments and foreign currencies
 (net of foreign tax on the sale of
 Indian investments of $1,325,478, $0,
 $0, $0, $0 and $0, respectively --
 Note 2)                                     (25,498,378)         (54,869)     (72,180,035)
Net unrealized appreciation
 (depreciation) of investments and
 foreign currencies (net of estimated
 tax liability on investments in India
 of $182,352, $0, $0, $0, $0 and $0,
 respectively -- see Note 2)                  (5,497,805)      (1,535,921)     (13,770,307)
                                           -------------    -------------    -------------
NET ASSETS                                 $  18,090,632    $  25,861,399    $  48,627,460
                                           =============    =============    =============
* Cost of securities                       $  22,095,084    $  25,921,646    $  54,511,154
** Cost of foreign currencies              $      44,504    $     540,357    $          --

                 See Accompanying Notes to Financial Statements

      STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Pilgrim
                                          Pilgrim          Pilgrim        Global           Pilgrim        Pilgrim
                                          Emerging         Global       Information     Asia-Pacific      European         Pilgrim
                                         Countries     Communications   Technology         Equity          Equity          Russia
                                            Fund            Fund           Fund             Fund            Fund            Fund
                                        ------------    ------------    ------------    ------------    ------------    ------------
Class A:
  Net assets                            $108,049,558    $ 19,069,366    $ 45,051,937    $  9,121,303    $ 24,146,672    $ 48,627,460
  Shares authorized                        unlimited       unlimited       unlimited      24,000,000       unlimited     400,000,000
  Par value                             $       0.00    $      0.001    $      0.001    $       0.01    $      0.001    $      0.001
  Shares outstanding                       7,591,050       5,179,365       4,534,685       2,133,340       2,587,914       6,724,855
  Net asset value and redemption
   price per share                      $      14.23    $       3.68    $       9.93    $       4.28    $       9.33    $       7.23
  Maximum offering price per share
   (5.75%)(1)                           $      15.10    $       3.91    $      10.54    $       4.54    $       9.90    $       7.67
Class B:
  Net assets                            $ 20,712,927    $ 14,006,996    $ 22,573,911    $  5,328,702    $  1,598,351             n/a
  Shares authorized                        unlimited       unlimited       unlimited      24,000,000       unlimited             n/a
  Par value                             $       0.00    $      0.001    $      0.001    $       0.01    $      0.001             n/a
  Shares outstanding                       1,459,248       3,835,052       2,318,038       1,282,656         173,623             n/a
  Net asset value and redemption
   price per share(2)                   $      14.19    $       3.65    $       9.74    $       4.15    $       9.21             n/a
  Maximum offering price per share      $      14.19    $       3.65    $       9.74    $       4.15    $       9.21             n/a
Class C:
  Net assets                            $ 20,111,235    $  3,327,437    $  8,408,691             n/a    $    116,376             n/a
  Shares authorized                        unlimited       unlimited       unlimited             n/a       unlimited             n/a
  Par value                             $       0.00    $      0.001    $      0.001             n/a    $      0.001             n/a
  Shares outstanding                       1,469,192         910,231         865,624             n/a          12,713             n/a
  Net asset value and redemption
   price per share(2)                   $      13.69    $       3.66    $       9.71             n/a    $       9.15             n/a
  Maximum offering price per share      $      13.69    $       3.66    $       9.71             n/a    $       9.15             n/a
Class M:
  Net assets                                     n/a             n/a             n/a    $  3,640,627             n/a             n/a
  Shares authorized                              n/a             n/a             n/a      12,000,000             n/a             n/a
  Par value                                      n/a             n/a             n/a    $       0.01             n/a             n/a
  Shares outstanding                             n/a             n/a             n/a         872,713             n/a             n/a
  Net asset value and redemption
   price per share                               n/a             n/a             n/a    $       4.17             n/a             n/a
  Maximum offering price per share
   (3.50%)(3)                                    n/a             n/a             n/a    $       4.32             n/a             n/a
Class Q:
  Net assets                            $ 48,278,038             n/a             n/a             n/a             n/a             n/a
  Shares authorized                        unlimited             n/a             n/a             n/a             n/a             n/a
  Par value                             $       0.00             n/a             n/a             n/a             n/a             n/a
  Shares outstanding                       3,299,817             n/a             n/a             n/a             n/a             n/a
  Net asset value and redemption
   price per share                      $      14.63             n/a             n/a             n/a             n/a             n/a
  Maximum offering price per share      $      14.63             n/a             n/a             n/a             n/a             n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

-----------
Precious
Metals Fund
-----------

      STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                            Pilgrim
                                                                        Precious Metals
                                                                             Fund
                                                                        --------------
ASSETS:
Investments in securities at value*                                      $  52,715,579
Short-term investments at amortized cost                                    10,178,669
Cash                                                                           214,347
Foreign currencies at value**                                                   94,176
Receivables:
  Funds shares sold                                                             36,499
  Dividends and interest                                                        46,326
Prepaid expenses                                                                46,614
                                                                         -------------
    Total Assets                                                            63,332,210
                                                                         -------------
LIABILITIES:
Payable for investment securities purchased                                  2,218,331
Payable for fund shares redeemed                                                93,002
Payable to affiliates                                                           76,000
Other accrued expenses and liabilities                                         285,544
                                                                         -------------
    Total Liabilities                                                        2,672,877
                                                                         -------------
NET ASSETS                                                               $  60,659,333
                                                                         =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                          $ 153,580,330
Undistributed net investment income                                            250,744
Accumulated net realized loss on investments and foreign currencies        (87,065,578)
Net unrealized depreciation of investments and foreign currencies           (6,106,163)
                                                                         -------------
NET ASSETS                                                               $  60,659,333
                                                                         =============
* Cost of securities                                                     $  58,822,273
** Cost of foreign currencies                                            $      93,420

Class A:
Net assets                                                               $  60,659,333
Shares authorized                                                          428,000,000
Par value                                                                $       0.001
Shares outstanding                                                          21,484,648
Net asset value and redemption price per share                           $       2.82
Maximum offering price per share (5.75%)(1)                              $       3.00

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                      STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                       Pilgrim Worldwide Growth Fund            Pilgrim International Value Fund
                                              -----------------------------------------------    ------------------------------
                                                    Six             Four            Year             Six              Year
                                               Months Ended     Months Ended        Ended        Months Ended         Ended
                                                 April 30,       October 31,      June 30,         April 30,       October 31,
                                                   2001             2000            2000             2001             2000
                                              -------------    -------------    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)              $   1,874,767    $   1,232,902    $   2,256,981       24,666,250    $  40,782,003
Interest                                          1,428,021          772,158        1,470,882        1,982,716        3,610,484
                                              -------------    -------------    -------------    -------------    -------------
  Total investment income                         3,302,788        2,005,060        3,727,863       26,648,966       44,392,487
                                              -------------    -------------    -------------    -------------    -------------
EXPENSES:
Investment advisory and management fees           2,643,412        2,199,958        4,327,642       11,239,631       15,936,553
Distibution and service fees:
  Class A                                           379,831          296,248          519,397        1,692,578        2,119,691
  Class B                                           539,924          451,319          776,845        2,267,100        3,859,074
  Class C                                           873,913          791,255        1,765,308        3,191,258        4,868,323
  Class Q                                            41,658           42,066           94,789           34,940           35,847
Transfer agent fees and expenses                    525,946          320,899          628,483          935,291        1,593,655
Administrative service fees                          13,937               --               --        1,427,583        1,755,565
Custodian and fund accounting expenses              225,797          156,540          348,012          362,000        1,318,066
Printing and postage expenses                       226,627           54,489          160,859          612,270          159,365
Registration fees                                   117,203           34,569           43,713           18,100          356,967
Professional fees                                   136,548           13,284           51,263          144,800           98,014
Trustee expenses                                      9,050            6,150           18,000            5,430           41,980
Merger expenses                                      56,074               --               --               --               --
Miscellaneous expenses                               18,093           25,996          133,553            5,430           33,498
                                              -------------    -------------    -------------    -------------    -------------
                                                  5,808,013        4,392,773        8,867,864       21,936,411       32,176,598
Less:
  Waived and reimbursed
   fees/(recoupment)                                     --          (25,414)              --               --               --
                                              -------------    -------------    -------------    -------------    -------------
  Total expenses                                  5,808,013        4,418,187        8,867,864       21,936,411       32,176,598
                                              -------------    -------------    -------------    -------------    -------------
Net investment income (loss)                  $  (2,505,225)   $  (2,413,127)   $  (5,140,001)   $   4,712,555    $  12,215,889
                                              -------------    -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on investments       $ (67,996,649)   $  (1,077,591)   $  32,664,018    $  16,095,098    $ 239,567,326
Net realized loss on foreign currencies          (5,714,703)      (3,632,015)      (1,744,754)         (53,210)        (910,801)
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                     (57,438,010)     (78,001,428)      91,792,764       (2,404,284)     (41,147,980)
                                              -------------    -------------    -------------    -------------    -------------
  Net realized and unrealized gain (loss)
   on investments and foreign currencies       (131,149,362)     (82,711,034)     122,712,028       13,637,604      197,508,545
                                              -------------    -------------    -------------    -------------    -------------
Increase (decrease) in net assets resulting
 from operations                              $(133,654,587)   $ (85,124,161)   $ 117,572,027    $  18,350,159    $ 209,724,434
                                              =============    =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                      STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                               Pilgrim International Fund          Pilgrim International Core Growth Fund
                                              ----------------------------    --------------------------------------------
                                                   Six             Ten             Six            Four           Year
                                              Months Ended    Months Ended    Months Ended    Months Ended       Ended
                                                April 30,      October 31,      April 30,      October 31,     June 30,
                                                  2001            2000            2001            2000           2000
                                              ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)              $    272,881    $    339,999    $    299,390    $    297,428    $    499,020
Interest                                            81,774         117,417         134,978          68,680         205,365
                                              ------------    ------------    ------------    ------------    ------------
  Total investment income                          354,655         457,416         434,368         366,108         704,385
                                              ------------    ------------    ------------    ------------    ------------
EXPENSES:
Investment advisory and management fees            178,960         228,277         327,709         288,517         698,942
Distibution and service fees:
  Class A                                           43,550          24,640          29,308          26,372          66,973
  Class B                                            4,346              38          84,713          70,469         176,856
  Class C                                            3,665              56         105,003          89,573         198,628
  Class Q                                               --              --          13,537          13,294          36,603
Transfer agent fees and expenses                    34,002          21,910          72,148          58,126         168,428
Administrative service fees                         19,706          21,803           5,611              --              --
Custodian and fund accounting expenses              20,996          50,865         101,179          72,758         194,978
Printing and postage expenses                        2,534           9,559          11,222          11,439          28,436
Registration fees                                   34,598          18,555          28,454          11,737          78,072
Professional fees                                    3,620          24,777           4,525           3,075          11,733
Trustee expenses                                     1,810         100,827           2,534           1,722           5,000
Merger expenses                                     17,218              --              --              --              --
Miscellaneous expenses                               1,903           8,432           2,302           2,105          55,204
                                              ------------    ------------    ------------    ------------    ------------
                                                   366,908         509,739         788,245         649,187       1,719,855
Less:
  Waived and reimbursed fees                            --              --          50,175          41,295         212,567
                                              ------------    ------------    ------------    ------------    ------------
  Total expenses                                   366,908         509,739         738,070         607,892       1,507,288
                                              ------------    ------------    ------------    ------------    ------------
Net investment loss                           $    (12,253)   $    (52,323)   $   (303,702)   $   (241,784)   $   (802,903)
                                              ------------    ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on investments       $ (5,317,155)   $  2,619,862    $ (2,512,137)   $    923,712    $  8,378,791
Net realized loss on foreign currencies         (1,684,921)        (53,626)     (1,701,546)     (1,359,550)       (485,310)
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                       (852,034)     (5,596,890)     (2,784,278)    (10,007,118)      7,236,744
                                              ------------    ------------    ------------    ------------    ------------
  Net realized and unrealized gain (loss)
   on investments and foreign currencies        (7,854,110)     (3,030,654)     (6,997,961)    (10,442,956)     15,130,225
                                              ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets resulting
 from operations                              $ (7,866,363)   $ (3,082,977)   $ (7,301,663)   $(10,684,740)   $ 14,327,322
                                              ============    ============    ============    ============    ============

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                      STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                            Pilgrim International SmallCap Growth Fund
                                          -----------------------------------------------
                                               Six             Four             Year
                                          Months Ended     Months Ended         Ended
                                            April 30,       October 31,       June 30,
                                              2001             2000             2000
                                          -------------    -------------    -------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)          $   3,239,561    $     798,529    $   1,791,777
Interest                                      1,279,605        1,298,101        2,145,159
                                          -------------    -------------    -------------
  Total investment income                     4,519,166        2,096,630        3,936,936
                                          -------------    -------------    -------------
EXPENSES:
Investment advisory and management
 fees                                         2,954,605        2,362,535        4,285,711
Distibution and service fees:
  Class A                                       401,218          330,792          565,670
  Class B                                       555,653          453,253          806,062
  Class C                                       564,165          486,408          808,195
  Class Q                                       185,310          138,277          296,473
Transfer agent fees and expenses                484,746          319,534          561,375
Administrative service fees                      21,720               --               --
Custodian and fund accounting
 expenses                                       344,443          234,069          494,344
Printing and postage expenses                    65,522           79,286          167,665
Registration fees                               108,847           46,499           83,587
Professional fees                                16,109          120,947           54,085
Trustee expenses                                 17,919           12,177           34,991
Merger expenses                                      --               --               --
Miscellaneous expenses                            7,582           29,142           43,176
                                          -------------    -------------    -------------
                                              5,727,839        4,612,919        8,201,334
Less:
  Waived and reimbursed
   fees/(recoupment)                                 --          (15,793)              --
                                          -------------    -------------    -------------
  Total expenses                              5,727,839        4,628,712        8,201,334
                                          -------------    -------------    -------------
Net investment income (loss)              $  (1,208,673)   $  (2,532,082)   $  (4,264,398)
                                          -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized gain (loss) on investments   $ (88,170,111)   $  (4,911,433)   $  60,928,025
Net realized loss on foreign currencies     (17,806,753)      (8,476,248)      (2,124,426)
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currencies                         (20,751,996)     (73,243,053)      73,844,281
                                          -------------    -------------    -------------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies                              (126,728,860)     (86,630,734)     132,647,880
                                          -------------    -------------    -------------
Increase (decrease) in net assets
 resulting from operations                $(127,937,533)   $ (89,162,816)   $ 128,383,482
                                          =============    =============    =============


                                                  Pilgrim Emerging Countries Fund
                                          -----------------------------------------------
                                               Six             Four             Year
                                          Months Ended     Months Ended         Ended
                                            April 30,       October 31,       June 30,
                                              2001             2000             2000
                                          -------------    -------------    -------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)          $   1,934,235    $     679,961    $   1,758,417
Interest                                         75,465          175,362          283,787
                                          -------------    -------------    -------------
  Total investment income                     2,009,700          855,323        2,042,204
                                          -------------    -------------    -------------
EXPENSES:
Investment advisory and management
 fees                                           927,414          969,468        2,773,339
Distibution and service fees:
  Class A                                        83,059           79,524          229,824
  Class B                                        96,348           90,642          299,848
  Class C                                        91,816           88,953          280,795
  Class Q                                        79,113           92,178          253,252
Transfer agent fees and expenses                120,761          131,281          517,621
Administrative service fees                       7,783               --               --
Custodian and fund accounting
 expenses                                       226,071          265,723          682,516
Printing and postage expenses                    43,078           34,563           81,878
Registration fees                                28,476           15,170           77,620
Professional fees                                18,281           12,423           39,069
Trustee expenses                                  7,421            5,043           15,000
Merger expenses                                  38,724               --               --
Miscellaneous expenses                           13,826          195,725           89,734
                                          -------------    -------------    -------------
                                              1,782,171        1,980,693        5,340,496
Less:
  Waived and reimbursed
   fees/(recoupment)                             78,389          100,513          346,154
                                          -------------    -------------    -------------
  Total expenses                              1,703,782        1,880,180        4,994,342
                                          -------------    -------------    -------------
Net investment income (loss)              $     305,918    $  (1,024,857)   $  (2,952,138)
                                          -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized gain (loss) on investments   $  (9,602,918)   $ (10,974,819)   $  39,798,714
Net realized loss on foreign currencies      (1,198,781)      (1,941,282)        (303,058)
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currencies                         (28,522,240)     (33,354,364)      (3,851,223)
                                          -------------    -------------    -------------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies                               (39,323,939)     (46,270,465)      35,644,433
                                          -------------    -------------    -------------
Increase (decrease) in net assets
 resulting from operations                $ (39,018,021)   $ (47,295,322)   $  32,692,295
                                          =============    =============    =============

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                      STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                   Pilgrim Global Communications Fund    Pilgrim Global Information Technology Fund
                                                   ----------------------------------    ------------------------------------------
                                                         Six              Period                   Six                Year
                                                     Months Ended          Ended               Months Ended           Ended
                                                      April 30,         October 31,             April 30,          October 31,
                                                         2001             2000(1)                  2001               2000
                                                     ------------      ------------            ------------        ------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)                     $     29,993      $    108,409            $     35,896        $     79,643
Interest                                                    7,116           145,669                  22,700             285,827
                                                     ------------      ------------            ------------        ------------
  Total investment income                                  37,109           254,078                  58,596             365,470
                                                     ------------      ------------            ------------        ------------
EXPENSES:
Investment advisory and management fees                   283,672           735,149                 647,761           1,973,710
Distibution and service fees:
  Class A                                                  54,254           628,621                 108,169           1,315,645
  Class B                                                 103,953                --                 148,775                  --
  Class C                                                  23,795                --                  57,123                  --
Transfer agent fees and expenses                           48,224           386,288                  87,016             723,139
Administrative service fees                                44,275                --                  74,984                  --
Custodian and fund accounting expenses                     35,131            71,590                  30,718              87,715
Printing and postage expenses                                  --            39,763                      --              53,805
Registration fees                                          62,223            57,043                  62,286              79,843
Professional fees                                          17,341            31,144                  21,266              43,001
Trustee expenses                                            2,869             4,634                   2,872               6,622
Merger expenses                                                --                --                  58,379                  --
Miscellaneous expenses                                      3,731            12,367                  55,492              24,568
                                                     ------------      ------------            ------------        ------------
                                                          679,468         1,966,599               1,354,841           4,308,048
Less:
  Waived and reimbursed fees                              116,964           758,563                 299,968           1,555,108
                                                     ------------      ------------            ------------        ------------
  Total expenses                                          562,504         1,208,036               1,054,873           2,752,940
                                                     ------------      ------------            ------------        ------------
Net investment loss                                  $   (525,395)     $   (953,958)           $   (996,277)       $ (2,387,470)
                                                     ------------      ------------            ------------        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments              $(44,760,685)     $ (8,310,926)           $(37,851,888)       $ 51,495,508
Net realized loss on foreign currencies                (1,415,049)         (150,765)             (1,471,441)           (150,091)
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                             3,645,464       (24,920,890)            (37,360,581)         (7,560,553)
                                                     ------------      ------------            ------------        ------------
  Net realized and unrealized gain (loss) on
   investments and foreign currencies                 (42,530,270)      (33,382,581)            (76,683,910)         43,784,864
                                                     ------------      ------------            ------------        ------------
Increase (decrease) in net assets resulting from
 operations                                          $(43,055,665)     $(34,336,539)           $(77,680,187)       $ 41,397,394
                                                     ============      ============            ============        ============

----------
(1)  Commenced operations on March 1, 2000.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                      STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                  Pilgrim Asia-Pacific Equity Fund         Pilgrim European Equity Fund
                                              -----------------------------------------    ----------------------------
                                                  Six           Four           Year             Six           Year
                                             Months Ended   Months Ended       Ended       Months Ended       Ended
                                               April 30,     October 31,     June 30,        April 30,     October 31,
                                                 2001           2000           2000            2001           2000
                                              -----------    -----------    -----------     -----------    -----------
INVESTMENT INCOME:
Dividends (net of foreign taxes)              $    96,635    $   471,686    $   429,859     $   211,678    $   511,339
Interest                                           35,391         15,419         74,595          17,605         12,192
                                              -----------    -----------    -----------     -----------    -----------
  Total investment income                         132,026        487,105        504,454         229,283        523,531
                                              -----------    -----------    -----------     -----------    -----------
EXPENSES:
Investment advisory and management fees            97,969         96,557        413,123         168,607        388,631
Distibution and service fees:
  Class A                                           8,693          8,148         35,692          47,989        258,633
  Class B                                          30,786         25,647        142,930           8,816             --
  Class C                                              --             --             --             707             --
  Class M                                           9,612          7,729         40,820              --             --
Transfer agent fees and expenses                   15,675         23,241        119,865          24,900        105,836
Administrative service fees                         3,439          8,549             --          14,661             --
Custodian and fund accounting expenses             60,997         41,454        131,764          37,018        112,506
Printing and postage expenses                       7,059          7,134         11,979           6,628         11,551
Registration fees                                  20,459         11,136         36,084          32,210         44,683
Professional fees                                   2,534          1,722          4,847          11,069         28,447
Trustee expenses                                    1,267            861          2,183           2,282          4,853
Merger expenses                                    50,441             --             --              --             --
Miscellaneous expenses                              1,306          7,938         36,536           4,185          4,776
                                              -----------    -----------    -----------     -----------    -----------
                                                  310,237        240,116        975,823         359,072        959,916
Less:
  Waived and reimbursed fees                       72,987         50,371        145,502         103,302        396,360
                                              -----------    -----------    -----------     -----------    -----------
  Total expenses                                  237,250        189,745        830,321         255,770        563,556
                                              -----------    -----------    -----------     -----------    -----------
Net investment income (loss)                  $  (105,224)   $   297,360    $  (325,867)    $   (26,487)   $   (40,025)
                                              -----------    -----------    -----------     -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on investments       $(1,476,241)   $   (13,832)   $ 7,546,867     $ 2,204,312    $ 1,333,288
Net realized loss on foreign currencies          (224,630)       (69,352)       (47,823)     (1,944,629)       (73,091)
Net change in unrealized depreciation of
 investments and foreign currencies              (499,934)    (8,020,905)    (5,113,014)     (3,049,450)      (232,864)
                                              -----------    -----------    -----------     -----------    -----------
  Net realized and unrealized gain (loss)
   on investments and foreign currencies       (2,200,805)    (8,104,089)     2,386,030      (2,789,767)     1,027,333
                                              -----------    -----------    -----------     -----------    -----------
Increase (decrease) in net assets resulting
 from operations                              $(2,306,029)   $(7,806,729)   $ 2,060,163     $(2,816,254)   $   987,308
                                              ===========    ===========    ===========     ===========    ===========

                 See Accompanying Notes to Financial Statements

------------------------
International Equity and
Precious Metals Funds
------------------------

                      STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                           Pilgrim Russia Fund         Pilgrim Precious Metals Fund
                                                       ----------------------------    ----------------------------
                                                            Six             Ten             Six             Ten
                                                       Months Ended    Months Ended    Months Ended    Months Ended
                                                         April 30,      October 31,      April 30,      October 31,
                                                           2001            2000            2001            2000
                                                       ------------    ------------    ------------    ------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)                       $     83,309    $    190,496    $    534,240    $    994,673
Interest                                                    118,769         492,305         189,446         113,277
                                                       ------------    ------------    ------------    ------------
  Total investment income                                   202,078         682,801         723,686       1,107,950
                                                       ------------    ------------    ------------    ------------
EXPENSES:
Investment advisory and management fees                     277,489         740,035         220,947         439,593
Distibution and service fees:
  Class A                                                    55,498         170,532          55,697          63,622
Transfer agent fees and expenses                             47,537          64,107          40,102         117,312
Administrative service fees                                  44,402          35,801          24,089          11,744
Custodian and fund accounting expenses                      225,164         401,625          28,960          47,369
Printing and postage expenses                                18,100          28,423          24,435          70,753
Registration fees                                            13,113          18,630          13,238          20,166
Professional fees                                            12,670          45,880           5,430          37,991
Trustee expenses                                              3,620         131,801           1,810         102,844
Merger expenses                                                  --              --          45,422              --
Miscellaneous expenses                                       14,529          46,076           2,537          71,082
                                                       ------------    ------------    ------------    ------------
                                                            712,122       1,682,910         462,667         982,476
Less:
  Redemption fee proceeds (Note 4)                           16,184         465,732              --              --
                                                       ------------    ------------    ------------    ------------
  Total expenses                                            695,938       1,217,178         462,667         982,476
                                                       ------------    ------------    ------------    ------------
Net investment income (loss)                           $   (493,860)   $   (534,377)   $    261,019    $    125,474
                                                       ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments                $ (3,525,259)   $  8,296,765    $ (1,916,265)   $ (8,421,625)
Net realized gain (loss) on foreign currencies               28,800        (118,397)     (2,271,058)     (2,091,095)
Net change in unrealized appreciation (depreciation)
 of investments and foreign currencies                    3,401,791      (4,834,914)      7,425,011     (10,053,228)
                                                       ------------    ------------    ------------    ------------
  Net realized and unrealized gain (loss) on
   investments and foreign currencies                       (94,668)      3,343,454       3,237,688     (20,565,948)
                                                       ------------    ------------    ------------    ------------
Increase (decrease) in net assets resulting from
 operations                                            $   (588,528)   $  2,809,077    $  3,498,707    $(20,440,474)
                                                       ============    ============    ============    ============

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                         Pilgrim Worldwide Growth Fund
                                                      --------------------------------------------------------------------
                                                           Six               Four              Year             Three
                                                       Months Ended      Months Ended         Ended          Months Ended
                                                        April 30,        October 31,         June 30,          June 30,
                                                           2001              2000              2000              1999
                                                      --------------    --------------    --------------    --------------
FROM OPERATIONS:
Net investment income (loss)                          $   (2,505,225)   $   (2,413,127)   $   (5,140,001)   $     (238,891)
Net realized gain (loss) on investments and foreign
 currencies                                              (73,711,352)       (4,709,606)       30,919,264         4,825,170
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                              (57,438,010)      (78,001,428)       91,792,764        20,367,556
                                                      --------------    --------------    --------------    --------------
  Increase (decrease) in net assets resulting from
   operations                                           (133,654,587)      (85,124,161)      117,572,027        24,953,835
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                         --                --                --                --
  Class B                                                         --                --                --                --
  Class C                                                         --                --                --                --
  Class Q                                                         --                --                --                --
Net realized gain from investments                       (25,388,535)               --       (37,665,102)               --
                                                      --------------    --------------    --------------    --------------
  Total distributions                                    (25,388,535)               --       (37,665,102)               --
                                                      --------------    --------------    --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                         235,886,447       187,453,816       664,789,596        53,831,659
Net asset value of shares issued to shareholders in
 reinvestment of dividends                                13,156,441                --        33,052,649                --
Net assets received in connection with
 reorganization (Note 14)                                 55,730,423                --                --                --
                                                      --------------    --------------    --------------    --------------
                                                         304,773,311       187,453,816       697,842,245        53,831,659
Cost of shares redeemed                                 (281,593,462)     (130,618,094)     (337,872,684)     (106,485,390)(1)
                                                      --------------    --------------    --------------    --------------
Net increase (decrease) in net assets derived from
 capital share transactions                               23,179,849        56,835,722       359,969,561       (52,653,731)
                                                      --------------    --------------    --------------    --------------
Net increase (decrease) in net assets                   (135,863,273)      (28,288,439)      439,876,486       (27,699,896)
NET ASSETS:
Beginning of period                                      631,890,831       660,179,270       220,302,784       248,002,680
                                                      --------------    --------------    --------------    --------------
End of period                                         $  496,027,558    $  631,890,831    $  660,179,270    $  220,302,784
                                                      ==============    ==============    ==============    ==============
Undistributed net investment income (loss)            $   (3,099,453)   $     (587,286)   $           --    $           --
                                                      ==============    ==============    ==============    ==============


                                                                Pilgrim International Value Fund
                                                      --------------------------------------------------
                                                           Six               Year              Year
                                                       Months Ended         Ended             Ended
                                                        April 30,        October 31,        October 31,
                                                           2001              2000              1999
                                                      --------------    --------------    --------------
FROM OPERATIONS:
Net investment income (loss)                          $    4,712,555    $   12,215,889    $    3,580,736
Net realized gain (loss) on investments and foreign
 currencies                                               16,041,888       238,656,525        53,200,683
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                               (2,404,284)      (41,147,980)      128,073,707
                                                      --------------    --------------    --------------
  Increase (decrease) in net assets resulting from
   operations                                             18,350,159       209,724,434       184,855,126
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                 (8,786,838)       (3,809,622)       (2,447,955)
  Class B                                                   (742,855)         (593,913)         (638,225)
  Class C                                                 (1,348,847)         (828,109)         (652,956)
  Class Q                                                   (219,484)               --                --
Net realized gain from investments                      (238,927,590)      (53,012,739)      (28,295,922)
                                                      --------------    --------------    --------------
  Total distributions                                   (250,025,614)      (58,244,383)      (32,035,058)
                                                      --------------    --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                       1,286,172,586     1,843,922,647       765,122,980
Net asset value of shares issued to shareholders in
 reinvestment of dividends                               178,574,810        44,206,140        25,417,235
Net assets received in connection with
 reorganization (Note 14)                                         --                --                --
                                                      --------------    --------------    --------------
                                                       1,464,747,396     1,888,128,787       790,540,215
Cost of shares redeemed                                 (732,953,904)   (1,091,605,981)     (397,092,669)
                                                      --------------    --------------    --------------
Net increase (decrease) in net assets derived from
 capital share transactions                              731,793,492       796,522,806       393,447,546
                                                      --------------    --------------    --------------
Net increase (decrease) in net assets                    500,118,037       948,002,857       546,267,614
NET ASSETS:
Beginning of period                                    1,988,915,954     1,040,913,097       494,645,483
                                                      --------------    --------------    --------------
End of period                                         $2,489,033,991    $1,988,915,954    $1,040,913,097
                                                      ==============    ==============    ==============
Undistributed net investment income (loss)            $    3,758,113    $   10,143,582    $    3,538,149
                                                      ==============    ==============    ==============

----------
(1)  Includes Class I redemptions of $80,662,778.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                Pilgrim International Fund
                                                      -----------------------------------------------
                                                           Six              Ten             Year
                                                      Months Ended     Months Ended         Ended
                                                        April 30,       October 31,     December 31,
                                                          2001             2000             1999
                                                      -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                          $     (12,253)   $     (52,323)   $     (46,900)
Net realized gain (loss) on investments and foreign
 currencies                                              (7,002,076)       2,566,236        6,719,640
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                                (852,034)      (5,596,890)       2,440,717
                                                      -------------    -------------    -------------
  Increase (decrease) in net assets resulting from
   operations                                            (7,866,363)      (3,082,977)       9,113,457
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                        --       (1,681,140)         (46,770)
  Class B                                                        --               --               --
  Class C                                                        --               --               --
  Class Q                                                        --               --               --
Net realized gain from investments                       (2,523,576)        (159,635)      (5,598,256)
                                                      -------------    -------------    -------------
  Total distributions                                    (2,523,576)      (1,840,775)      (5,645,026)
                                                      -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                         50,221,218       22,887,629        5,619,698
Net asset value of shares issued to shareholders in
 reinvestment of dividends                                2,042,015        1,011,365        4,382,040
Net assets received in connection with
 reorganization (Note 14)                                39,847,064               --               --
                                                      -------------    -------------    -------------
                                                         92,110,297       23,898,994       10,001,738
Cost of shares redeemed                                 (57,582,611)     (13,461,366)     (12,165,686)
                                                      -------------    -------------    -------------
Net increase (decrease) in net assets derived from
 capital share transactions                              34,527,686       10,437,628       (2,163,948)
                                                      -------------    -------------    -------------
Net increase (decrease) in net assets                    24,137,747        5,513,876        1,304,483
NET ASSETS:
Beginning of period                                      30,818,074       25,304,198       23,999,715
                                                      -------------    -------------    -------------
End of period                                         $  54,955,821    $  30,818,074    $  25,304,198
                                                      =============    =============    =============
Undistributed net investment income (loss)            $     (57,331)   $     (44,363)   $     220,248
                                                      =============    =============    =============


                                                                  Pilgrim International Core Growth Fund
                                                      ----------------------------------------------------------------
                                                           Six             Four              Year           Three
                                                       Months Ended    Months Ended         Ended        Months Ended
                                                        April 30,       October 31,        June 30,        June 30,
                                                           2001            2000              2000            1999
                                                      -------------    -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                          $    (303,702)   $    (241,784)   $    (802,903)   $      69,633
Net realized gain (loss) on investments and foreign
 currencies                                              (4,213,683)        (435,838)       7,893,481        3,913,039
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                              (2,784,278)     (10,007,118)       7,236,744        4,018,188
                                                      -------------    -------------    -------------    -------------
  Increase (decrease) in net assets resulting from
   operations                                            (7,301,663)     (10,684,740)      14,327,322        8,000,860
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                  (383,671)              --               --               --
  Class B                                                  (282,575)              --               --               --
  Class C                                                  (377,838)              --               --               --
  Class Q                                                  (252,790)              --           (1,678)              --
Net realized gain from investments                       (3,786,278)              --       (2,936,042)              --
                                                      -------------    -------------    -------------    -------------
  Total distributions                                    (5,083,152)              --       (2,937,720)              --
                                                      -------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                        180,208,317       66,836,057      192,088,330       35,644,077
Net asset value of shares issued to shareholders in
 reinvestment of dividends                                3,679,161               --        2,747,516               --
Net assets received in connection with
 reorganization (Note 14)                                        --               --               --               --
                                                      -------------    -------------    -------------    -------------
                                                        183,887,478       66,836,057      194,835,846       35,644,077
Cost of shares redeemed                                (194,694,612)     (61,845,481)    (164,147,202)    (160,094,007)(1)
                                                      -------------    -------------    -------------    -------------
Net increase (decrease) in net assets derived from
 capital share transactions                             (10,807,134)       4,990,576       30,688,644     (124,449,930)
                                                      -------------    -------------    -------------    -------------
Net increase (decrease) in net assets                   (23,191,949)      (5,694,164)      42,078,246     (116,449,070)
NET ASSETS:
Beginning of period                                      82,152,614       87,846,778       45,768,532      162,217,602
                                                      -------------    -------------    -------------    -------------
End of period                                         $  58,960,665    $  82,152,614    $  87,846,778    $  45,768,532
                                                      =============    =============    =============    =============
Undistributed net investment income (loss)            $    (858,400)   $     742,176    $          --    $      69,633
                                                      =============    =============    =============    =============

----------
(1)  Includes Class I redemptions of $112,851,333.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                             Pilgrim International SmallCap Growth Fund
                                              ------------------------------------------------------------------------
                                                    Six               Four              Year                Three
                                                Months Ended      Months Ended         Ended             Months Ended
                                                 April 30,        October 31,         June 30,             June 30,
                                                    2001              2000              2000                 1999
                                              ---------------    ---------------    ---------------    ---------------
FROM OPERATIONS:
Net investment income (loss)                  $    (1,208,673)   $    (2,532,082)   $    (4,264,398)   $      (217,461)
Net realized gain (loss) on investments and
 foreign currencies                              (105,976,864)       (13,387,681)        58,803,599          5,331,912
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currencies                               (20,751,996)       (73,243,053)        73,844,281         11,694,205
                                              ---------------    ---------------    ---------------    ---------------
  Increase (decrease) in net assets
   resulting from operations                     (127,937,533)       (89,162,816)       128,383,482         16,808,656
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                          (1,698,449)                --                 --                 --
  Class B                                            (237,494)                --                 --                 --
  Class C                                            (352,852)                --                 --                 --
  Class Q                                          (1,030,265)                --                 --                 --
Net realized gain from investments                (47,336,342)                --        (17,147,337)                --
                                              ---------------    ---------------    ---------------    ---------------
  Total distributions                             (50,655,402)                --        (17,147,337)                --
                                              ---------------    ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                  713,651,967        443,296,214      1,305,859,725         48,190,262
Net asset value of shares issued to
 shareholders in reinvestment of
 dividends                                         37,962,102                 --         15,848,417                 --
Net assets received in connection with
 reorganization (Note 14)                                  --                 --                 --                 --
                                              ---------------    ---------------    ---------------    ---------------
                                                  751,614,069        443,296,214      1,321,708,142         48,190,262
Cost of shares redeemed                          (728,673,633)      (370,749,870)      (832,581,584)      (103,559,352)(1)
                                              ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 derived from capital share transactions           22,940,436         72,546,344        489,126,558        (55,369,090)
                                              ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets            (155,652,499)       (16,616,472)       600,362,703        (38,560,434)
NET ASSETS:
Beginning of period                               701,802,588        718,419,060        118,056,357        156,616,791
                                              ---------------    ---------------    ---------------    ---------------
End of period                                 $   546,150,089    $   701,802,588    $   718,419,060    $   118,056,357
                                              ===============    ===============    ===============    ===============
Undistributed net investment income (loss)    $    (7,981,843)   $    (3,454,110)   $            --    $            --
                                              ===============    ===============    ===============    ===============


                                                                  Pilgrim Emerging Countries Fund
                                              ------------------------------------------------------------------------
                                                    Six               Four               Year              Three
                                                Months Ended      Months Ended          Ended           Months Ended
                                                 April 30,        October 31,          June 30,           June 30,
                                                    2001              2000               2000               1999
                                              ---------------    ---------------    ---------------    ---------------
FROM OPERATIONS:
Net investment income (loss)                  $       305,918    $    (1,024,857)   $    (2,952,138)   $       (30,573)
Net realized gain (loss) on investments and
 foreign currencies                               (10,801,699)       (12,916,101)        39,495,656         11,238,884
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currencies                               (28,522,240)       (33,354,364)        (3,851,223)        51,126,351
                                              ---------------    ---------------    ---------------    ---------------
  Increase (decrease) in net assets
   resulting from operations                      (39,018,021)       (47,295,322)        32,692,295         62,334,662
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                  --                 --                 --                 --
  Class B                                                  --                 --                 --                 --
  Class C                                                  --                 --                 --                 --
  Class Q                                                  --                 --                 --                 --
Net realized gain from investments                         --                 --                 --                 --
                                              ---------------    ---------------    ---------------    ---------------
  Total distributions                                      --                 --                 --                 --
                                              ---------------    ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                  117,604,997         66,531,341        250,385,738         38,136,033
Net asset value of shares issued to
 shareholders in reinvestment of
 dividends                                                 --                 --                 --                 --
Net assets received in connection with
 reorganization (Note 14)                          79,404,743                 --                 --                 --
                                              ---------------    ---------------    ---------------    ---------------
                                                  197,009,740         66,531,341        250,385,738         38,136,033
Cost of shares redeemed                          (154,437,687)       (80,132,252)      (211,768,273)      (199,492,674)(2)
                                              ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 derived from capital share transactions           42,572,053        (13,600,911)        38,617,465       (161,356,641)
                                              ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets               3,554,032        (60,896,233)        71,309,760        (99,021,979)
NET ASSETS:
Beginning of period                               193,597,726        254,493,959        183,184,199        282,206,178
                                              ---------------    ---------------    ---------------    ---------------
End of period                                 $   197,151,758    $   193,597,726    $   254,493,959    $   183,184,199
                                              ===============    ===============    ===============    ===============
Undistributed net investment income (loss)    $       247,771    $       (58,147)   $            --    $            --
                                              ===============    ===============    ===============    ===============

----------
(1)  Includes Class I redemptions of $73,163,306.
(2)  Includes Class I redemptions of $167,510,018.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                              Pilgrim Global Communications Fund      Pilgrim Global Information Technology Fund
                                              ----------------------------------    -----------------------------------------------
                                                     Six            Period              Six              Year            Period
                                                Months Ended        Ended           Months Ended         Ended            Ended
                                                  April 30,       October 31,         April 30,       October 31,      October 31,
                                                    2001            2000 (1)            2001              2000           1999 (2)
                                                -------------    -------------      -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                             $    (525,395)   $    (953,958)     $    (996,277)   $  (2,387,470)   $    (469,089)
Net realized gain (loss) on investments and
 foreign currencies                               (46,175,734)      (8,461,691)       (39,323,329)      51,345,417        3,961,443
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                         3,645,464      (24,920,890)       (37,360,581)      (7,560,553)      19,511,556
                                                -------------    -------------      -------------    -------------    -------------
  Increase (decrease) in net assets
   resulting from operations                      (43,055,665)     (34,336,539)       (77,680,187)      41,397,394       23,003,910
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments                         --               --        (47,416,384)      (3,661,253)              --
                                                -------------    -------------      -------------    -------------    -------------
  Total distributions                                      --               --        (47,416,384)      (3,661,253)              --
                                                -------------    -------------      -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                   20,676,272      150,314,667         70,140,455      158,060,941       43,110,213
Net asset value of shares issued to
 shareholders in reinvestment of dividends                 --               --         44,100,823        3,325,715               --
Net assets received in connection with
 reorganization (Note 14)                                  --               --          5,497,157               --               --
                                                -------------    -------------      -------------    -------------    -------------
                                                   20,676,272      150,314,667        119,738,435      161,386,656       43,110,213
Cost of shares redeemed                           (37,042,601)     (20,159,835)       (91,980,660)     (91,159,037)        (711,691)
                                                -------------    -------------      -------------    -------------    -------------
Net increase (decrease) in net assets derived
 from capital share transactions                  (16,366,329)     130,154,832         27,757,775       70,227,619       42,398,522
                                                -------------    -------------      -------------    -------------    -------------
Net increase (decrease) in net assets             (59,421,994)      95,818,293        (97,338,796)     107,963,760       65,402,432
NET ASSETS:
Beginning of period                                95,825,793            7,500        173,373,335       65,409,575            7,143
                                                -------------    -------------      -------------    -------------    -------------
End of period                                   $  36,403,799    $  95,825,793      $  76,034,539    $ 173,373,335    $  65,409,575
                                                =============    =============      =============    =============    =============
Undistributed net investment income (loss)      $    (525,395)   $          --      $    (981,900)   $          --    $        (142)
                                                =============    =============      =============    =============    =============

----------
(1)  Commenced operations on March 1, 2000.
(2)  Commenced operations on December 15, 1998.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                        Pilgrim Asia-Pacific Equity Fund
                                        ----------------------------------------------------------------
                                             Six          Four Months         Year             Year
                                        Months Ended         Ended           Ended            Ended
                                          April 30,       October 31,       June 30,         June 30,
                                            2001              2000            2000             1999
                                        -------------    -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)            $    (105,224)   $     297,360    $    (325,867)   $     (83,355)
Net realized gain (loss) on
 investments and foreign currencies        (1,700,871)         (83,184)       7,499,044       (6,670,421)
Net change in unrealized
 appreciation (depreciation) of
 investments and foreign currencies          (499,934)      (8,020,905)      (5,113,014)      20,223,587
                                        -------------    -------------    -------------    -------------
  Increase (decrease) in net assets
   resulting from operations               (2,306,029)      (7,806,729)       2,060,163       13,469,811
FROM DIVIDENDS TO
 SHAREHOLDERS:
Net investment income:
  Class A                                    (134,215)              --               --               --
  Class B                                     (79,361)              --               --               --
  Class M                                     (85,615)              --               --               --
  Class X                                          --               --               --               --
Net realized gain from investments                 --               --               --               --
                                        -------------    -------------    -------------    -------------
  Total distributions                        (299,191)              --               --               --
                                        -------------    -------------    -------------    -------------
FROM CAPITAL SHARE
 TRANSACTIONS:
Net proceeds from sale of shares           43,806,980       20,603,558      103,757,205      137,827,549
Net asset value of shares issued to
 shareholders in reinvestment of
 dividends                                    207,237               --               --               --
Net assets received in connection
 with reorganization (Note 14)              2,738,406               --               --               --
                                        -------------    -------------    -------------    -------------
                                           46,752,623       20,603,558      103,757,205      137,827,549
Cost of shares redeemed                   (44,916,861)     (21,639,119)    (110,675,525)    (143,882,119)
                                        -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
 derived from capital share
 transactions                               1,835,762       (1,035,561)      (6,918,320)      (6,054,570)
                                        -------------    -------------    -------------    -------------
Net increase (decrease) in net assets        (769,458)      (8,842,290)      (4,858,157)       7,415,241
NET ASSETS:
Beginning of period                        18,860,090       27,702,380       32,560,537       25,145,296
                                        -------------    -------------    -------------    -------------
End of period                           $  18,090,632    $  18,860,090    $  27,702,380    $  32,560,537
                                        =============    =============    =============    =============
Undistributed net investment income
 (loss)                                 $    (108,184)   $     296,231    $          --    $          --
                                        =============    =============    =============    =============


                                                  Pilgrim European Equity Fund
                                        -----------------------------------------------
                                              Six            Year            Period
                                         Months Ended        Ended            Ended
                                           April 30,      October 31,      October 31,
                                             2001            2000            1999 (1)
                                        -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)            $     (26,487)   $     (40,025)   $     116,340
Net realized gain (loss) on
 investments and foreign currencies           259,683        1,260,197          687,271
Net change in unrealized
 appreciation (depreciation) of
 investments and foreign currencies        (3,049,450)        (232,864)       1,746,393
                                        -------------    -------------    -------------
  Increase (decrease) in net assets
   resulting from operations               (2,816,254)         987,308        2,550,004
FROM DIVIDENDS TO
 SHAREHOLDERS:
Net investment income:
  Class A                                          --         (137,855)              --
  Class B                                          --           (3,323)              --
  Class M                                          --               --               --
  Class X                                          --             (249)              --
Net realized gain from investments         (1,425,757)        (795,703)              --
                                        -------------    -------------    -------------
  Total distributions                      (1,425,757)        (937,130)              --
                                        -------------    -------------    -------------
FROM CAPITAL SHARE
 TRANSACTIONS:
Net proceeds from sale of shares           51,396,144       21,072,178       35,569,764
Net asset value of shares issued to
 shareholders in reinvestment of
 dividends                                  1,425,459          921,727               --
Net assets received in connection
 with reorganization (Note 14)                     --               --               --
                                        -------------    -------------    -------------
                                           52,821,603       21,993,905       35,569,764
Cost of shares redeemed                  ((56,853,371)    ((18,272,413)    ( (7,763,403)
                                        -------------    -------------    -------------
Net increase (decrease) in net assets
 derived from capital share
 transactions                              (4,031,768)       3,721,492       27,806,361
                                        -------------    -------------    -------------
Net increase (decrease) in net assets      (8,273,779)       3,771,670       30,356,365
NET ASSETS:
Beginning of period                        34,135,178       30,363,508            7,143
                                        -------------    -------------    -------------
End of period                           $  25,861,399    $  34,135,178    $  30,363,508
                                        =============    =============    =============
Undistributed net investment income
 (loss)                                 $     (27,485)   $      (1,262)   $     141,180
                                        =============    =============    =============

----------
(1)  Commenced operations on December 15, 1998.

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Fund
and Precious
Metals Fund
-------------

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                Pilgrim Russia Fund
                                                   --------------------------------------------
                                                        Six         Ten Months        Year
                                                   Months Ended       Ended           Ended
                                                     April 30,     October 31,     December 31,
                                                       2001            2000           1999
                                                   ------------    ------------    ------------
FROM OPERATIONS:
Net investment income (loss)                       $   (493,860)   $   (534,377)   $  1,563,372
Net realized gain (loss) on investments and
 foreign currencies                                  (3,496,459)      8,178,368     (35,464,744)
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                           3,401,791      (4,834,914)     66,709,158
                                                   ------------    ------------    ------------
  Increase (decrease) in net assets resulting
   from operations                                     (588,528)      2,809,077      32,807,786
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                    --              --        (586,463)
                                                   ------------    ------------    ------------
  Total distributions                                        --              --        (586,463)
                                                   ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                      7,420,399      54,557,755      43,183,175
Net asset value of shares issued to shareholders
 in reinvestment of dividends                                --              --         554,553
Redemption fee proceeds                                      --         390,342         167,637
Net assets received in connection with
 reorganization (Note 14)                                    --              --              --
                                                   ------------    ------------    ------------
                                                      7,420,399      54,948,097      43,905,365
Cost of shares redeemed                             (11,840,963)    (63,131,621)    (36,262,949)
                                                   ------------    ------------    ------------
Net increase (decrease) in net assets derived
 from capital share transactions                     (4,420,564)     (8,183,524)      7,642,416
                                                   ------------    ------------    ------------
Net increase (decrease) in net assets                (5,009,092)     (5,374,447)     39,863,739
NET ASSETS:
Beginning of period                                  53,636,552      59,010,999      19,147,260
                                                   ------------    ------------    ------------
End of period                                      $ 48,627,460    $ 53,636,552    $ 59,010,999
                                                   ============    ============    ============
Undistributed net investment income (loss)         $   (493,860)   $         --    $    (70,843)
                                                   ============    ============    ============


                                                          Pilgrim Precious Metals Fund
                                                   --------------------------------------------
                                                        Six         Ten Months         Year
                                                   Months Ended        Ended           Ended
                                                     April 30,      October 31,     December 31,
                                                       2001            2000            1999
                                                   ------------    ------------    ------------
FROM OPERATIONS:
Net investment income (loss)                       $    261,019    $    125,474    $    (15,134)
Net realized gain (loss) on investments and
 foreign currencies                                  (4,187,323)    (10,512,720)    (25,588,891)
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                           7,425,011     (10,053,228)     32,389,359
                                                   ------------    ------------    ------------
  Increase (decrease) in net assets resulting
   from operations                                    3,498,707     (20,440,474)      6,785,334
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                               (59,614)        (15,287)             --
                                                   ------------    ------------    ------------
  Total distributions                                   (59,614)        (15,287)             --
                                                   ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                     12,135,554      15,323,872      31,794,471
Net asset value of shares issued to shareholders
 in reinvestment of dividends                            54,488          13,994              --
Redemption fee proceeds                                      --              --              --
Net assets received in connection with
 reorganization (Note 14)                            14,557,739              --      17,841,616
                                                   ------------    ------------    ------------
                                                     26,747,781      15,337,866      49,636,087
Cost of shares redeemed                              (9,657,515)    (27,268,213)    (34,746,635)
                                                   ------------    ------------    ------------
Net increase (decrease) in net assets derived
 from capital share transactions                     17,090,266     (11,930,347)     14,889,452
                                                   ------------    ------------    ------------
Net increase (decrease) in net assets                20,529,359     (32,386,108)     21,674,786
NET ASSETS:
Beginning of period                                  40,129,974      72,516,082      50,841,296
                                                   ------------    ------------    ------------
End of period                                      $ 60,659,333    $ 40,129,974    $ 72,516,082
                                                   ============    ============    ============
Undistributed net investment income (loss)         $    250,744    $     49,339    $     12,833
                                                   ============    ============    ============

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                             PILGRIM WORLDWIDE GROWTH FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  Class A
                                           ---------------------------------------------------------------------------------------
                                             Six        Four                   Three
                                            Months      Months       Year      Months
                                             Ended      Ended       Ended      Ended               Year Ended March 31,
                                           April 30,  October 31,  June 30,   June 30,   -----------------------------------------
                                             2001     2000(6)(7)     2000     1999(1)      1999       1998       1997       1996
                                           --------    --------    --------   --------   --------   --------   --------   --------
Per Share Operating Performance:
 Net asset value, beginning of period   $     26.36       29.98       23.58      21.39      19.33      16.88      16.57      14.29
 Income from investment operations:
 Net investment income (loss)           $     (0.12)      (0.07)      (0.15)        --      (0.02)      0.04      (0.16)     (0.07)
 Net realized and unrealized gain
 (loss) on investments                  $     (5.23)      (3.55)       9.62       2.19       5.78       5.33       2.20       2.86
 Total from investment operations       $     (5.35)      (3.62)       9.47       2.19       5.76       5.37       2.04       2.79
 Less distributions from:
 Net investment income                  $        --          --          --         --       0.06         --         --       0.12
 Net realized gains on investments      $      1.07          --        3.07         --       3.64       2.92       1.73       0.39
 Total distributions                    $      1.07          --        3.07         --       3.70       2.92       1.73       0.51
 Net asset value, end of period         $     19.94       26.36       29.98      23.58      21.39      19.33      16.88      16.57
 Total Return(3):                       %    (20.97)     (12.07)      42.43      10.24      33.56      34.55      12.51      19.79
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $   209,601     246,590     235,341     66,245     49,134     38,647     24,022     23,481
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(4)(5)        %      1.86        1.61        1.67       1.75       1.86       1.86       1.85       1.85
 Gross expenses prior to expense
 reimbursement(recoupment)(4)           %      1.86        1.61        1.67       1.75       2.02       2.21       2.17       2.17
 Net investment loss after expense
 reimbursement(recoupment)(4)(5)        %     (0.61)      (0.71)      (0.79)     (0.03)     (0.62)     (0.69)     (0.93)     (0.35)
 Portfolio turnover rate                %       148          71         169         57        247        202        182        132

                                                                                  Class B
                                           ---------------------------------------------------------------------------------------
                                             Six         Four                  Three
                                            Months      Months       Year      Months                                      May 31,
                                             Ended      Ended       Ended       Ended         Year Ended March 31,       1995(2) to
                                           April 30,  October 31,  June 30,   June 30,   ------------------------------   March 31,
                                             2001     2000(6)(7)     2000     1999(1)      1999       1998       1997       1996
                                           --------    --------    --------   --------   --------   --------   --------   --------
Per Share Operating Performance:
 Net asset value, beginning of period   $     29.52       33.66       26.64      24.21      20.10      16.02      14.34      12.50
 Income from investment operations:
 Net investment income (loss)           $     (0.15)      (0.15)      (0.28)     (0.03)     (0.08)     (0.17)     (0.14)     (0.05)
 Net realized and unrealized gain
 (loss) on investments                  $     (5.91)      (3.99)      10.76       2.46       6.25       5.44       1.82       1.89
 Total from investment operations       $     (6.06)      (4.14)      10.48       2.43       6.17       5.27       1.68       1.84
 Less distributions from:
 Net investment income                  $        --          --          --         --       0.01         --         --         --
 Net realized gains on investments      $      1.20          --        3.46         --       2.05       1.19         --         --
 Total distributions                    $      1.20          --        3.46         --       2.06       1.19         --         --
 Net asset value, end of period         $     22.26       29.52       33.66      26.64      24.21      20.10      16.02      14.34
 Total Return(3):                       %    (21.25)     (12.27)      41.54      10.04      32.74      34.03      11.72      14.72
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $   100,342     126,756     130,988     27,938     18,556     10,083      5,942      1,972
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(4)(5)        %      2.51        2.26        2.32       2.40       2.51       2.51       2.50       2.50
 Gross expenses prior to expense
 reimbursement(recoupment)(4)           %      2.51        2.26        2.32       2.40       2.67       2.70       4.81       9.50
 Net investment loss after expense
 reimbursement(recoupment)(4)(5)        %     (1.27)      (1.37)      (1.44)     (0.68)     (1.31)     (1.37)     (1.62)     (1.28)
 Portfolio turnover rate                %       148          71         169         57        247        202        182        132

                                                                                  Class C
                                               ----------------------------------------------------------------------------------
                                             Six         Four                  Three
                                            Months      Months       Year      Months
                                            Ended       Ended       Ended      Ended               Year Ended March 31,
                                           April 30,  October 31,  June 30,   June 30,   -----------------------------------------
                                             2001     2000(6)(7)     2000     1999(1)      1999       1998       1997       1996
                                           --------    --------    --------   --------   --------   --------   --------   --------
Per Share Operating Performance:
 Net asset value, beginning of period   $     26.26       29.92       23.69      21.52      19.05      16.92      16.76      14.44
 Income from investment operations:
 Net investment loss                    $     (0.15)      (0.13)      (0.33)     (0.04)     (0.20)     (0.19)     (0.28)     (0.21)
 Net realized and unrealized gain
 (loss) on investments                  $     (5.24)      (3.53)       9.65       2.21       5.83       5.41       2.23       2.92
 Total from investment operations       $     (5.39)      (3.66)       9.32       2.17       5.63       5.22       1.95       2.71
 Less distributions from:
 Net investment income                  $        --          --          --         --       0.01         --         --       0.01
 Net realized gains on investments      $      1.07          --        3.09         --       3.15       3.09       1.79       0.38
 Total distributions                    $      1.07          --        3.09         --       3.16       3.09       1.79       0.39
 Net asset value, end of period         $     19.80       26.26       29.92      23.69      21.52      19.05      16.92      16.76
 Total Return(3):                       %    (21.22)     (12.23)      41.48      10.08      32.73      33.72      11.81      18.95
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $   157,944     213,843     239,432    111,250     98,470     84,292     70,345     71,155
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(4)(5)        %      2.51        2.26        2.32       2.40       2.51       2.51       2.50       2.50
 Gross expenses prior to expense
 reimbursement(recoupment)(4)           %      2.51        2.26        2.32       2.40       2.67       2.77       2.61       2.57
 Net investment loss after
 expense reimbursement
 (recoupment)(4)(5)                     %     (1.27)      (1.37)      (1.44)     (0.68)     (1.28)     (1.34)     (1.57)     (0.99)
 Portfolio turnover rate                %       148          71         169         57        247        202        182        132

----------
(1) Effective May 24, 1999, ING Pilgrim Investments LLC., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its fiscal year-end to June 30.
(2)  Commencement of offering of shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC. within three years.
(6) Effective October 1, 2000, ING Pilgrim Investments, LLC, became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(7)  The Fund changed its fiscal year-end from June 30 to October 31.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM INTERNATIONAL VALUE FUND (UNAUDITED)                          HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                            Class A
                                           --------------------------------------------------------------------------
                                           Six Months Ended               Year Ended October 31,
                                               April 30,     --------------------------------------------------------
                                                 2001          2000        1999        1998        1997        1996
                                               --------      --------    --------    --------    --------    --------
Per Share Operating Performance:
 Net asset value, beginning of period   $         16.68         14.75       11.88       10.90        9.05        8.10
 Income from investment operations:
 Net investment income (loss)           $          0.05          0.15        0.08        0.11      (0.09)        0.14
 Net realized and unrealized gains on
 investments                            $          0.10          2.58        3.58        0.96        2.30        0.85
 Total from investment operations       $          0.15          2.73        3.66        1.07        2.21        0.99
 Less distributions from:
 Net investment income                  $          0.14          0.11        0.12         --         0.14        0.04
 Net realized gains on investments      $          1.88          0.69        0.67        0.09        0.22         --
 Total distributions                    $          2.02          0.80        0.79        0.09        0.36        0.04
 Net asset value, end of period         $         14.81         16.68       14.75       11.88       10.90        9.05
 Total Return(2):                       %          1.03         18.56       32.55        9.86       27.59       12.15
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $     1,295,522       920,591     451,815     211,018      60,539      16,777
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (3)(4)                   %          1.61          1.64        1.68        1.74        1.80        1.85
 Gross expenses prior to expense
 reimbursement(3)                       %          1.61          1.64        1.68        1.74        2.07        2.82
 Net investment income (loss) after
 expense reimbursement(3)(4)            %          0.77          1.14        0.92        1.62        0.46        1.52
 Portfolio turnover rate                %             7            34          29          32          26          74

                                                                      Class B
                                           --------------------------------------------------------------
                                           Six Months Ended              Year Ended October 31,
                                               April 30,     --------------------------------------------
                                                 2001          2000        1999        1998      1997(1)
                                               --------      --------    --------    --------    --------
Per Share Operating Performance:
 Net asset value, beginning of period   $         16.43         14.57       11.76       10.87       10.00
 Income from investment operations:
 Net investment income (loss)           $            --          0.07        0.01        0.07       (0.02)
 Net realized and unrealized gains on
 investments                            $          0.11          2.51        3.51        0.91        0.89
 Total from investment operations       $          0.11          2.58        3.52        0.98        0.87
 Less distributions from:
 Net investment income                  $          0.03          0.03        0.04          --          --
 Net realized gains on investments      $          1.88          0.69        0.67        0.09          --
 Total distributions                    $          1.91          0.72        0.71        0.09          --
 Net asset value, end of period         $         14.63         16.43       14.57       11.76       10.87
 Total Return(2):                       %          0.74         17.69       31.55        9.16        8.70
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $       479,537       437,765     278,871     145,976      59,185
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (3)(4)                   %          2.31          2.34        2.41        2.47        2.50
 Gross expenses prior to expense
 reimbursement(3)                       %          2.31          2.34        2.41        2.47        2.58
 Net investment income (loss) after
 expense reimbursement(3)(4)            %          0.04          0.45        0.18        0.69       (0.71)
 Portfolio turnover rate                %             7            34          29          32          26

                                                                                    Class C
                                                   ---------------------------------------------------------------------------
                                                    Six Months Ended                   Year Ended October 31,
                                                       April 30,      --------------------------------------------------------
                                                          2001          2000        1999        1998        1997        1996
                                                        --------      --------    --------    --------    --------    --------
Per Share Operating Performance:
 Net asset value, beginning of the period           $      16.41         14.55       11.75       10.86        8.93        8.05
 Income from investment operations:
 Net investment income (loss)                       $         --          0.07          --        0.06       (0.06)       0.05
 Net realized and unrealized gains on investments   $       0.11          2.52        3.51        0.92        2.20        0.86
 Total from investment operations                   $       0.11          2.59        3.51        0.98        2.14        0.91
 Less distributions from:
 Net investment income                              $       0.04          0.04        0.04          --        0.04        0.03
 Net realized gains on investments                  $       1.88          0.69        0.67        0.09        0.17          --
 Total distributions                                $       1.92          0.73        0.71        0.09        0.21        0.03
 Net asset value, end of period                     $      14.60         16.41       14.55       11.75       10.86        8.93
 Total Return(2):                                   %       0.73         17.76       31.50        9.07       25.92       11.39
Ratios and Supplemental Data:
 Net assets, end of period (000's)                  $    682,542       605,678     310,227     137,651      62,103      14,530
 Ratios to average net assets:
 Net expenses after expense reimbursement (3)(4)    %       2.31          2.34        2.41        2.47        2.50        2.50
 Gross expenses prior to expense reimbursement(3)   %       2.31          2.34        2.41        2.47        2.74        3.71
 Net investment income (loss) after expense
 reimbursement(3)(4)                                %       0.05          0.46        0.19        0.68       (0.23)       0.62
 Portfolio turnover rate                            %          7            34          29          32          26          74

----------
(1)  Class B commenced operations on April 17, 1997.
(2) Total return is calculated assuming reinvestment of all dividends and capital gains distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  Expenses calculated net of advisor reimbursement

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                PILGRIM INTERNATIONAL FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     Class A
                                              -----------------------------------------------------------------------------------
                                              Six Months   Ten Months
                                                 Ended       Ended                        Year Ended December 31,
                                               April 30,   October 31,   --------------------------------------------------------
                                                 2001       2000(4)(6)     1999        1998        1997        1996        1995
                                               --------      --------    --------    --------    --------    --------    --------
Per Share Operating Performance:
 Net asset value, beginning of period     $       11.22         13.45       11.61       10.10       10.86       10.60       10.37
 Income from investment operations:
 Net investment income (loss)             $        0.01          0.19       (0.01)       0.17        0.07       (0.02)      (0.01)
 Net realized and unrealized gain (loss)
 on investments                           $       (0.52)        (1.48)       5.46        1.74        0.10        1.45        0.61
 Total from investment operations         $       (0.51)        (1.29)       5.45        1.91        0.17        1.43        0.60
 Less distributions from:
 Net investment income                    $          --          0.86        0.03        0.06        0.13        0.20          --
 In excess of net investment income       $          --            --          --          --          --          --        0.35
 Net realized gains on investments        $        0.93          0.08        3.58        0.34        0.80        0.97        0.02
 Total distributions                      $        0.93          0.94        3.61        0.40        0.93        1.17        0.37
 Net asset value, end of period           $        9.78         11.22       13.45       11.61       10.10       10.86       10.60
 Total Return(2):                         %       (4.96)       (10.22)      47.85       19.02        1.61       13.57        5.77
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $      50,923        30,653      25,304      24,000      19,949      18,891      17,855
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                      %        1.99          2.23        1.98        1.75        1.75        2.45        2.45
 Gross expenses prior to expense
 reimbursement(3)                         %        1.99          2.23        1.98        2.25        2.15        2.45        2.46
 Net investment income (loss) after
 expense reimbursement(3)(5)              %       (0.06)        (0.23)      (0.21)       0.35        0.53       (0.39)      (0.12)
 Portfolio turnover rate                  %         126           113         144         144         123         114         138


                                                      Class B                    Class C
                                               ---------------------       ---------------------
                                              Six Months   August 22,    Six Months   September 15,
                                                Ended      2000(1) to       Ended      2000(1) to
                                               April 30,   October 31,    April, 30    October 31,
                                                 2001        2000(4)         2001        2000(4)
                                               --------     --------       --------     --------
Per Share Operating Performance:
 Net asset value, beginning of period     $       11.19        12.28          11.21        11.67
 Income from investment operations:
 Net investment income (loss)             $       (0.49)       (0.05)         (0.49)       (0.04)
 Net realized and unrealized gain (loss)
 on investments                           $       (0.04)       (1.04)         (0.06)       (0.42)
 Total from investment operations         $       (0.53)       (1.09)         (0.55)       (0.46)
 Less distributions from:
 Net investment income                    $          --           --             --           --
 In excess of net investment income       $          --           --             --           --
 Net realized gains on investments        $        0.93           --           0.93           --
 Total distributions                      $        0.93           --           0.93           --
 Net asset value, end of period           $        9.73        11.19           9.73        11.21
 Total Return(2):                         %       (5.17)       (8.88)         (5.35)       (3.94)
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $       2,288           80          1,735           85
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                      %        2.74         2.76           2.72         2.96
 Gross expenses prior to expense
 reimbursement(3)                         %        2.74         2.76           2.72         2.96
 Net investment income (loss) after
 expense reimbursement(3)(5)              %       (0.08)       (7.02)         (0.24)       (3.97)
 Portfolio turnover rate                  %         126          113            126          113

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year-end from December 31 to October 31.
(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.
(6) Effective July 26, 2000 Pilgrim Investments, LLC became the Investment Manager of the Fund.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM INTERNATIONAL CORE GROWTH FUND (UNAUDITED)                    HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   Class A
                                                -------------------------------------------------------------------------------
                                                  Six          Four                  Three
                                                 Months       Months      Year       Months                          February 28,
                                                 Ended        Ended       Ended      Ended     Year Ended March 31,  1997(1) to
                                                April 30,   October 31,  June 30,   June 30,   -------------------     March 31,
                                                  2001      2000(6)(7)     2000      1999(2)     1999       1998         1997
                                                --------     --------    --------   --------   --------   --------     --------
Per Share Operating Performance:
 Net asset value, beginning of period         $    20.92        23.84       18.92      17.71      17.01      12.73        12.50
 Income from investment operations:
 Net investment income (loss)                 $    (0.03)       (0.03)      (0.17)      0.04      (0.01)     (0.02)          --
 Net realized and unrealized gain (loss) on
 investments                                  $    (2.14)       (2.89)       6.25       1.17       1.02       4.56         0.23
 Total from investment operations             $    (2.17)       (2.92)       6.08       1.21       1.01       4.54         0.23
 Less distributions from:
 Net investment income                        $     0.41           --          --         --       0.18         --           --
 Net realized gains on investments            $     1.04           --        1.16         --       0.13       0.26           --
 Total distributions                          $     1.45           --        1.16         --       0.31       0.26           --
 Net asset value, end of period               $    17.30        20.92       23.84      18.92      17.71      17.01        12.73
 Total Return(3):                             %   (10.86)      (12.25)      32.83       6.83       5.90      36.10         1.76
Ratios/Supplemental Data:
 Net assets, end of period (000's)            $   14,574       23,588      23,003     12,409     21,627     12,664            2
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                          %     1.91         1.76        1.85       1.77       1.89       1.96         1.95
 Gross expenses prior to expense
 reimbursement(4)                             %     2.07         1.90        2.16       1.86       2.13       3.02     4,579.78
 Net investment income (loss) after
 expense reimbursement(4)(5)                  %    (0.63)       (0.48)      (0.83)      0.50      (0.51)     (0.45)          --
 Portfolio turnover rate                      %      102           73         200         67        214        274           76

                                                                                   Class B
                                                -------------------------------------------------------------------------------
                                                  Six          Four                  Three
                                                 Months        Months     Year       Months                          February 28,
                                                 Ended         Ended      Ended      Ended     Year Ended March 31,   1997(1) to
                                                April 30,   October 31,  June 30,   June 30,   -------------------     March 31,
                                                  2001       2000(6)(7)    2000      1999(2)     1999       1998         1997
                                                --------     --------    --------   --------   --------   --------     --------
Per Share Operating Performance:
 Net asset value, beginning of period         $    20.88        23.83       19.08      17.89      17.10      12.68        12.50
 Income from investment operations:
 Net investment income (loss)                 $    (0.11)       (0.09)      (0.30)        --      (0.16)     (0.11)          --
 Net realized and unrealized gain (loss) on
 investments                                  $    (2.12)       (2.86)       6.21       1.19       1.05       4.66         0.18
 Total from investment operations             $    (2.23)       (2.95)       5.91       1.19       0.89       4.55         0.18
 Less distributions from:
 Net investment income                        $     0.31           --          --         --       0.03         --           --
 Net realized gains on investments            $     1.04           --        1.16         --       0.07       0.13           --
 Total distributions                          $     1.35           --        1.16         --       0.10       0.13           --
 Net asset value, end of period               $    17.30        20.88       23.83      19.08      17.89      17.10        12.68
 Total Return(3):                             %   (11.13)      (12.38)      31.62       6.65       5.24      35.31         1.44
Ratios/Supplemental Data:
 Net assets, end of period (000's)            $   15,854       19,116      21,543     12,034     11,033      7,942            1
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                          %     2.60         2.41        2.50       2.36       2.53       2.61         2.59
 Gross expenses prior to expense
 reimbursement(4)                             %     2.75         2.56        2.81       2.45       2.77       3.04    16,000.25
 Net investment income (loss) after
 expense reimbursement(4)(5)                  %    (1.25)       (1.16)      (1.48)     (0.09)     (1.13)     (1.32)          --
 Portfolio turnover rate                      %      102           73         200         67        214        274           76

                                                                                   Class C
                                                -------------------------------------------------------------------------------
                                                   Six         Four                  Three
                                                  Months      Months      Year       Months                          February 28,
                                                  Ended       Ended       Ended      Ended                            1997(1) to
                                                April 30,   October 31,  June 30,   June 30,   Year Ended March 31,    March 31,
                                                  2001      2000(6)(7)     2000     1999(2)      1999       1998         1997
                                                --------     --------    --------   --------   --------   --------     --------
Per Share Operating Performance:
 Net asset value, beginning of period         $    20.96        23.93       19.14      17.94      17.16      12.68        12.50
 Income from investment operations:
 Net investment loss                          $    (0.11)       (0.08)      (0.27)        --      (0.05)     (0.07)          --
 Net realized and unrealized gain (loss)
 on investments                               $    (2.13)       (2.89)       6.22       1.20       0.94       4.55         0.18
 Total from investment operations             $    (2.24)       (2.97)       5.95       1.20       0.89       4.48         0.18
 Less distributions from:
 Net investment income                        $     0.33           --          --         --       0.11         --           --
 Net realized gains on investments            $     1.04           --        1.16         --         --         --           --
 Total distributions                          $     1.37           --        1.16         --       0.11         --           --
 Net asset value, end of period               $    17.35        20.96       23.93      19.14      17.94      17.16        12.68
 Total Return(3):                             %   (11.14)      (12.41)      31.73       6.69       5.22      35.25         1.44
Ratios/Supplemental Data:
 Net assets, end of period (000's)            $   19,226       25,501      26,734     11,936     10,400      3,517           43
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                          %     2.59         2.41        2.50       2.36       2.55       2.61         2.41
 Gross expenses prior to expense
 reimbursement(4)                             %     2.74         2.56        2.81       2.45       2.79       5.10        25.55
 Net investment income (loss) after
 expense reimbursement(4)(5)                  %    (1.22)       (1.16)      (1.48)     (0.09)     (1.19)     (1.27)       (0.07)
 Portfolio turnover rate                      %      102           73         200         67        214        274           76

----------
(1)  Commencement of operations.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC, became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its fiscal year-end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(6) Effective October 1, 2000, ING Pilgrim Investments, LLC, became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(7)  The Fund changed its fiscal year-end from June 30 to October 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   Class A
                                             --------------------------------------------------------------------------------------
                                               Six        Four                  Three
                                              Months     Months       Year      Months
                                              Ended       Ended       Ended     Ended                Year Ended March 31,
                                            April 30,  October 31,  June 30,   June 30,   -----------------------------------------
                                               2001      2000(1)      2000      1999(2)     1999       1998       1997       1996
                                             --------   --------    --------   --------   --------   --------   --------   --------
Per Share Operating Performance:
 Net asset value, beginning of period     $     36.08      40.94       23.80      21.03      19.29      14.92      13.15      11.51
 Income from investment operations:
 Net investment income (loss)             $     (0.26)     (0.10)      (0.18)     (0.03)      0.02      (0.15)      0.04      (0.02)
 Net realized and unrealized gain (loss)
 on investments                           $     (8.83)     (4.76)      19.38       2.80       3.21       5.36       1.88       1.79
 Total from investment operations         $     (9.09)     (4.86)      19.20       2.77       3.23       5.21       1.92       1.77
 Less distributions from:
 Net investment income                    $        --         --          --         --         --         --       0.01       0.13
 Net realized gains on investments        $        --         --        2.06         --       1.49       0.84       0.14         --
 Total distributions                      $        --         --        2.06         --       1.49       0.84       0.15       0.13
 Net asset value, end of period           $     26.99      36.08       40.94      23.80      21.03      19.29      14.92      13.15
 Total Return(4):                         %    (18.81)    (11.90)      82.89      13.17      17.26      36.31      14.67      15.46
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $   203,831    273,393     278,480     37,490     25,336     11,183      5,569      1,056
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(5)(6)         %      1.73       1.67        1.67       1.84       1.94       1.96       1.95       1.95
 Gross expenses prior to expense
 reimbursement (recoupment)(5)            %      1.73       1.67        1.67       1.86       2.08       2.75       3.76      10.06
 Net investment loss after expense
 reimbursement (recoupment)(5)(6)         %     (0.24)     (0.80)      (0.76)     (0.69)     (0.82)     (1.56)     (1.05)     (0.27)
 Portfolio turnover rate                  %        70         56         164         44        146        198        206        141

                                                                                   Class B
                                             --------------------------------------------------------------------------------------
                                               Six        Four                  Three
                                              Months     Months       Year      Months
                                              Ended      Ended       Ended      Ended                Year Ended March 31,
                                            April 30,  October 31,  June 30,   June 30,   -----------------------------------------
                                               2001      2000(1)      2000      1999(2)     1999       1998       1997       1996
                                             --------   --------    --------   --------   --------   --------   --------   --------
Per Share Operating Performance:
 Net asset value, beginning of period     $     38.05      43.27       25.33      22.43      20.16      15.89      13.96      12.50
 Income from investment operations:
 Net investment income (loss)             $     (0.18)     (0.20)      (0.37)     (0.07)     (0.20)     (0.15)     (0.15)     (0.02)
 Net realized and unrealized gain (loss)
 on investments                           $     (9.32)     (5.02)      20.50       2.97       3.46       5.56       2.09       1.48
 Total from investment operations         $     (9.50)     (5.22)      20.13       2.90       3.26       5.41       1.94       1.46
 Less distributions from:
 Net investment income                    $        --         --          --         --         --         --       0.01         --
 Net realized gains on investments        $        --         --        2.19         --       0.99       1.14         --         --
 Total distributions                      $        --         --        2.19         --       0.99       1.14       0.01         --
 Net asset value, end of period           $     28.55      38.05       43.27      25.33      22.43      20.16      15.89      13.96
 Total Return(4):                         %    (18.99)    (12.05)      81.63      12.93      16.55      35.73      13.96      11.68
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $   101,394    126,861     132,028     19,331     16,158     12,033      5,080      1,487
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(5)(6)         %      2.39       2.32        2.32       2.49       2.59       2.61       2.60       2.60
 Gross expenses prior to expense
 reimbursement (recoupment)(5)            %      2.39       2.32        2.32       2.51       2.73       2.98       4.89      16.15
 Net investment loss after expense
 reimbursement (recoupment)(5)(6)         %     (0.89)     (1.46)      (1.41)     (1.34)     (1.45)     (2.20)     (1.66)     (0.64)
 Portfolio turnover rate                  %        70         56         164         44        146        198        206        141

                                                                                   Class C
                                             --------------------------------------------------------------------------------------
                                               Six        Four                  Three
                                              Months     Months       Year      Months
                                              Ended      Ended       Ended      Ended               Year Ended March 31,
                                            April 30,  October 31,  June 30,   June 30,   -----------------------------------------
                                               2001      2000(1)      2000      1999(2)     1999       1998       1997      1996
                                             --------   --------    --------   --------   --------   --------   --------   --------
Per Share Operating Performance:
 Net asset value, beginning of period     $     34.93      39.71       23.34      20.60      18.53      14.87      13.05     11.32
 Income from investment operations:
 Net investment income (loss)             $     (0.24)     (0.18)      (0.31)     (0.06)     (0.10)     (0.11)     (0.16)     0.01
 Net realized and unrealized gain (loss)
 on investments                           $     (8.51)     (4.60)      18.69       2.80       3.09       5.09       1.98      1.72
 Total from investment operations         $     (8.75)     (4.78)      18.38       2.74       2.99       4.98       1.82      1.73
 Less distributions from:
 Net investment income                    $        --         --          --         --         --         --         --        --
 Net realized gains on investments        $        --         --        2.01         --       0.92       1.32         --        --
 Total distributions                      $        --         --        2.01         --       0.92       1.32         --        --
 Net asset value, end of period           $     26.18      34.93       39.71      23.34      20.60      18.53      14.87     13.05
 Total Return(4):                         %    (19.01)    (12.04)      80.89      13.31      16.55      35.63      13.98     15.30
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $    99,759    136,830     144,068     18,354     13,226      8,014      3,592       933
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(5)(6)         %      2.39       2.32        2.32       2.49       2.59       2.61       2.60      2.60
 Gross expenses prior to expense
 reimbursement (recoupment)(5)            %      2.39       2.32        2.32       2.51       2.73       3.38       3.95     16.15
 Net investment loss after expense
 reimbursement (recoupment)(5)(6)         %     (0.91)     (1.46)      (1.41)     (1.34)     (1.45)     (2.18)     (1.67)    (1.02)
 Portfolio turnover rate                  %        70         56         164         44        146        198        206       141

----------
(1)  The Fund changed its fiscal year-end from June 30 to October 31.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC, became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its fiscal year-end to June 30.
(3)  Commencement of offering of shares.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(5)  Annualized for periods less than one year.
(6) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM EMERGING COUNTRIES FUND (UNAUDITED)                           HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   Class A
                                            ---------------------------------------------------------------------------------------
                                              Six         Four                  Three
                                             Months      Months      Year       Months
                                             Ended       Ended       Ended      Ended               Year Ended March 31,
                                           April, 30   October 31,  June 30,   June 30,   -----------------------------------------
                                              2001      2000(6)(7)    2000      1999(2)     1999       1998       1997       1996
                                            --------    --------    --------   --------   --------   --------   --------   --------
Per Share Operating Performance:
 Net asset value, beginning of period   $      16.33       20.17       16.74      13.43      17.39      17.20      14.03      11.00
 Income from investment operations:
 Net investment income (loss)           $       0.02       (0.24)      (0.20)     (0.05)     (0.06)      0.03      (0.06)     (0.04)
 Net realized and unrealized gain
 (loss) on investments                  $      (2.12)      (3.60)       3.63       3.36      (3.81)      1.22       3.51       3.15
 Total from investment operations       $      (2.10)      (3.84)       3.43       3.31      (3.87)      1.25       3.45       3.11
 Less distributions from:
 Net investment income                  $         --          --          --         --       0.02         --         --       0.02
 Net realized gains on investments      $         --          --          --         --       0.07       1.06       0.28       0.06
 Total distributions                    $         --          --          --         --       0.09       1.06       0.28       0.08
 Net asset value, end of period         $      14.23       16.33       20.17      16.74      13.43      17.39      17.20      14.03
 Total Return(3):                       %     (12.86)     (19.04)      20.49      24.65     (22.23)      8.06      24.79      28.43
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    108,050      59,541      75,311     53,483     47,180     71,014     38,688      4,718
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %       2.22        2.23        2.19       2.13       2.27       2.26       2.25       2.25
 Gross expenses prior to expense
 reimbursement(4)                       %       2.33        2.38        2.34       2.66       2.56       2.48       3.08       6.72
 Net investment income (loss) after
 expense reimbursement(4)(5)            %       0.54       (1.31)      (1.15)     (1.30)     (0.25)      0.55      (1.14)     (0.35)
 Portfolio turnover rate                %         24          94         211         67        213        243        176        118

                                                                                   Class B
                                            ---------------------------------------------------------------------------------------
                                             Six         Four                   Three
                                            Months      Months       Year       Months
                                             Ended       Ended       Ended      Ended               Year Ended March 31,
                                           April 30,  October 31,   June 30,   June 30,   -----------------------------------------
                                              2001     2000(6)(7)     2000      1999(2)     1999       1998       1997       1996
                                            --------    --------    --------   --------   --------   --------   --------   --------
Per Share Operating Performance:
 Net asset value, beginning of period    $     16.41       20.30       16.98      13.64      17.64      17.29      14.02      12.50
 Income from investment operations:
 Net investment income (loss)            $     (0.01)      (0.23)      (0.35)     (0.07)     (0.22)     (0.07)     (0.11)     (0.04)
 Net realized and unrealized gain
 (loss) on investments                   $     (2.21)      (3.66)       3.67       3.41      (3.70)      1.26       3.47       1.56
 Total from investment operations        $     (2.22)      (3.89)       3.32       3.34      (3.92)      1.19       3.36       1.52
 Less distributions from:
 Net investment income                   $        --          --          --         --         --         --         --         --
 Net realized gains on investments       $        --          --          --         --       0.08       0.84       0.09         --
 Total distributions                     $        --          --          --         --       0.08       0.84       0.09         --
 Net asset value, end of period          $     14.19       16.41       20.30      16.98      13.64      17.64      17.29      14.02
 Total Return(3):                        %    (13.10)     (19.16)      19.55      24.49     (22.23)      7.47      24.00      12.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)       $    20,713      22,707      30,322     26,342     22,338     38,796     24,558      3,557
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                     %      2.91        2.98        2.84       2.75       2.91       2.91       2.90       2.90
 Gross expenses prior to expense
 reimbursement(4)                        %      3.02        3.12        2.99       3.28       3.20       3.06       3.66       7.58
 Net investment income (loss) after
 expense reimbursement(4)(5)             %     (0.14)      (1.01)      (1.80)     (1.92)     (0.80)     (0.20)     (1.77)     (1.05)
 Portfolio turnover rate                 %        24          94         211         67        213        243        176        118

                                                                                   Class C
                                            ---------------------------------------------------------------------------------------
                                              Six         Four                  Three
                                             Months      Months       Year      Months
                                             Ended       Ended       Ended      Ended                Year Ended March 31,
                                           April, 30   October 31,  June 30,   June 30,   -----------------------------------------
                                              2001     2000(6)(7)     2000      1999(2)     1999       1998       1997       1996
                                            --------    --------    --------   --------   --------   --------   --------   --------
Per Share Operating Performance:
 Net asset value, beginning of period   $      15.81       19.56       16.35      13.14      16.98      16.81      13.71      10.79
 Income from investment operations:
 Net investment loss                    $      (0.01)      (0.22)      (0.32)     (0.07)     (0.27)     (0.12)     (0.10)     (0.05)
 Net realized and unrealized gain
 (loss) on investments                  $      (2.11)      (3.53)       3.53       3.28      (3.49)      1.26       3.37       2.97
 Total from investment operations       $      (2.12)      (3.75)       3.21       3.21      (3.76)      1.14       3.27       2.92
 Less distributions from:
 Net investment income                  $         --          --          --         --         --         --         --         --
 Net realized gains on investments      $         --          --          --         --       0.08       0.97       0.17         --
 Total distributions                    $         --          --          --         --       0.08       0.97       0.17         --
 Net asset value, end of period         $      13.69       15.81       19.56      16.35      13.14      16.98      16.81      13.71
 Total Return(3):                       %     (13.16)     (19.17)      19.63      24.43     (22.21)      7.47      23.94      27.30
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $     20,111      22,456      29,610     24,230     19,246     36,986     29,376      4,345
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %       2.91        2.98        2.84       2.75       2.90       2.91       2.90       2.90
 Gross expenses prior to expense
 reimbursement(4)                       %       3.02        3.09        2.99       3.28       3.19       3.09       3.12       6.23
 Net investment loss after
 expense reimbursement(4)(5)            %      (0.15)      (0.95)      (1.80)     (1.92)     (0.77)     (0.26)     (1.75)     (1.06)
 Portfolio turnover rate                %         24          94         211         67        213        243        176        118

----------
(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC, became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its fiscal year-end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years.
(6) Effective October 1,2000, ING Pilgrim Investments, LLC, became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(7)  The Fund changed its fiscal year-end from June 30 to October 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                        PILGRIM GLOBAL COMMUNICATIONS FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                     Class A                     Class B                     Class C
                                             ------------------------    ------------------------    ------------------------
                                             Six Months                  Six Months                  Six Months
                                                Ended    Period Ended       Ended    Period Ended       Ended    Period Ended
                                              April 30,   October 31,     April 30,   October 31,     April 30,   October 31,
                                               2001(5)      2000(1)         2001        2000(1)         2001        2000(1)
                                               -------      -------        -------      -------        -------      -------
Per Share Operating Performance:
 Net asset value, beginning of period    $        7.30        10.00           7.27        10.00           7.28        10.00
 Income from investment operations:
 Net investment loss                     $       (0.05)       (0.06)         (0.06)       (0.09)         (0.06)       (0.09)
 Net realized and unrealized loss
 on investments                          $       (3.57)       (2.64)         (3.56)       (2.64)         (3.56)       (2.63)
 Total from investment operations        $       (3.62)       (2.70)         (3.62)       (2.73)         (3.62)       (2.72)
 Net asset value, end of period          $        3.68         7.30           3.65         7.27           3.66         7.28
 Total Return(2)                         %      (49.59)      (27.00)        (49.79)      (27.30)        (49.72)      (27.20)
Ratios/Supplemental Data:
 Net assets, end of period (000's)       $      19,069       55,459         14,007       31,035          3,327        7,603
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (3)(4)                    %        1.69         1.37           2.37         2.01           2.36         2.01
 Gross expenses prior to expense
 reimbursement(3)                        %        2.06         2.56           2.82         2.81           2.83         2.81
 Net investment loss after expense
 reimbursement(3)(4)                     %       (1.56)       (1.02)         (2.23)       (1.67)         (2.22)       (1.68)
 Portfolio turnover rate                 %          61           60             61           60             61           60

----------
(1)  The Fund commenced operations on March 1, 2000.
(2) Total return is calculated assuming reinvestment of all dividend and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.
(5) Effective April 30, 2001, ING Pilgrim Investments, LLC became the Investment Manager of the Fund.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM GLOBAL INFORMATION TECHNOLOGY FUND (UNAUDITED)                HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                        Class A                           Class B
                                            ------------------------------    -------------------------------
                                            Six Months      Year Ended        Six Months      Year Ended
                                              Ended         October 31,         Ended         October 31,
                                             April 30,  ------------------     April 30,   ------------------
                                              2001(5)    2000      1999(1)       2001       2000      1999(1)
                                             -------    -------    -------      -------    -------    -------
Per Share Operating Performance:
 Net asset value beginning of period    $      26.62      17.38      10.00        26.33      17.28      10.00
 Income from investment operations:
 Net investment income (loss)           $      (0.14)     (0.33)     (0.13)        0.06      (0.41)     (0.08)
 Net realized and unrealized gain
 (loss) on investments                  $      (9.16)     10.41       7.51        (9.26)     10.30       7.36
 Total from investment operations       $      (9.30)     10.08       7.38        (9.20)      9.89       7.28
 Less distributions from:
 Net realized gains on investments      $       7.39       0.84         --         7.39       0.84         --
 Total distributions                    $       7.39       0.84         --         7.39       0.84         --
 Net asset value, end of period         $       9.93      26.62      17.38         9.74      26.33      17.28
 Total Return(2)                        %     (45.46)     58.61      73.80       (45.60)     57.82      72.80
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $     45,052    108,763     54,798       22,574     37,915      5,964
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                    %       1.77       1.53       1.57         2.48       2.17       2.25
 Gross expenses prior to expense
 reimbursement(3)                       %       2.35       2.65       2.95         3.07       2.89       3.22
 Net investment loss after expense
 reimbursement(3)(4)                    %      (1.66)     (1.30)     (1.29)       (2.36)     (1.94)     (2.04)
 Portfolio turnover rate                %         73         77         57           73         77         57

                                                       Class C
                                           -------------------------------
                                           Six Months      Year Ended
                                             Ended         October 31,
                                            April 30,   ------------------
                                              2001       2000      1999(1)
                                             -------    -------    -------
Per Share Operating Performance:
 Net asset value beginning of period     $     26.32      17.28      10.00
 Income from investment operations:
 Net investment income (loss)            $     (0.07)     (0.42)     (0.05)
 Net realized and unrealized gain (loss)
 on investments                          $     (9.15)     10.30       7.33
 Total from investment operations        $     (9.22)      9.88       7.28
 Less distributions from:
 Net realized gains on investments       $      7.39       0.84         --
 Total distributions                     $      7.39       0.84         --
 Net asset value, end of period          $      9.71      26.32      17.28
 Total Return(2)                         %    (45.73)     57.77      72.80
Ratios/Supplemental Data:
 Net assets, end of period (000's)       $     8,409     18,486      2,102
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                     %      2.47       2.17       2.24
 Gross expenses prior to expense
 reimbursement(3)                        %      3.06       2.89       3.20
 Net investment loss after expense
 reimbursement(3)(4)                     %     (2.36)     (1.94)     (2.05)
 Portfolio turnover rate                 %        73         77         57

----------
(1)  The Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividend and capital gain distribution at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.
(5) Effective April 30, 2001, ING Pilgrim Investments LLC became the Investment Manager of the Fund.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                          PILGRIM ASIA-PACIFIC EQUITY FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  Class A
                                                 ------------------------------------------------------------------------
                                                  Six          Four
                                                 Months       Months                                           September 1,
                                                  Ended        Ended              Year Ended June 30,           1995(1) to
                                                April 30,   October 31,  -------------------------------------   June 30,
                                                  2001        2000(5)     2000      1999      1998      1997       1996
                                                 -------      -------    -------   -------   -------   -------    -------
Per Share Operating Performance:
 Net asset value, beginning of period        $      4.99         7.23       7.22      4.46     10.93     10.35      10.00
 Income from investment operations:
 Net investment income (loss)                $     (0.03)        0.08      (0.05)       --      0.03      0.02       0.03
 Net realized and unrealized gain (loss) on
 investments                                 $     (0.59)       (2.32)      0.06      2.76     (6.50)     0.58       0.34
 Total from investment operations            $     (0.62)       (2.24)      0.01      2.76     (6.47)     0.60       0.37
 Less distributions from:
 Net investment income                       $      0.09           --         --        --        --        --         --
 In excess of net investment income          $        --           --         --        --        --        --       0.02
 Tax return of capital                       $        --           --         --        --        --      0.02         --
 Total distributions                         $      0.09           --         --        --        --      0.02       0.02
 Net asset value, end of period              $      4.28         4.99       7.23      7.22      4.46     10.93      10.35
 Total Return(2):                            %    (12.81)      (30.98)      0.14     61.88    (59.29)     5.78       3.76
 Ratios/Supplemental Data:
Net assets, end of period (000's)            $     9,121        8,471     11,726    14,417    11,796    32,485     18,371
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                         %      2.62         2.05       2.11      2.00      2.00      2.00       2.00
 Gross expenses prior to expense
 reimbursement(3)                            %      3.56         2.71       2.55      2.98      2.80      2.54       3.47
 Net investment income (loss) after expense
 reimbursement(3)(4)                         %     (0.93)        4.28      (0.56)     0.01      0.38      0.00       0.33
 Portfolio turnover rate                     %        27           13        138       111        81        38         15

                                                                                  Class B
                                                 ------------------------------------------------------------------------
                                                  Six          Four
                                                 Months       Months                                           September 1,
                                                 Ended        Ended               Year Ended June 30,           1995(1) to
                                                April 30,   October 31,  -------------------------------------    June 30,
                                                  2001        2000(5)     2000      1999      1998      1997       1996
                                                 -------      -------    -------   -------   -------   -------    -------
Per Share Operating Performance:
 Net asset value, beginning of period         $     4.80         6.97       7.02      4.37     10.83     10.31      10.00
 Income from investment operations:
 Net investment income (loss)                 $    (0.07)        0.07      (0.11)    (0.04)    (0.03)    (0.07)     (0.01)
 Net realized and unrealized gain (loss) on
 investments                                  $    (0.53)       (2.24)      0.06      2.69     (6.43)     0.59       0.32
 Total from investment operations             $    (0.60)       (2.17)     (0.05)     2.65     (6.46)     0.52       0.31
 Less distributions from:
 Net investment income                        $     0.05           --         --        --        --        --         --
 In excess of net investment income           $       --           --         --        --        --        --         --
 Tax return of capital                        $       --           --         --        --        --        --         --
 Total distributions                          $     0.05           --         --        --        --        --         --
 Net asset value, end of period               $     4.15         4.80       6.97      7.02      4.37     10.83      10.31
 Total Return(2):                             %   (12.60)      (31.13)     (0.71)    60.64    (59.65)     5.04       3.19
Ratios/Supplemental Data:
 Net assets, end of period (000's)            $    5,329        7,678     12,228    12,959     9,084    30,169     17,789
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                          %     3.49         2.80       2.86      2.75      2.75      2.75       2.75
 Gross expenses prior to expense
 reimbursement(3)                             %     4.43         3.45       3.30      3.73      3.55      3.29       4.10
 Net investment income (loss) after expense
 reimbursement(3)(4)                          %    (1.75)        3.48      (1.31)    (0.74)    (0.39)    (0.79)     (0.38)
 Portfolio turnover rate                      %       27           13        138       111        81        38         15

                                                                                  Class M
                                                 ------------------------------------------------------------------------
                                                   Six         Four
                                                  Months      Months                                           September 1,
                                                  Ended       Ended               Year Ended June 30,           1995(1) to
                                                April 30,   October 31,  -------------------------------------    June 30
                                                  2001        2000(5)     2000      1999      1998      1997       1996
                                                 -------      -------    -------   -------   -------   -------    -------
Per Share Operating Performance:
 Net asset value, beginning of period        $      4.85         7.04       7.07      4.40     10.86     10.32      10.00
 Income from investment operations:
 Net investment income (loss)                $     (0.03)        0.07      (0.11)    (0.02)       --     (0.05)        --
 Net realized and unrealized gain (loss)
 on investments                              $     (0.56)       (2.26)      0.08      2.69     (6.46)     0.59       0.33
 Total from investment operations            $     (0.59)       (2.19)     (0.03)     2.67     (6.46)     0.54       0.33
 Less distributions from:
 Net investment income                       $      0.09           --         --        --        --        --         --
 In excess of net investment income          $        --           --         --        --        --        --       0.01
 Total distributions                         $      0.09           --         --        --        --        --       0.01
 Net asset value, end of period              $      4.17         4.85       7.04      7.07      4.40     10.86      10.32
 Total Return(2):                            %    (12.49)      (31.11)     (0.42)    60.68    (59.48)     5.26       3.32
Ratios/Supplemental Data:
 Net assets, end of period (000's)           $     3,641        2,711      3,749     5,184     4,265    11,155      6,476
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                         %      2.99         2.53       2.61      2.50      2.50      2.50       2.50
 Gross expenses prior to expense
 reimbursement(3)                            %      3.88         3.18       3.05      3.48      3.30      3.04       3.88
 Net investment income (loss) after expense
 reimbursement(3)(4)                         %     (1.49)        3.72      (1.06)    (0.49)    (0.07)    (0.55)     (0.16)
 Portfolio turnover rate                     %        27           13        138       111        81        38         15

----------
(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC. within three years.
(5)  The Fund changed it fiscal year-end from June 30 to October 31.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM EUROPEAN EQUITY FUND (UNAUDITED)                              HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                       Class A                            Class B
                                           -------------------------------    -------------------------------
                                           Six Months       Year Ended        Six Months      Year Ended
                                              Ended         October 31,         Ended         October 31,
                                            April 30,   ------------------     April 30,   ------------------
                                             2001(5)     2000      1999(1)       2001       2000      1999(1)
                                             -------    -------    -------      -------    -------    -------
Per Share Operating Performance:
 Net asset value, beginning of period     $    10.95      10.95      10.00        10.83      10.89      10.00
 Income from investment operations:
 Net investment income (loss)             $    (0.01)     (0.01)      0.04        (0.04)     (0.08)      0.00(5)
 Net realized and unrealized gain (loss)
 on investments                           $    (1.12)      0.34       0.91        (1.09)      0.33       0.89
 Total from investment operations         $    (1.13)      0.33       0.95        (1.13)      0.25       0.89
 Less distributions from:
 Net investment income                    $       --       0.05         --           --       0.03         --
 Net realized gains on investments        $     0.49       0.28         --         0.49       0.28         --
 Total distributions                      $     0.49       0.33         --         0.49       0.31         --
 Net asset value, end of period           $     9.33      10.95      10.95         9.21      10.83      10.89
 Total Return(2)                          %   (10.80)      2.93       9.50       (10.92)      2.14       8.90
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $   24,146     31,985     28,746        1,598      1,117        849
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                      %     1.89       1.63       1.61         2.59       2.28       2.27
 Gross expenses prior to expense
 reimbursement(3)                         %     2.59       2.83       3.06         3.31       3.08       3.35
 Net investment income (loss) after
 expense reimbursement(3)(4)              %    (0.14)     (0.09)      0.48        (0.78)     (0.75)     (0.08)
 Portfolio turnover rate                  %       47         61         63           47         61         63

                                                       Class C
                                           -------------------------------
                                           Six Months      Year Ended
                                              Ended        October 31,
                                            April 30,   ------------------
                                              2001       2000      1999(1)
                                             -------    -------    -------
Per Share Operating Performance:
 Net asset value, beginning of period     $    10.77      10.89      10.00
 Income from investment operations:
 Net investment income (loss)             $    (0.05)     (0.06)     (0.01)
 Net realized and unrealized gain (loss)
 on investments                           $    (1.08)      0.27       0.90
 Total from investment operations         $    (1.13)      0.21       0.89
 Less distributions from:
 Net investment income                    $       --       0.05         --
 Net realized gains on investments        $     0.49       0.28         --
 Total distributions                      $     0.49       0.33         --
 Net asset value, end of period           $     9.15      10.77      10.89
 Total Return(2)                          %   (10.98)      1.76       8.90
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $      116        188         62
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                      %     2.56       2.28       2.26
 Gross expenses prior to expense
 reimbursement(3)                         %     3.30       3.08       3.34
 Net investment income (loss) after
 expense reimbursement(3)(4)              %    (0.85)     (0.68)     (0.15)
 Portfolio turnover rate                  %       47         61         63

----------
(1)  The Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividend and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses.
(5) Effective April 30, 2001, ING Pilgrim Investments LLC became the Investment Manager of the Fund.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                       PILGRIM RUSSIA FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        Class A
                                                           -----------------------------------------------------------------
                                                              Six        Ten
                                                             Months     Months
                                                             Ended       Ended               Year Ended December 31,
                                                           April 30,  October 31,   ----------------------------------------
                                                             2001      2000(4)(6)    1999       1998       1997      1996(1)
                                                            -------     -------     -------    -------    -------    -------
Per Share Operating Performance:
 Net asset value, beginning of period                    $     7.15        6.74        2.64      17.50      11.24      12.12
 Income from investment operations:
 Net investment income (loss)                            $    (0.07)      (0.07)       0.18       0.15      (0.01)     (0.05)
 Net realized and unrealized gain (loss) on investments  $     0.15        0.48        3.99     (14.70)      7.57      (0.51)
 Total from investment operations                        $     0.08        0.41        4.17     (14.55)      7.56      (0.56)
 Less distributions from:
 Net investment income                                   $       --          --       (0.07)     (0.07)        --         --
 Net realized gains on investments                       $       --          --          --      (0.24)     (1.30)     (0.32)
 Total distributions                                     $       --          --       (0.07)     (0.31)     (1.30)     (0.32)
 Net asset value, end of period                          $     7.23        7.15        6.74       2.64      17.50      11.24
 Total Return(2):                                        %     1.12        6.08      159.76     (82.99)     67.50      (9.01)
Ratios/Supplemental Data:
 Net assets, end of period (000's)                       $   48,627      53,637      59,011     19,147    137,873     13,846
 Ratios to average net assets:
 Net expenses after redemption fee proceeds and
 expense reimbursement(3)(5)                             %     3.14        1.40        2.23       1.84       1.85       2.65
 Gross expenses prior to redemption fee proceeds and
 expense reimbursement(3)                                %     3.21        2.85        3.32       2.64       2.89       5.07
 Net investment income (loss) after redemption fee
 proceeds and expense reimbursement(3)(5)                %    (2.23)      (0.90)       4.39       1.36      (0.11)     (1.27)
 Portfolio turnover rate                                 %       13          52          91         66         67        116

----------
(1) The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights Table.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year-end from December 31 to October 31.
(5) The Investment Manager has agreed to limit expenses excluding, interest, taxes, brokerage and extraordinary expenses.
(6) Effective July 26, 2000 Pilgrim Investments, LLC. became the Investment Manager of the Fund.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM PRECIOUS METALS FUND (UNAUDITED)                              HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                            Class A
                                                            ----------------------------------------------------------------------
                                                              Six       Ten
                                                            Months     Months
                                                             Ended      Ended                  Year Ended December 31,
                                                           April 30,  October 31,  -----------------------------------------------
                                                             2001     2000(3)(4)    1999      1998      1997      1996      1995
                                                            -------    -------     -------   -------   -------   -------   -------
Per Share Operating Performance:
 Net asset value, beginning of period                    $     2.27       3.29        3.03      3.24      5.97      6.24      6.37
 Income from investment operations:
 Net investment income (loss)                            $     0.01       0.01       (0.01)       --        --      0.02        --
 Net realized and unrealized gain (loss) on investments  $     0.54      (1.03)       0.27     (0.21)    (2.52)     0.50     (0.12)
 Total from investment operations                        $     0.55      (1.02)       0.26     (0.21)    (2.52)     0.52     (0.12)
 Less distributions from:
 Net investment income                                   $       --         --          --        --      0.21      0.79      0.01
 Total distributions                                     $       --         --          --        --      0.21      0.79      0.01
 Net asset value, end of period                          $     2.82       2.27        3.29      3.03      3.24      5.97      6.24
 Total Return(1):                                        %    24.42     (30.98)       8.58     (6.39)   (42.98)     7.84     (1.89)
Ratios/Supplemental Data:
 Net assets, end of period (000's)                       $   60,659     40,130      72,516    50,841    53,707   109,287   135,779
 Ratios to average net assets:
 Expenses (2)                                            %     2.08       2.18        1.94      1.74      1.65      1.60      1.70
 Net investment income (loss) (2)                        %     1.17       0.28       (0.02)     0.08      0.17     (0.32)     0.07
 Portfolio turnover rate                                 %      52          27          79        29        38        31        40

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  The Fund changed its fiscal year-end from December 31 to October 31.
(4) Effective July 26, 2000, Pilgrim Investments, Inc. became the Investment Manager of the Fund.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The Pilgrim Funds are comprised of Pilgrim Mutual Funds ("PMF"), Pilgrim Advisory Funds, Inc. ("PAF"), Pilgrim Mayflower Trust ("PMT"), Pilgrim Funds Trust ("PFT", formerly ING Funds Trust), Pilgrim International Fund ("International"), Pilgrim Russia Fund ("Russia", formerly Pilgrim Troika Dialog Russia Fund), Pilgrim Precious Metals Fund ("Precious Metals", formerly Pilgrim Goldfund Inc.), which are each open-end investment management companies registered under the Investment Company Act of 1940, as amended.

PMF is a Delaware business trust organized in 1992 with twelve separate series (Portfolios). The four Portfolios in this semi-annual report are Pilgrim Worldwide Growth Fund ("Worldwide Growth"), Pilgrim International Core Growth Fund ("International Core Growth"), Pilgrim International SmallCap Growth Fund ("International SmallCap Growth"), and Pilgrim Emerging Countries Fund ("Emerging Countries"). PAF is a Maryland Corporation organized in 1995 with three separate series (Portfolios). The one Portfolio in this semi-annual report is Pilgrim Asia-Pacific Equity Fund. PMT is a Massachusetts business trust organized in 1992 with three separate series (Portfolios). The one Portfolio in this semi-annual report is Pilgrim International Value Fund. PFT is a Delaware business trust established July 30, 1998 and consists of twelve separately managed portfolios. Three of the Portfolios in this report are Pilgrim Global Communications Fund ("Global Communications", formerly ING Global Communications
Fund), Pilgrim Global Information Technology Fund ("Global Information Technology", formerly ING Global Information Technology Fund) and Pilgrim European Equity Fund ("European Equity", formerly ING European Equity Fund). The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers one or more of the following classes of shares: Class A, Class B, Class C, Class M and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Prior to April 30, 2000, Pilgrim Advisors, Inc. ("Pilgrim Advisors") served as investment advisor to certain of the Funds. On April 30, 2000, Pilgrim Advisors merged with Pilgrim Investments. Pilgrim Advisors and Pilgrim Investments, Inc. were sister companies and shared certain resources and investment personnel.

Prior to July 26, 2000, Lexington Management Corporation ("Lexington") served as investment advisor to certain of the former Lexington Funds. On July 26, 2000, ReliaStar Financial Corp. ("Reliastar") acquired Lexington Global Asset Managers, Inc., the parent company of Lexington, and ING Pilgrim Investments, Inc. was approved as Adviser to the Funds formerly advised by Lexington.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar, the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquisition the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc., and ING Pilgrim Group, Inc. effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC ("IPG").

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Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Reorganizations. Before a shareholder approved reorganization effective July 24, 1998, the funds comprising PMF invested all of their assets in corresponding portfolios of Nicholas-Applegate Investment Trust, an arrangement known as a "master/feeder" structure. Upon the reorganization, the Institutional Portfolio series of the Trust were renamed Funds and were authorized to issue multiple classes of shares, and their outstanding shares were classified as Class I shares. At the same time, the A, B, C and Advisory Portfolios of the Trust transferred their assets to the corresponding Funds, and their shareholders received Class A, B, C and Q shares of the Funds on a tax-free basis. Effective May 7, 1999 and concurrent with the change in investment adviser from Nicholas Applegate Capital Management to Pilgrim Investments, Inc., the Institutional Classes of PMF were transferred in a tax free reorganization to new funds being managed by Nicholas-Applegate Capital Management.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market and gold and silver bullion are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.
          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement

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Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

     dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. Foreign Currency Transactions. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. None of the Funds had open futures contracts at April 30, 2001.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-date. Each Fund pays dividends and capital gains, if any annually.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

F. Federal Income Taxes. It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax provision is not

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Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

     required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors/Trustees intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

     Capital loss carryforwards were as follows at October 31, 2000:

                                         Amount          Expiration Dates
                                       ----------      --------------------
     Worldwide Growth                  $3,925,607          October 2008
     International SmallCap Growth     10,815,771          October 2008
     Emerging Countries                48,415,929      October 2006 to 2008
     Global Communications              5,873,328          October 2008
     Asia-Pacific Equity               23,797,507      October 2007 to 2008
     Russia                            62,419,331      October 2006 to 2007
     Precious Metals                   81,765,466      October 2001 to 2008

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. Deferred Organization Expenses. Expenses incurred in connection with the organization and registration of Asia-Pacific Equity Fund under the Investment Company Act of 1940 and the Securities Act of 1933 are being amortized by the Fund over a period of five years from the date of commencement of its operations.

J. Securities Lending. Each Fund had the option to temporarily loan 331|M/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

K Other. Certain prior year amounts have been reclassified to conform with the current year presentation.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six-month period ended April 30, 2001, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                  Purchases           Sales
                                 ------------      ------------
Worldwide Growth                 $731,714,072      $710,099,478
International Value               616,186,218       147,625,040
International                      78,369,644        46,436,728
International Core Growth          63,384,670        73,179,077
International SmallCap Growth     432,744,404       423,366,935
Emerging Countries                 37,263,922        77,424,581
Global Communications              34,931,869        50,729,293
Global Information Technology      74,939,661        94,530,313
Asia-Pacific Equity                 7,181,848         4,324,525
European Equity                    13,687,170        18,325,227
Russia                              5,467,709        12,618,705
Precious Metals                    34,435,207        20,275,336

NOTE 4 -- REDEMPTION FEE INCOME -- RUSSIA

A fee is charged on the redemption of shares equal to 2% of the redemption price of shares of the Fund held less than 365 days that are being redeemed. Redemption fee proceeds will be applied to the Fund's aggregate expenses allocable to providing custody and redemption services, including transfer agent fees, postage, printing,

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Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

telephone costs and employment costs relating to the handling and processing of redemptions. Any excess fee proceeds will be added to the Fund's capital. Total redemption fee proceeds for the six months ended April 30, 2001 were $16,184, for Russia. The amount available for offset against Fund expenses was $16,184, for Russia and is set forth in the statement of operations.

NOTE 5 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds, except Global Communications, Global Information Technology and European Equity has entered into an Investment Management Agreement with ING Pilgrim Investments, LLC (the "Manager", the "Investment Manager", or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. Global Communications, Global Information Technology and European Equity entered into an Investment Management Agreement with ING Mutual Funds Management, LLC. On April 30, 2001, ING Mutual Funds Management, LLC merged into ING Pilgrim Investments, LLC. All contracts, obligations and assets of ING Mutual Funds Management, LLC were assumed by ING Pilgrim Investments, LLC pursuant to the merger. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

                                 As a percent of average net assets
                                 -----------------------------------------------
Worldwide Growth                 1.00% on first $500 million; 0.90% on next $500
                                   million; and 0.85% in excess of $1 billion
International Value              1.00%
International                    1.00%
International Core Growth        1.00% on first $500 million; 0.90% on next $500
                                   million; and 0.85% in excess of $1 billion
International SmallCap Growth    1.00% on first $500 million; 0.90% on next $500
                                   million; and 0.85% in excess of $1 billion
Emerging Countries               1.25%
Global Communications            1.00%
Global Information Technology    1.25%
Asia-Pacific Equity              1.25%
European Equity                  1.15%
Russia                           1.25%
Precious Metals                  1.00% on first $50 million; 0.75% thereafter

On July 31, 2000, Pilgrim Investments, Inc. notified Nicholas-Applegate Capital Management ("NACM") of its intention to terminate NACM as sub-advisor to the Worldwide Growth, International Core Growth and Emerging Countries effective September 30, 2000. October 1, 2000, ING Pilgrim Investments, Inc. began advising the Funds directly.

On November 3, 2000, ING Pilgrim Investments, Inc. notified HSBC Asset Management (America) Inc. and HSBC Asset Management (Hong Kong) Limited (collectively, HSBC) of its intention to terminate HSBC as sub-advisor to the Asia-Pacific Equity fund effective January 1, 2001. Beginning January 2, 2001, ING Pilgrim Investments, Inc. began advising the Fund directly.

On November 3, 2000, ING Pilgrim Investments, Inc. notified Troika Dialog Asset Management ("Troika") of its intention to terminate Troika as sub-advisor to the Troika Dialog Asset Management Fund effective January 1, 2001. Beginning January 2, 2001, ING Pilgrim Investments, Inc. began advising the Fund directly.

IPG (the "Administrator") serves as administrator to the Funds. International Value, International Global Communications, Global Information Technology, European Equity, Russia and Precious Metals Funds paid the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets. International Value also pays an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

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Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

NOTE 6 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                                 Class A   Class B   Class C   Class M   Class Q
                                 -------   -------   -------   -------   -------
Worldwide Growth                   0.35%     1.00%     1.00%      N/A      0.25%
International Value                0.30      1.00      1.00       N/A      0.25
International                      0.25      1.00      1.00       N/A      0.25
International Core Growth          0.35      1.00      1.00       N/A      0.25
International SmallCap Growth      0.35      1.00      1.00       N/A      0.25
Emerging Countries                 0.35      1.00      1.00       N/A      0.25
Global Communications              0.35      1.00      1.00       N/A       N/A
Global Information Technology      0.35      1.00      1.00       N/A       N/A
Asia-Pacific Equity                0.25      1.00       N/A      0.75%      N/A
European Equity                    0.35      1.00      1.00       N/A       N/A
Russia                             0.25       N/A       N/A       N/A       N/A
Precious Metals                    0.25       N/A       N/A       N/A       N/A

During the period ended April 30, 2001, the Distributor waived 0.10% of the Distribution fee for Global Communications Fund, Global Information Technology Fund and European Equity Fund for Class A only.

Prior to July 26, 2000, the former Lexington Funds had a Distribution Plan ("the Plan") which allowed payments to finance activities associated with the distribution of the Fund's shares. The Plan provided that the Fund paid distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets.

Fees paid to the Distributor by class during the six months ended April 30, 2001 are shown in the accompanying Statements of Operations.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the six months ended April 30, 2001, the Distributor earned the following amounts in sales charges:

                                    Class A     Class B     Class C     Class M
                                     Shares      Shares      Shares      Shares
                                    --------    --------    --------    --------
Initial Sales Charges               $267,299         N/A         N/A    $    261
Contingent deferred sales charges   $179,748    $      0    $321,054         N/A

In addition, each of the Funds has entered into a Service Agreement with IPG whereby IPG will act as Shareholder Service Agent for each Fund. The agreement provides that IPG will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services.

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Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

NOTE 7 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2001, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

                                                                  Accrued
                                 Accrued                        Shareholder
                               Investment        Accrued       Services and
                               Management    Administrative    Distribution
                                  Fees            Fees             Fees           Total
                               ----------       ---------       ----------      ----------
Worldwide Growth               $  389,854       $      --       $  265,590      $  655,444
International Value             1,938,636         193,863        1,217,637       3,350,136
International                      43,655           3,741           15,955          63,351
International Core Growth          50,187              --           42,789          92,976
International SmallCap Growth     430,456              --          225,108         655,564
Emerging Countries                139,829              --           48,660         188,489
Global Communications              26,548           2,624           35,801          64,973
Global Information Technology      64,507           6,019           33,803         104,329
Asia-Pacific Equity                17,127              --           19,922          37,049
European Equity                    23,991           2,073            8,122          34,186
Russia                             46,911              --            9,402          56,313
Precious Metals                    50,081           3,181           22,738          76,000

At April 30, 2001, Lion Connecticut Holdings, Inc., a wholly-owned indirect subsidiary of ING Groep N.V., held 7.7%, 11.8% and 82.9% of the shares outstanding of Global Communications, Global Information Technology and European Equity, respectively. At April 30, 2001, ING America Holdings, Inc., a wholly-owned indirect subsidiary of ING Groep N.V. held 40.7% of the shares outstanding of International. At April 30, 2001, one shareholder held 10.7% of the shares outstanding of Russia. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 8 -- TRANSFER AGENT FEES

Effective November 1, 2000, expenses associated with services of the transfer agent were allocated to each class of shares of the funds based on average daily net assets at the following annual rates:

                                Class A   Class B   Class C   Class M   Class Q
                                -------   -------   -------   -------   -------
Worldwide Growth                 0.210%    0.210%    0.210%      N/A     0.013%
International Value              0.084     0.084     0.084       N/A     0.012
International                    0.280     0.280     0.280       N/A     0.300
International Core Growth        0.260     0.260     0.260       N/A     0.022
International SmallCap Growth    0.210     0.210     0.210       N/A     0.013
Emerging Countries               0.270     0.270     0.270       N/A     0.014
Global Communications            0.190     0.190     0.190       N/A       N/A
Global Information Technology    0.160     0.160     0.160       N/A       N/A
Asia-Pacific Equity              0.250     0.250       N/A     0.250       N/A
European Equity                  0.170     0.170     0.170       N/A       N/A
Russia                           0.250       N/A       N/A       N/A       N/A
Precious Metals                  0.180       N/A       N/A       N/A       N/A

For the six months ended April 30, 2001, transfer agent fees and expenses were:

                                Class A    Class B    Class C   Class M   Class Q     Total
                                -------    -------    -------   -------   -------     -----
Worldwide Growth               $227,464   $113,189   $183,133   $    --   $ 2,160   $525,946
International Value             478,825    190,540    268,252        --     1,674    935,291
International                    32,520        797        680        --         5     34,002
International Core Growth        21,725     22,009     27,225        --     1,189     72,148
International SmallCap Growth   240,352    116,524    118,243        --     9,627    484,746
Emerging Countries               65,414     26,078     24,853        --     4,416    120,761
Global Communications            26,415     17,747      4,062        --        --     48,224
Global Information Technology    52,190     25,159      9,667        --        --     87,016
Asia-Pacific Equity               6,932      6,196         --     2,547        --     15,675
European Equity                  23,270      1,510        120        --        --     24,900
Russia                           47,537         --         --        --        --     47,537
Precious Metals                  40,102         --         --        --        --     40,102

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Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

NOTE 9 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                         Maximum Operating Expense Limit
                                     (as a percentage of average net assets)
                                 -----------------------------------------------
                                 Class A   Class B   Class C   Class M   Class Q
                                 -------   -------   -------   -------   -------
Worldwide Growth                  1.85%     2.50%     2.50%      N/A       1.60%
International Value                N/A       N/A       N/A       N/A        N/A
International                     2.75      3.50      3.50       N/A       2.75
International Core Growth         1.95      2.60      2.60       N/A       1.65
International SmallCap Growth     1.95      2.60      2.60       N/A       1.65
Emerging Countries                2.25      2.90      2.90       N/A       1.90
Global Communications(1)          1.70      2.45      2.45       N/A        N/A
Global Information Technology(2)  1.95      2.70      2.70       N/A        N/A
Asia-Pacific Equity               2.00      2.75       N/A      2.50%       N/A
European Equity(3)                1.90      2.65      2.65       N/A        N/A
Russia                            3.35      4.10       N/A       N/A        N/A
Precious Metals                   2.75       N/A       N/A       N/A        N/A

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

(1) Prior to March 1, 2001, the expense limitation rates for Class A, Class B and Class C were 1.53%, 2.18% and 2.18%, respectively.

(2) Prior to March 1, 2001, the expense limitation rates for Class A, Class B and Class C were 1.59%, 2.24% and 2.24%, respectively.

(3) Prior to March 1, 2001, the expense limitation rates for Class A, Class B and Class C were 1.62%, 2.27% and 2.27%, respectively.

NOTE 10 -- LINE OF CREDIT

Worldwide Growth, International Value, International, International Core Growth, International SmallCap Growth, Emerging Countries, Asia-Pacific Equity, Russia and Precious Metals, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the period ended April 30, 2001, the Funds did not have any loans outstanding.

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Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

NOTE 11 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                               Class A Shares
                                     ----------------------------------------------------------------
                                       Six Months      Four Months                      Three Months
                                         Ended            Ended         Year Ended          Ended
                                       April 30,       October 31,       June 30,         June 30,
                                          2001             2000            2000             1999
                                     -------------    -------------    -------------    -------------
Worldwide Growth Fund
 (Number of Shares)
Shares sold                              7,090,696        4,005,399       14,001,807        1,172,285
Shares issued in merger                  1,796,396               --               --               --
Shares issued as reinvestment of
 dividends                                 229,882               --          422,437               86
Shares redeemed                         (7,958,130)      (2,499,778)      (9,384,459)        (660,100)
                                     -------------    -------------    -------------    -------------
Net increase in shares outstanding       1,158,844        1,505,621        5,039,785          512,271
                                     =============    =============    =============    =============
Worldwide Growth Fund ($)
Shares sold                          $ 155,313,598    $ 116,318,819    $ 404,667,268    $  26,425,907
Shares issued in merger                 36,578,702               --               --               --
Shares issued as reinvestment of
 dividends                               5,578,642               --       10,797,545               --
Shares redeemed                       (171,397,696)     (73,218,592)    (273,872,546)     (14,957,153)
                                     -------------    -------------    -------------    -------------
Net increase                         $  26,073,246    $  43,100,227    $ 141,592,267    $  11,468,754
                                     =============    =============    =============    =============

                                                               Class B Shares
                                     ----------------------------------------------------------------
                                      Six Months       Four Months                      Three Months
                                         Ended            Ended         Year Ended         Ended
                                       April 30,       October 31,       June 30,         June 30,
                                         2001             2000             2000             1999
                                     -------------    -------------    -------------    -------------
Worldwide Growth Fund
 (Number of Shares)
Shares sold                                533,816          631,926        2,987,911          353,077
Shares issued in merger                    309,706               --               --               --
Shares issued as reinvestment of
 dividends                                 113,034               --          192,099               --
Shares redeemed                           (741,470)        (230,519)        (336,704)         (70,889)
                                     -------------    -------------    -------------    -------------
Net increase in shares outstanding         215,086          401,407        2,843,306          282,188
                                     =============    =============    =============    =============
Worldwide Growth Fund ($)
Shares sold                          $  13,794,222    $  20,649,472    $  95,993,252    $   9,019,106
Shares issued in merger                  7,048,872               --               --               --
Shares issued as reinvestment of
 dividends                               3,071,140               --        5,534,613               --
Shares redeemed                        (17,659,463)      (7,450,350)     (10,888,095)      (1,811,055)
                                     -------------    -------------    -------------    -------------
Net increase                         $   6,254,771    $  13,199,122    $  90,639,770    $   7,208,051
                                     =============    =============    =============    =============

                                                               Class C Shares
                                     ----------------------------------------------------------------
                                      Six Months       Four Months                      Three Months
                                         Ended            Ended         Year Ended         Ended
                                       April 30,       October 31,       June 30,         June 30,
                                         2001             2000             2000             1999
                                     -------------    -------------    -------------    -------------
Worldwide Growth Fund
 (Number of Shares)
Shares sold                              2,371,709        1,218,370        3,546,660          316,937
Shares issued in merger                    597,885               --               --               --
Shares issued as reinvestment of
 dividends                                 126,940               --          554,745               --
Shares redeemed                         (3,262,535)      (1,075,019)        (797,116)        (195,915)
                                     -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                              (166,001)         143,351        3,304,289          121,022
                                     =============    =============    =============    =============
Worldwide Growth Fund ($)
Shares sold                          $  51,473,588    $  34,976,677    $ 103,794,801    $   7,199,228
Shares issued in merger                 12,102,849               --               --               --
Shares issued as reinvestment of
 dividends                               3,066,876               --       14,207,022               --
Shares redeemed                        (69,309,722)     (31,067,826)     (22,853,219)      (4,443,951)
                                     -------------    -------------    -------------    -------------
Net increase (decrease)              $  (2,666,409)   $   3,908,851    $  95,148,604    $   2,755,277
                                     =============    =============    =============    =============

                                                               Class Q Shares
                                     ----------------------------------------------------------------
                                      Six Months       Four Months                      Three Months
                                         Ended            Ended         Year Ended          Ended
                                       April 30,       October 31,       June 30,         June 30,
                                         2001             2000             2000             1999
                                     -------------    -------------    -------------    -------------
Worldwide Growth Fund
 (Number of Shares)
Shares sold                                621,671          458,143        1,816,105          430,631
Shares issued in merger                         --               --               --               --
Shares issued as reinvestment of
 dividends                                  51,494               --           85,463               --
Shares redeemed                           (921,859)        (562,214)        (873,920)        (180,058)
                                     -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                              (248,694)        (104,071)       1,027,648          250,573
                                     =============    =============    =============    =============
Worldwide Growth Fund ($)
Shares sold                          $  15,305,039    $  15,506,281    $  60,334,275    $  11,187,418
Shares issued in merger                         --               --               --               --
Shares issued as reinvestment of
 dividends                               1,439,783               --        2,513,469               --
Shares redeemed                        (23,226,581)     (18,881,326)     (30,258,824)      (4,610,453)
                                     -------------    -------------    -------------    -------------
Net increase (decrease)              $  (6,481,759)   $  (3,375,045)   $  32,588,920    $   6,576,965
                                     =============    =============    =============    =============

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                 Class A Shares
                                              -----------------------------------------------------
                                                 Six Months
                                                   Ended            Year Ended         Year Ended
                                                 April 30,         October 31,        October 31,
                                                    2001               2000               1999
                                              ---------------    ---------------    ---------------
International Value Fund (Number of Shares)
Shares sold                                        65,331,976         83,175,007         37,389,180
Shares issued as reinvestment of dividends          6,119,480          1,328,930          1,139,195
Shares redeemed                                   (39,201,447)       (59,935,901)       (25,654,229)
                                              ---------------    ---------------    ---------------
Net increase in shares outstanding                 32,250,009         24,568,036         12,874,146
                                              ===============    ===============    ===============
International Value Fund ($)
Shares sold                                   $   983,908,355    $ 1,354,284,766    $   491,487,619
Shares issued as reinvestment of dividends         89,770,937         21,993,188         13,398,457
Shares redeemed                                  (585,162,059)      (975,073,293)      (331,576,463)
                                              ---------------    ---------------    ---------------
Net increase                                  $   488,517,233    $   401,204,661    $   173,309,613
                                              ===============    ===============    ===============

                                                                  Class B Shares
                                              -----------------------------------------------------
                                                Six Months
                                                   Ended            Year Ended         Year Ended
                                                 April 30,         October 31,        October 31,
                                                   2001                2000               1999
                                              ---------------    ---------------    ---------------
International Value Fund (Number of Shares)
Shares sold                                         6,130,779          9,796,492          8,274,008
Shares issued as reinvestment of dividends          2,432,469            622,312            520,861
Shares redeemed                                    (2,425,485)        (2,916,805)        (2,066,590)
                                              ---------------    ---------------    ---------------
Net increase in shares outstanding                  6,137,763          7,501,999          6,728,279
                                              ===============    ===============    ===============
International Value Fund ($)
Shares sold                                   $    90,078,012    $   157,186,306    $   111,215,626
Shares issued as reinvestment of dividends         35,344,304         10,213,421          6,044,049
Shares redeemed                                   (35,630,107)       (46,780,828)       (26,329,963)
                                              ---------------    ---------------    ---------------
Net increase                                  $    89,792,209    $   120,618,899    $    90,929,712
                                              ===============    ===============    ===============

                                                                  Class C Shares
                                              -----------------------------------------------------
                                                 Six Months
                                                   Ended            Year Ended         Year Ended
                                                 April 30,         October 31,        October 31,
                                                    2001               2000               1999
                                              ---------------    ---------------    ---------------
International Value Fund (Number of Shares)
Shares sold                                        13,856,844         19,178,129         12,104,834
Shares issued as reinvestment of dividends          3,490,628            732,571            515,060
Shares redeemed                                    (7,501,996)        (4,309,599)        (3,018,495)
                                              ---------------    ---------------    ---------------
Net increase in shares outstanding                  9,845,476         15,601,101          9,601,399
                                              ===============    ===============    ===============
International Value Fund ($)
Shares sold                                   $   203,242,905    $   307,905,636    $   162,419,735
Shares issued as reinvestment of dividends         50,603,358         11,999,531          5,974,729
Shares redeemed                                  (109,674,513)       (68,808,206)       (39,186,243)
                                              ---------------    ---------------    ---------------
Net increase                                  $   144,171,750    $   251,096,961    $   129,208,221
                                              ===============    ===============    ===============

                                                                  Class Q Shares
                                              -----------------------------------------------------
                                                 Six Months
                                                   Ended           Year Ended         Year Ended
                                                 April 30,         October 31,        October 31,
                                                    2001              2000               1999
                                              ---------------    ---------------    ---------------
International Value Fund (Number of Shares)
Shares sold                                           603,498          1,548,084            913,289
Shares issued as reinvestment of dividends            194,697                 --                 --
Shares redeemed                                      (169,859)           (56,473)            (1,321)
                                              ---------------    ---------------    ---------------
Net increase in shares outstanding                    628,336          1,491,611            911,968
                                              ===============    ===============    ===============
International Value Fund ($)
Shares sold                                   $     8,943,314    $    24,545,939    $    13,989,768
Shares issued as reinvestment of dividends          2,856,211                 --                 --
Shares redeemed                                    (2,487,225)          (943,654)           (21,126)
                                              ---------------    ---------------    ---------------
Net increase                                  $     9,312,300    $    23,602,285    $    13,968,642
                                              ===============    ===============    ===============

                                                                  Class A Shares
                                                --------------------------------------------------
                                                   Six Months       Ten Months          Year
                                                      Ended            Ended            Ended
                                                    April 30,       October 31,     December 31,
                                                      2001             2000             1999
                                                ---------------- ---------------- ----------------
International Fund (Number of Shares)
Shares sold                                         4,330,496          1,779,250            416,856
Shares issued in merger                             3,637,387                 --                 --
Shares issued as reinvestment of dividends            196,293             81,693            329,564
Shares redeemed                                    (5,687,685)        (1,009,539)          (933,028)
                                              ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding       2,476,491            851,404           (186,608)
                                              ===============    ===============    ===============
International Fund ($)
Shares sold                                   $    48,216,269    $    22,592,548    $     5,619,698
Shares issued in merger                            35,904,902                 --                 --
Shares issued as reinvestment of dividends          2,031,656          1,011,365          4,382,040
Shares redeemed                                   (56,263,071)       (13,336,314)       (12,165,686)
                                              ---------------    ---------------    ---------------
Net increase (decrease)                       $    29,889,756    $    10,267,599    $    (2,163,948)
                                              ===============    ===============    ===============

                                                      Class B Shares                Class C Shares         Class Q Shares
                                                --------------------------    --------------------------   --------------
                                                 Six Months      Period        Six Months      Period          Period
                                                   Ended          Ended          Ended          Ended           Ended
                                                 April 30,     October 31,     April 30,     October 31,      April 30,
                                                    2001         2000(1)          2001         2000(2)         2000(3)
                                                -----------    -----------    -----------    -----------     -----------
International Fund (Number of Shares)
Shares sold                                          88,686         17,961         41,391          7,588           1,840
Shares issued in merger                             238,867             --        161,005             --           1,110
Shares issued as reinvestment of dividends              270             --            733             --              --
Shares redeemed                                     (99,898)       (10,781)       (32,305)            --          (2,009)
                                                -----------    -----------    -----------    -----------     -----------
Net increase (decrease) in shares outstanding       227,925          7,180        170,824          7,588             941
                                                ===========    ===========    ===========    ===========     ===========
International Fund ($)
Shares sold                                     $ 1,253,446    $   206,897    $   648,966    $    88,184     $   102,537
Shares issued in merger                           2,348,731             --      1,582,478             --          10,953
Shares issued as reinvestment of dividends            2,787             --          7,572             --              --
Shares redeemed                                    (987,429)      (125,052)      (312,374)            --         (19,737)
                                                -----------    -----------    -----------    -----------     -----------
Net increase (decrease)                         $ 2,617,535    $    81,845    $ 1,926,642    $    88,184     $    93,753
                                                ===========    ===========    ===========    ===========     ===========

----------
(1)  Commenced operations on August 22, 2000.
(2)  Commenced operations on September 15, 2000.
(3)  Commenced operations on February 26, 2001.

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                             Class A Shares
                                     ----------------------------------------------------------------
                                      Six Months       Four Months         Year         Three Months
                                         Ended            Ended           Ended             Ended
                                       April 30,       October 31,       June 30,         June 30,
                                         2001             2000             2000             1999
                                     -------------    -------------    -------------    -------------
International Core Growth Fund
 (Number of Shares)
Shares sold                              5,039,758        1,609,319        5,045,863        1,699,541
Shares issued as reinvestment of
 dividends                                  51,993               --           33,304               --
Shares redeemed                         (5,376,958)      (1,446,511)      (4,770,319)      (2,264,636)
                                     -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                              (285,207)         162,808          308,848         (565,095)
                                     =============    =============    =============    =============
International Core Growth Fund ($)
Shares sold                          $  90,992,011    $  35,660,867    $ 121,096,575    $  30,866,314
Shares issued as reinvestment of
 dividends                                 985,770               --          740,357               --
Shares redeemed                        (97,866,778)     (32,390,856)    (114,696,068)     (41,080,307)
                                     -------------    -------------    -------------    -------------
Net increase (decrease)              $  (5,888,997)   $   3,270,011    $   7,140,864    $ (10,213,993)
                                     =============    =============    =============    =============

                                                             Class B Shares
                                     ----------------------------------------------------------------
                                       Six Months      Four Months         Year         Three Months
                                         Ended            Ended            Ended           Ended
                                       April 30,       October 31,       June 30,         June 30,
                                          2001             2000            2000             1999
                                     -------------    -------------    -------------    -------------
International Core Growth Fund
 (Number of Shares)
Shares sold                                168,938          177,101          458,137           47,812
Shares issued as reinvestment of
 dividends                                  49,923               --           30,801               --
Shares redeemed                           (218,217)        (165,362)        (215,896)         (33,706)
                                     -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                                   644           11,739          273,042           14,106
                                     =============    =============    =============    =============
International Core Growth Fund ($)
Shares sold                          $   3,123,367    $   4,037,626    $  11,335,788    $     888,899
Shares issued as reinvestment of
 dividends                                 949,044               --          689,313               --
Shares redeemed                         (4,027,002)      (3,765,765)      (5,138,991)        (610,199)
                                     -------------    -------------    -------------    -------------
Net increase (decrease)              $      45,409    $     271,861    $   6,886,110    $     278,700
                                     =============    =============    =============    =============

                                                              Class C Shares
                                     ----------------------------------------------------------------
                                       Six Months       Four Months         Year         Three Months
                                          Ended            Ended            Ended           Ended
                                        April 30,       October 31,       June 30,         June 30,
                                          2001             2000             2000             1999
                                     -------------    -------------    -------------    -------------
International Core Growth Fund
 (Number of Shares)
Shares sold                              4,690,679        1,025,108        1,618,402          113,784
Shares issued as reinvestment of
 dividends                                   4,491               --           33,214               --
Shares redeemed                         (4,844,305)        (925,675)      (1,158,306)         (69,740)
                                     -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                              (149,135)          99,433          493,310           44,044
                                     =============    =============    =============    =============
International Core Growth Fund ($)
Shares sold                          $  84,138,231    $  23,241,494    $  39,015,970    $   2,117,597
Shares issued as reinvestment of
 dividends                                 857,981               --          745,659               --
Shares redeemed                        (87,570,759)     (21,161,483)     (27,691,220)      (1,298,517)
                                     -------------    -------------    -------------    -------------
Net increase (decrease)              $  (2,574,547)   $   2,080,011    $  12,070,409    $     819,080
                                     =============    =============    =============    =============

                                                              Class Q Shares
                                     ----------------------------------------------------------------
                                       Six Months      Four Months         Year          Three Months
                                         Ended            Ended            Ended            Ended
                                       April 30,       October 31,       June 30,          June 30,
                                          2001             2000            2000              1999
                                     -------------    -------------    -------------    -------------
International Core Growth Fund
 (Number of Shares)
Shares sold                                103,526          165,852          780,577           93,649
Shares issued as reinvestment of
 dividends                                  44,970               --           24,738               --
Shares redeemed                           (272,908)        (193,498)        (615,038)        (228,977)
                                     -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                              (124,412)         (27,646)         190,277         (135,328)
                                     =============    =============    =============    =============
International Core Growth Fund ($)
Shares sold                          $   1,954,708    $   3,896,070    $  20,639,997    $   1,771,267
Shares issued as reinvestment of
 dividends                                 886,366               --          572,187               --
Shares redeemed                         (5,230,073)      (4,527,377)     (16,620,923)      (4,253,651)
                                     -------------    -------------    -------------    -------------
Net increase (decrease)              $  (2,388,999)   $    (631,307)   $   4,591,261    $  (2,482,384)
                                     =============    =============    =============    =============

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                             Class A Shares
                                     ----------------------------------------------------------------
                                      Six Months       Four Months         Year         Three Months
                                         Ended            Ended           Ended             Ended
                                       April 30,       October 31,       June 30,         June 30,
                                         2001             2000             2000             1999
                                     -------------    -------------    -------------    -------------
International SmallCap Growth Fund
 (Number of Shares)
Shares sold                             17,417,679        7,284,746       18,367,774        1,367,921
Shares issued as reinvestment
 of dividends                              433,341               --          169,910               --
Shares redeemed                        (17,877,248)      (6,508,231)     (13,311,135)        (997,179)
                                     -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                               (26,228)         776,515        5,226,549          370,742
                                     =============    =============    =============    =============
International SmallCap Growth
 Fund ($)
Shares sold                          $ 508,001,984    $ 281,224,096    $ 753,445,372    $  30,182,958
Shares issued as reinvestment
 of dividends                           13,864,436               --        5,544,302               --
Shares redeemed                       (524,963,440)    (252,360,434)    (552,362,495)     (22,024,759)
                                     -------------    -------------    -------------    -------------
Net increase (decrease)              $  (3,097,020)   $  28,863,662    $ 206,627,179    $   8,158,199
                                     =============    =============    =============    =============

                                                             Class B Shares
                                     ----------------------------------------------------------------
                                      Six Months       Four Months         Year         Three Months
                                         Ended            Ended           Ended             Ended
                                       April 30,       October 31,       June 30,         June 30,
                                         2001             2000             2000             1999
                                     -------------    -------------    -------------    -------------
International SmallCap Growth Fund
 (Number of Shares)
Shares sold                                748,191          647,440        2,668,131           98,528
Shares issued as reinvestment
 of dividends                              189,033               --           85,395               --
Shares redeemed                           (719,995)        (364,779)        (465,407)         (55,682)
                                     -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                               217,229          282,661        2,288,119           42,846
                                     =============    =============    =============    =============
International SmallCap Growth
 Fund ($)
Shares sold                          $  24,067,427    $  27,240,137    $ 110,600,703    $   2,333,350
Shares issued as reinvestment
 of dividends                            6,411,985               --        2,953,812               --
Shares redeemed                        (22,507,425)     (15,204,196)     (20,315,971)      (1,302,925)
                                     -------------    -------------    -------------    -------------
Net increase (decrease)              $   7,971,987    $  12,035,941    $  93,238,544    $   1,030,425
                                     =============    =============    =============    =============

                                                             Class C Shares
                                     ----------------------------------------------------------------
                                      Six Months       Four Months         Year         Three Months
                                         Ended            Ended           Ended             Ended
                                       April 30,       October 31,       June 30,         June 30,
                                         2001             2000             2000             1999
                                     -------------    -------------    -------------    -------------
International SmallCap Growth
 Fund (Number of Shares)
Shares sold                             2,210,407        1,025,749        4,361,314          146,271
Shares issued as reinvestment of
 dividends                                207,388               --           80,888               --
Shares redeemed                        (2,524,466)        (736,411)      (1,600,661)         (34,123)
                                    -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                             (106,671)         289,338        2,841,541          112,148
                                    =============    =============    =============    =============
International SmallCap Growth
 Fund ($)
Shares sold                         $  62,041,195    $  38,976,927    $ 174,228,168    $   3,168,229
Shares issued as reinvestment of
 dividends                              6,452,890               --        2,568,991               --
Shares redeemed                       (71,341,273)     (28,136,442)     (63,584,070)        (740,072)
                                    -------------    -------------    -------------    -------------
Net increase (decrease)             $  (2,847,188)   $  10,840,485    $ 113,213,089    $   2,428,157
                                    =============    =============    =============    =============

                                                             Class Q Shares
                                     ----------------------------------------------------------------
                                      Six Months       Four Months         Year         Three Months
                                         Ended            Ended           Ended             Ended
                                       April 30,       October 31,       June 30,         June 30,
                                         2001             2000             2000             1999
                                     -------------    -------------    -------------    -------------
International SmallCap Growth
 Fund (Number of Shares)
Shares sold                             3,820,777        2,318,401        6,375,425          529,877
Shares issued as reinvestment of
 dividends                                331,546               --          154,058               --
Shares redeemed                        (3,524,876)      (1,788,278)      (4,450,408)        (269,090)
                                    -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                              627,447          530,123        2,079,075          260,787
                                    =============    =============    =============    =============
International SmallCap Growth
 Fund ($)
Shares sold                         $ 119,541,361    $  95,855,054    $ 267,585,482    $  12,505,725
Shares issued as reinvestment of
 dividends                             11,232,791               --        4,781,312               --
Shares redeemed                      (109,861,495)     (75,048,798)    (196,319,048)      (6,328,290)
                                    -------------    -------------    -------------    -------------
Net increase (decrease)             $  20,912,657    $  20,806,256    $  76,047,746    $   6,177,435
                                    =============    =============    =============    =============

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                                            Class A Shares
                                    ----------------------------------------------------------------
                                     Six Months       Four Months         Year         Three Months
                                        Ended            Ended           Ended             Ended
                                      April 30,       October 31,       June 30,         June 30,
                                        2001             2000             2000             1999
                                    -------------    -------------    -------------    -------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                             4,427,587        2,018,292        7,123,710        1,064,600
Shares issued in merger                 5,116,118               --               --               --
Shares issued as reinvestment of
 dividends                                     --               --               --               --
Shares redeemed                        (5,599,435)      (2,106,144)      (6,583,130)      (1,382,928)
                                    -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                            3,944,270          (87,852)         540,580         (318,328)
                                    =============    =============    =============    =============
Emerging Countries Fund ($)
Shares sold                         $  84,495,797    $  37,136,028    $ 142,495,750    $  16,015,629
Shares issued in merger                71,829,257               --               --               --
Shares issued as reinvestment of
 dividends                                     --               --               --               --
Shares redeemed                       (85,537,913)     (39,399,667)    (131,430,829)     (20,693,691)
                                    -------------    -------------    -------------    -------------
Net increase (decrease)             $  70,787,141    $  (2,263,639)   $  11,064,921    $  (4,678,062)
                                    =============    =============    =============    =============

                                                          Class B Shares
                                    ---------------------------------------------------------
                                    Six Months     Four Months        Year       Three Months
                                      Ended           Ended          Ended          Ended
                                     April 30,     October 31,      June 30,       June 30,
                                       2001           2000            2000           1999
                                    -----------    -----------    -----------    ------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                              65,651         72,083        261,876         82,535
Shares issued in merger                 262,850             --             --             --
Shares issued as reinvestment of
 dividends                                   --             --             --             --
Shares redeemed                        (252,932)      (181,835)      (320,122)      (168,473)
                                    -----------    -----------    -----------    -----------
Net increase (decrease) in shares
 outstanding                             75,569       (109,752)       (58,246)       (85,938)
                                    ===========    ===========    ===========    ===========
Emerging Countries Fund ($)
Shares sold                         $ 2,031,535    $ 1,296,696    $ 5,287,628    $ 1,322,669
Shares issued in merger               3,700,055             --             --             --
Shares issued as reinvestment of
 dividends                                   --             --             --             --
Shares redeemed                      (3,790,493)    (3,310,448)    (6,237,718)    (2,572,889)
                                    -----------    -----------    -----------    -----------
Net increase (decrease)             $ 1,941,097    $(2,013,752)   $  (950,090)   $(1,250,220)
                                    ===========    ===========    ===========    ===========

                                                          Class C Shares
                                    ------------------------------------------------------------
                                     Six Months      Four Months        Year        Three Months
                                       Ended            Ended          Ended           Ended
                                      April 30,      October 31,      June 30,        June 30,
                                        2001            2000            2000            1999
                                    ------------    ------------    ------------    ------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                              529,222          80,835         395,139         116,572
Shares issued in merger                  286,653              --              --              --
Shares issued as reinvestment of
 dividends                                    --              --              --              --
Shares redeemed                         (767,105)       (174,804)       (363,300)        (99,525)
                                    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                              48,770         (93,969)         31,839          17,047
                                    ============    ============    ============    ============
Emerging Countries Fund ($)
Shares sold                         $  7,626,900    $  1,412,550    $  7,854,682    $  1,744,612
Shares issued in merger                3,875,431              --              --              --
Shares issued as reinvestment of
 dividends                                    --              --              --              --
Shares redeemed                      (10,642,535)     (3,092,478)     (6,755,539)     (1,481,896)
                                    ------------    ------------    ------------    ------------
Net increase (decrease)             $    859,796    $ (1,679,928)   $  1,099,143    $    262,716
                                    ============    ============    ============    ============

                                                          Class Q Shares
                                    ------------------------------------------------------------
                                     Six Months      Four Months        Year        Three Months
                                       Ended            Ended          Ended           Ended
                                      April 30,      October 31,      June 30,        June 30,
                                        2001            2000            2000            1999
                                    ------------    ------------    ------------    ------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                            1,521,308       1,364,617       4,383,749       1,208,239
Shares issued in merger                       --              --              --              --
Shares issued as reinvestment of
 dividends                                    --              --              --              --
Shares redeemed                       (3,509,898)     (1,825,785)     (3,235,471)       (459,541)
                                    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                          (1,988,590)       (461,168)      1,148,278         748,698
                                    ============    ============    ============    ============
Emerging Countries Fund ($)
Shares sold                         $ 23,450,765    $ 26,686,067    $ 94,747,678    $ 19,053,123
Shares issued in merger                       --              --              --              --
Shares issued as reinvestment of
 dividends                                    --              --              --              --
Shares redeemed                      (54,466,746)    (34,329,659)    (67,344,187)     (7,234,180)
                                    ------------    ------------    ------------    ------------
Net increase (decrease)             $(31,015,981)   $ (7,643,592)   $ 27,403,491    $ 11,818,943
                                    ============    ============    ============    ============

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                           Class A Shares                    Class B Shares
                                    ----------------------------    -------------------------------
                                     Six Months       Period         Six Months          Period
                                       Ended           Ended           Ended              Ended
                                      April 30,      October 31,      April 30,         October 31,
                                        2001           2000(1)          2001              2000(1)
                                    ------------    ------------    ------------       ------------
Global Communications Fund
 (Number of Shares)
Shares sold                            3,831,134       9,006,166         497,711 (3)      4,936,462
Shares issued as reinvestment
 of dividends                                 --              --              --                 --
Shares redeemed                       (6,247,050)     (1,413,239)       (932,339)          (667,032)
                                    ------------    ------------    ------------       ------------
Net increase (decrease) in shares
 outstanding                          (2,415,916)      7,592,927        (434,628)         4,269,430
                                    ============    ============    ============       ============
Global Communications Fund ($)
Shares sold                         $ 16,757,898    $ 86,861,183    $  3,561,179 (3)   $ 47,927,080
Shares issued as reinvestment
 of dividends                                 --              --              --                 --
Shares redeemed                      (29,386,005)    (11,731,420)     (4,459,826)        (5,583,505)
                                    ------------    ------------    ------------       ------------
Net increase (decrease)             $(12,628,107)   $ 75,129,763    $   (898,647)      $ 42,343,575
                                    ============    ============    ============       ============

                                           Class C Shares                   Class X Shares(2)
                                    ----------------------------    -------------------------------
                                     Six Months       Period          Period              Period
                                       Ended           Ended           Ended               Ended
                                      April 30,      October 31,      April 30,         October 31,
                                        2001           2000(1)          2001              2001(1)
                                    ------------    ------------    ------------       ------------
Global Communications Fund
 (Number of Shares)
Shares sold                               75,470       1,370,070             327            252,896
Shares issued as reinvestment
 of dividends                                 --              --              --                 --
Shares redeemed                         (209,045)       (326,514)       (237,608)(3)        (15,870)
                                    ------------    ------------    ------------       ------------
Net increase (decrease) in shares
 outstanding                            (133,575)      1,043,556        (237,281)           237,036
                                    ============    ============    ============       ============
Global Communications Fund ($)
Shares sold                         $    354,834    $ 13,221,011    $      2,361       $  2,305,393
Shares issued as reinvestment
 of dividends                                 --              --              --                 --
Shares redeemed                       (1,017,424)     (2,714,001)     (2,179,346)(3)       (130,909)
                                    ------------    ------------    ------------       ------------
Net increase (decrease)             $   (662,590)   $ 10,507,010    $ (2,176,985)      $  2,174,484
                                    ============    ============    ============       ============

----------
(1)  Fund commenced operations on March 1, 2000.
(2) Effective November 17, 2000, Class X shares are no longer being offered for sale.
(3) Amounts reflect 237,383 of Class X shares, valued at $2,177,790, that were converted into Class B shares on November 17, 2000.

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                                           Class A Shares
                                             --------------------------------------------
                                              Six Months         Year          Period
                                                Ended           Ended           Ended
                                               April 30,      October 31,     October 31,
                                                 2001            2000           1999(1)
                                             ------------    ------------    ------------
Global Information Technology Fund
 (Number of Shares)
Shares sold                                     4,049,168       3,430,072       3,191,651
Shares issued in merger                           614,620              --              --
Shares issued as reinvestment of dividends      1,734,108         115,782              --
Shares redeemed                                (5,948,681)     (2,613,877)        (38,396)
                                             ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                                      449,215         931,977       3,153,255
                                             ============    ============    ============
Global Information Technology Fund ($)
Shares sold                                  $ 59,254,898    $ 95,688,028    $ 34,340,200
Shares issued in merger                         5,497,157              --              --
Shares issued as reinvestment of dividends     27,711,067       2,671,739              --
Shares redeemed                               (77,546,444)    (77,708,627)       (542,965)
                                             ------------    ------------    ------------
Net increase (decrease)                      $(14,916,678)   $ 20,651,140    $ 33,797,235
                                             ============    ============    ============

                                                              Class B Shares
                                             -----------------------------------------------
                                              Six Months            Year          Period
                                                Ended              Ended           Ended
                                               April 30,         October 31,     October 31,
                                                 2001               2000           1999(1)
                                             ------------       ------------    ------------
Global Information Technology Fund
 (Number of Shares)
Shares sold                                       551,516(3)       1,321,762         349,185
Shares issued in merger                                --                 --              --
Shares issued as reinvestment of dividends        740,185             15,652              --
Shares redeemed                                  (413,502)          (242,629)         (4,369)
                                             ------------       ------------    ------------
Net increase (decrease) in shares
 outstanding                                      878,199          1,094,785         344,816
                                             ============       ============    ============
Global Information Technology Fund ($)
Shares sold                                  $  9,304,337(3)    $ 36,086,827    $  4,934,897
Shares issued in merger                                --                 --              --
Shares issued as reinvestment of dividends     11,620,904            369,198              --
Shares redeemed                                (5,030,742)        (6,737,097)        (61,977)
                                             ------------       ------------    ------------
Net increase (decrease)                      $ 15,894,499       $ 29,718,928    $  4,872,920
                                             ============       ============    ============

                                                              Class C Shares
                                             --------------------------------------------
                                              Six Months         Year          Period
                                                Ended           Ended           Ended
                                               April 30,      October 31,     October 31,
                                                 2001            2000           1999(1)
                                             ------------    ------------    ------------
Global Information Technology Fund
 (Number of Shares)
Shares sold                                       101,284         769,591         123,393
Shares issued in merger                                --              --              --
Shares issued as reinvestment of dividends        304,136           7,474              --
Shares redeemed                                  (242,190)       (196,294)         (2,008)
                                             ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                                      163,230         580,771         121,385
                                             ============    ============    ============
Global Information Technology Fund ($)
Shares sold                                  $  1,581,220    $ 20,725,083    $  1,826,104
Shares issued in merger                                --              --              --
Shares issued as reinvestment of dividends      4,768,852         166,554              --
Shares redeemed                                (3,239,659)     (5,276,898)        (27,703)
                                             ------------    ------------    ------------
Net increase (decrease)                      $  3,110,413    $ 15,614,739    $  1,798,401
                                             ============    ============    ============

                                                           Class X Shares(2)
                                             --------------------------------------------
                                             Six Months           Year         Period
                                               Ended             Ended          Ended
                                              April 30,        October 31,    October 31,
                                                2001              2000          1999(1)
                                             -----------       -----------    -----------
Global Information Technology Fund
 (Number of Shares)
Shares sold                                           --           210,415        153,449
Shares issued in merger                               --                --             --
Shares issued as reinvestment of dividends            --             5,015             --
Shares redeemed                                 (311,818)(3)       (50,855)        (6,206)
                                             -----------       -----------    -----------
Net increase (decrease) in shares
 outstanding                                    (311,818)          164,575        147,243
                                             ===========       ===========    ===========
Global Information Technology Fund ($)
Shares sold                                  $        --       $ 5,561,003    $ 2,009,012
Shares issued in merger                               --                --             --
Shares issued as reinvestment of dividends            --           118,224             --
Shares redeemed                               (6,163,815)(3)    (1,436,415)       (79,046)
                                             -----------       -----------    -----------
Net increase (decrease)                      $(6,163,815)      $ 4,242,812    $ 1,929,966
                                             ===========       ===========    ===========

----------
(1)  Fund commenced operations on December 15, 1998.
(2) Effective November 17, 2000, Class X Shares are no longer being offered for sale.
(3) Amounts reflect 310,202 of Class X Shares, valued at $6,120,851 that were converted into Class B shares on November 17, 2000.

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                                         Class A Shares
                                ----------------------------------------------------------------
                                 Six Months       Four Months         Year             Year
                                    Ended           Ended            Ended            Ended
                                  April 30,       October 31,       June 30,         June 30,
                                    2001             2000             2000             1999
                                -------------    -------------    -------------    -------------
Asia-Pacific Equity Fund
 (Number of Shares)
Shares sold                         4,514,253        2,793,903        9,625,972       25,333,718
Shares issued in merger             2,738,406               --               --               --
Shares issued as reinvestment
 of dividends                          22,377               --               --               --
Shares redeemed                    (6,839,565)      (2,717,440)     (10,000,540)     (25,985,521)
                                -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                   435,471           76,463         (374,568)        (651,803)
                                =============    =============    =============    =============
Asia-Pacific Equity Fund ($)
Shares sold                     $  30,057,416    $  17,553,287    $  71,934,635    $ 120,602,739
Shares issued in merger             2,738,406               --               --               --
Shares issued as reinvestment
 of dividends                         110,543               --               --               --
Shares redeemed                   (30,630,651)     (17,612,355)     (75,845,503)    (124,586,962)
                                -------------    -------------    -------------    -------------
Net increase (decrease)         $   2,275,714    $     (59,068)   $  (3,910,868)   $  (3,984,223)
                                =============    =============    =============    =============

                                                         Class B Shares
                                ----------------------------------------------------------------
                                 Six Months       Four Months         Year             Year
                                    Ended           Ended            Ended            Ended
                                  April 30,       October 31,       June 30,         June 30,
                                    2001             2000             2000             1999
                                -------------    -------------    -------------    -------------
Asia-Pacific Equity Fund
 (Number of Shares)
Shares sold                          362,745         286,379       2,243,981       2,652,841
Shares issued in merger                   --              --              --
Shares issued as reinvestment
 of dividends                         12,550              --              --              --
Shares redeemed                     (691,291)       (441,432)     (2,335,887)     (2,886,015)
                                ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                 (315,996)       (155,053)        (91,906)       (233,174)
                                ============    ============    ============    ============
Asia-Pacific Equity Fund ($)
Shares sold                     $  1,555,510    $  1,779,638    $ 16,295,675    $ 13,490,585
Shares issued in merger                   --              --              --              --
Shares issued as reinvestment
 of dividends                         60,115              --              --              --
Shares redeemed                   (3,079,730)     (2,748,440)    (17,125,978)    (14,427,377)
                                ------------    ------------    ------------    ------------
Net increase (decrease)         $ (1,464,105)   $   (968,802)   $   (830,303)   $   (936,792)
                                ============    ============    ============    ============

                                                         Class M Shares
                                ----------------------------------------------------------------
                                 Six Months       Four Months         Year             Year
                                    Ended           Ended            Ended            Ended
                                  April 30,       October 31,       June 30,         June 30,
                                    2001             2000             2000             1999
                                -------------    -------------    -------------    -------------
Asia-Pacific Equity Fund
 (Number of Shares)
Shares sold                        2,673,331          263,666        2,025,542          692,204
Shares issued in merger                   --               --               --               --
Shares issued as reinvestment
 of dividends                          7,605               --               --               --
Shares redeemed                   (2,366,775)        (237,827)      (2,226,145)        (927,629)
                                ------------     ------------     ------------     ------------
Net increase (decrease) in
 shares outstanding                  314,161           25,839         (200,603)        (235,425)
                                ============     ============     ============     ============
Asia-Pacific Equity Fund ($)
Shares sold                     $ 12,194,054     $  1,270,633     $ 15,526,895     $  3,734,225
Shares issued in merger                   --               --               --               --
Shares issued as reinvestment
 of dividends                         36,579               --               --               --
Shares redeemed                  (11,206,480)      (1,278,324)     (17,704,044)      (4,867,780)
                                ------------     ------------     ------------     ------------
Net increase (decrease)         $  1,024,153     $     (7,691)    $ (2,177,149)    $ (1,133,555)
                                ============     ============     ============     ============

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Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                                Class A Shares                                    Class B Shares
                                --------------------------------------------    -----------------------------------------------
                                 Six Months         Year          Period         Six Months            Year          Period
                                   Ended           Ended           Ended           Ended              Ended           Ended
                                 April 30,       October 31,     October 31,     April 30,          October 31,     October 31,
                                    2001            2000           1999(1)          2001               2000           1999(1)
                                ------------    ------------    ------------    ------------       ------------    ------------
European Equity Fund
 (Number of Shares)
Shares sold                        5,074,782       1,758,487       3,358,479          98,490(3)          50,379          78,820
Shares issued as reinvestment
 of dividends                        127,559          76,223              --           8,297              1,839              --
Shares redeemed                   (5,536,392)     (1,537,388)       (734,074)        (36,368)           (27,021)         (1,051)
                                ------------    ------------    ------------    ------------       ------------    ------------
Net increase (decrease) in
 shares outstanding                 (334,051)        297,322       2,624,405          70,419             25,197          77,769
                                ============    ============    ============    ============       ============    ============
European Equity Fund ($)
Shares sold                     $ 50,381,581    $ 20,170,939    $ 34,004,254    $  1,010,322(3)    $    529,521    $    826,835
Shares issued as reinvestment
 of dividends                      1,332,992         878,229              --          85,626             21,091              --
Shares redeemed                  (55,630,710)    (17,910,649)     (7,742,471)       (338,132)          (260,463)        (11,090)
                                ------------    ------------    ------------    ------------       ------------    ------------
Net increase (decrease)         $ (3,916,137)   $  3,138,519    $ 26,261,783    $    757,816       $    290,149    $    815,745
                                ============    ============    ============    ============       ============    ============

                                            Class C Shares                                Class X Shares(2)
                                 -------------------------------------      ------------------------------------------
                                 Six Months      Year         Period        Six Months          Year         Period
                                    Ended       Ended          Ended          Ended            Ended          Ended
                                  April 30,   October 31,   October 31,      April 30,       October 31,    October 31,
                                    2001         2000         1999(1)          2001             2000          1999(1)
                                 ----------   ----------    ----------      ----------       ----------     ----------
European Equity Fund
 (Number of Shares)
Shares sold                            431        15,141         5,439              --           16,513         65,838
Shares issued as reinvestment
 of dividends                          666           214            --              --            1,740             --
Shares redeemed                     (5,859)       (3,557)           --         (77,908)(3)       (5,259)          (924)
                                 ---------     ---------     ---------       ---------        ---------      ---------
Net increase (decrease) in
 shares outstanding                 (4,762)       11,798         5,439         (77,908)          12,994         64,914
                                 =========     =========     =========       =========        =========      =========
European Equity Fund ($)
Shares sold                      $   4,241     $ 177,212     $  56,964       $      --        $ 194,506      $ 681,711
Shares issued as reinvestment
 of dividends                        6,841         2,455            --              --           19,952             --
Shares redeemed                    (58,650)      (40,853)           --        (825,879)(3)      (60,448)        (9,842)
                                 ---------     ---------     ---------       ---------        ---------      ---------
Net increase (decrease)          $ (47,568)    $ 138,814     $  56,964       $(825,879)       $ 154,010      $ 671,869
                                 =========     =========     =========       =========        =========      =========

----------
(1)  Fund commenced operations on December 15, 1998.
(2) Effective November 17, 2000, Class X shares are no longer being offered for sale.
(3) Amounts reflect 77,838 of Class X shares, valued at $825,084, that were converted into Class B shares on November 17, 2000.

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                                               Class A Shares
                                                --------------------------------------------
                                                 Six Months      Ten Months        Year
                                                   Ended           Ended          Ended
                                                  April 30,      October 31,    December 31,
                                                    2001            2000           1999
                                                ------------    ------------    ------------
Russia Fund
 (Number of Shares)
Shares sold                                        1,093,407       6,948,006       9,870,288
Shares issued as reinvestment of dividends                --              --         146,380
Shares redeemed                                   (1,865,812)     (8,205,646)     (8,524,306)
                                                ------------    ------------    ------------
Net increase (decrease) in shares outstanding       (772,405)     (1,257,640)      1,492,362
                                                ============    ============    ============
Russia Fund ($)
Shares sold                                     $  7,420,399    $ 54,557,755    $ 43,183,175
Shares issued as reinvestment of dividends                --              --         554,533
Redemption fee proceeds                                   --         390,342         167,637
Shares redeemed                                  (11,840,963)    (63,131,621)    (36,262,949)
                                                ------------    ------------    ------------
Net increase (decrease)                         $ (4,420,564)   $ (8,183,524)   $  7,642,396
                                                ============    ============    ============

                                                               Class A Shares
                                                --------------------------------------------
                                                 Six Months      Ten Months        Year
                                                   Ended           Ended          Ended
                                                  April 30,      October 31,    December 31,
                                                    2001            2000           1999
                                                ------------    ------------    ------------
Precious Metals Fund
 (Number of Shares)
Shares sold                                        2,088,048       5,296,727      10,050,258
Shares issued in merger                            5,620,303              --              --
Shares issued as reinvestment of dividends            24,110           5,467       6,190,600
Shares redeemed                                   (3,960,604)     (9,603,010)    (10,982,141)
                                                ------------    ------------    ------------
Net increase (decrease) in shares outstanding      3,771,857      (4,300,816)      5,258,717
                                                ============    ============    ============
Precious Metals Fund ($)
Shares sold                                     $ 12,135,554    $ 15,323,872    $ 31,794,471
Shares issued in merger                           14,557,739              --              --
Shares issued as reinvestment of dividends            54,488          13,994      17,841,616
Shares redeemed                                   (9,657,515)    (27,268,213)    (34,746,635)
                                                ------------    ------------    ------------
Net increase (decrease)                         $ 17,090,266    $(11,930,347)   $ 14,889,452
                                                ============    ============    ============

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

NOTE 12 -- CHANGE IN FUND'S YEAR-END

Effective October 31, 2000 Worldwide Growth, International Core Growth, International SmallCap Growth, Emerging Countries and Asia-Pacific Equity changed their fiscal year-end from June 30 to October 31. Effective October 31, 2000, International, Russia, and Precious Metals changed their fiscal year-end from December 31 to October 31. This change was done to facilitate the administration of the Funds.

NOTE 13 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund's Board of Directors, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of the Fund's net assets, at market value, at time of purchase.


                                                                     Initial                         Percent
                                                                   Acquisition                        of Net
Fund                       Security                    Shares         Date            Value           Assets
----                       --------                    ------         ----            -----           ------
Asia-Pacific     Asia World Online                     124,700       12/15/99       $   48,175         0.27%
                                                                                    ==========         ====
Russia           Aviastar                           65,000,000       06/25/97           42,193         0.09%
                 Bashinformsvyaz                     6,831,400       06/09/97          259,593         0.53%
                 Electrosvyaz of Rostov Region           1,100       03/29/00          148,500         0.30%
                 Gostiny Dvor                            7,000       10/06/97              119         0.00%
                 Novosibirsk Region Electrosv          185,102       04/29/97          323,929         0.67%
                 Rosneftegazstroy ADR                   53,845       08/31/00           34,396         0.07%
                 Samson                                 23,800       07/09/97            5,636         0.01%
                 Slavneft-Megionneftegaz               145,982       04/06/00          321,160         0.66%
                 Taganrog Metallurgical Plant           46,000       07/10/97           75,971         0.16%
                 Transneft                               1,800       07/27/97          279,000         0.57%
                 Tyumentelecom Pfd                     279,099       02/06/97           86,521         0.18%
                 Udmurtneft                              4,000       02/25/97          102,000         0.21%
                                                                                    ----------         ----
                                                                                    $1,679,018         3.45%
                                                                                    ==========         ====

NOTE 14 -- REORGANIZATIONS

On February 23, 2001, March 23, 2001 and April 27, 2001, certain Funds, as listed below (each an :"Acquiring Fund"), acquired the assets and certain liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 11 -- Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                                       Acquired Fund
                                                                   Total net          Total net         Unrealized
                                                                   assets of          assets of        appreciation/
       Acquiring                         Acquired                Acquired Fund     Acquiring Fund      (depreciation)
         Fund                             Fund                      (000's)            (000's)            (000's)
         ----                             ----                      -------            -------            -------
Worldwide Growth                  Global Corporate Leaders           $10,838           $489,351          $   1,710
                                  Global Brand Names                  44,892            489,351             (1,860)
International                     International Equity                39,847             16,254             (6,927)
Emerging Countries                Emerging Markets Value              10,380            121,887             (1,352)
                                  Emerging Markets Equity              6,473            134,612             (1,893)
                                  Worldwide Emerging Markets          62,552            121,887            (15,060)
Global Information Technology     Global Technology                    5,497             63,045             (7,103)
Asia-Pacific Equity               SmallCap Asia Growth                 2,738             11,985             (1,237)
Precious Metals                   Silver                              14,558             41,263             (7,171)

The net assets of Worldwide Growth, International, Emerging Countries, Global Information Technology, Asia-Pacific Equity and Precious Metals after the acquisitions were approximately $545,081,000, $56,101,000, $194,819,000,
$68,542,000, $14,723,000 and $55,821,000, respectively.

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

NOTE 15 -- FOREIGN TAXES WITHHELD

For the periods indicated below the Funds had foreign taxes withheld which have been deducted from dividend income:

                                   Six Months            Periods
                                     Ended                Ended
                                    April 30,           October 31,
                                      2001                 2000
                                   ----------           ----------
Worldwide Growth                   $  175,884         $  100,499 (1)
International Value                 3,036,129          5,170,145 (2)
International                          34,915             39,256 (3)
International Core Growth              38,869                --  (1)
International SmallCap Growth         492,681            101,407 (1)
Emerging Countries                    160,763             56,592 (1)
Global Communications                   3,868              8,276 (2)
Global Information Technology           1,813              4,239 (2)
Asia-Pacific Equity                    16,567             15,944 (1)
European Equity                        27,768             65,374 (2)
Russia                                 14,147              7,123 (3)
Precious Metals                         9,980             31,502 (3)

----------
(1) For the period July 1, 2000 thru October 31, 2000 (2) For the year ended October 31, 2000 (3) For the period January 1, 2000 thru October 31, 2000

Pilgrim
Worldwide
Growth Fund

            PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----

COMMON STOCK: 91.53%

                   AUSTRALIA: 0.31%
    530,000        Foster's Brewing Group Ltd.                     $  1,332,971
     21,800        News Corporation Ltd.                                207,145
                                                                   ------------
                   Total Australia                                    1,540,116
                                                                   ------------
                   BELGIUM: 0.46%
     88,300        Fortis (B)                                         2,271,981
                                                                   ------------
                   Total Belgium                                      2,271,981
                                                                   ------------
                   BRAZIL: 1.08%
    174,800        Tele Norte Leste Participacoes SA ADR              3,055,504
     19,300        Telecomunicacoes Brasileiras SA ADR                  988,932
     54,900        Unibanco -- Uniao de Bancos Brasileiros GDR        1,320,345
                                                                   ------------
                   Total Brazil                                       5,364,781
                                                                   ------------
                   CANADA: 2.23%
     56,000        Alberta Energy Co. Ltd.                            2,754,427
    116,000   @    Anderson Exploration Ltd.                          2,643,229
     28,500   @    C-Mac Industries, Inc.                               920,550
    125,400        Nortel Networks Corp.                              1,918,620
    280,000        Placer Dome, Inc.                                  2,833,600
                                                                   ------------
                   Total Canada                                      11,070,426
                                                                   ------------
                   CHINA: 0.48%
 10,700,000        PetroChina Co. Ltd.                                2,291,191
      5,000        PetroChina Co. Ltd. ADR                              107,750
                                                                   ------------
                   Total China                                        2,398,941
                                                                   ------------
                   DENMARK: 0.42%
     55,000        Novo-Nordisk A/S                                   2,091,851
                                                                   ------------
                   Total Denmark                                      2,091,851
                                                                   ------------
                   FINLAND: 0.54%
     34,120        Nokia OYJ                                          1,129,182
    140,000        Sonera OYJ                                         1,548,961
                                                                   ------------
                   Total Finland                                      2,678,143
                                                                   ------------

                   FRANCE: 5.58%
     44,100        Aventis SA                                      $  3,415,851
     20,730        Axa                                                2,446,228
        820        Cap Gemini SA                                        118,517
     34,800        France Telecom                                     2,531,857
    105,100   @    Infogrames Entertainment                           2,190,442
     30,390        L'Oreal                                            2,212,358
     18,500        Louis Vuitton Moet Hennessy                        1,142,423
    277,400   @    Orange SA                                          2,923,943
     59,133        Sodexho Alliance SA                                2,911,849
     21,370        TotalFinaElf SA                                    3,185,370
     31,000        Valeo SA                                           1,430,247
     45,713        Vivendi Universal                                  3,165,619
                                                                   ------------
                   Total France                                      27,674,704
                                                                   ------------
                   GERMANY: 2.84%
      9,800        Adidas-Salomon AG                                    594,655
     14,700        Allianz AG                                         4,232,316
      1,711        DaimlerChrysler AG                                    85,681
     65,854        Deutsche Bank AG                                   5,375,465
     52,800        E.ON AG                                            2,658,556
     22,800        Volkswagen AG                                      1,132,841
                                                                   ------------
                   Total Germany                                     14,079,514
                                                                   ------------
                   HONG KONG: 2.83%
    476,000        Cheung Kong Holdings                               5,294,653
    108,900   @    China Mobile Hong Kong Ltd. ADR                    2,757,348
  1,372,000        Hong Kong Exchanges and Clearing Ltd.              2,462,880
    325,800        Hutchison Whampoa                                  3,498,622
                                                                   ------------
                   Total Hong Kong                                   14,013,503
                                                                   ------------
                   IRELAND: 0.88%
     32,450   @    Elan Corp. PLC ADR                                 1,627,368
    258,945   @    Ryanair Holdings PLC                               2,715,633
                                                                   ------------
                   Total Ireland                                      4,343,001
                                                                   ------------
                   ISRAEL: 1.25%
     64,250   @    Check Point Software Technologies                  4,030,403
     40,250        Teva Pharmaceutical Industries ADR                 2,191,613
                                                                   ------------
                   Total Israel                                       6,222,016
                                                                   ------------
                   ITALY: 0.39%
    199,400        Edison SPA                                         1,926,633
                                                                   ------------
                   Total Italy                                        1,926,633
                                                                   ------------
                   JAPAN: 8.47%
     21,000        Canon, Inc.                                     $    824,263
     98,000        Dai Nippon Printing Co. Ltd.                       1,331,623
     40,600        Fanuc Ltd.                                         2,270,433
     13,000        Fuji Photo Film Co. Ltd.                             523,935
     28,000        Honda Motor Co. Ltd.                               1,126,209
     31,000        Hoya Corp.                                         2,032,129
      5,000        Ito-Yokado Co. Ltd.                                  278,801
     85,000        Marui Co. Ltd.                                     1,148,100
    120,000        Matsushita Electric Industrial Co. Ltd.            2,000,566
        292   @    Mitsubishi Tokyo Finance Group, Inc.               2,977,542
    185,000        Mitsui Fudosan Co. Ltd.                            1,834,055
    795,000        Nippon Steel Corp.                                 1,466,920
        160        Nippon Telegraph & Telephone Corp.                 1,016,469
    322,000        Nomura Securities Co. Ltd.                         6,801,440
         89        NTT Docomo, Inc.                                   1,829,482
     23,300        Otsuka Kagu Ltd.                                   1,678,226
    104,000        Pioneer Corp.                                      3,105,734
    140,000        Sekisui House Ltd.                                 1,204,386
     67,100        Sony Corp.                                         5,017,634
     42,800        Tokyo Electron Ltd.                                3,117,388
     13,200        Toyota Motor Corp.                                   439,056
                                                                   ------------
                   Total Japan                                       42,024,391
                                                                   ------------
                   MEXICO: 0.43%
  1,140,000        Grupo Financiero Banamex Accival SA                2,134,730
                                                                   ------------
                   Total Mexico                                       2,134,730
                                                                   ------------
                   NETHERLANDS: 3.04%
      3,100        Aegon NV                                             103,418
     59,925   @    ASM Lithography Holding NV                         1,584,420
    239,600   @    ASM Lithography Holding NV ADR                     6,485,972
     13,000        Gucci Group NV ADR                                 1,183,650
     45,000        Heineken NV                                        2,333,689
     56,800        Royal Dutch Petroleum Co.                          3,396,677
                                                                   ------------
                   Total Netherlands                                 15,087,826
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----

                   SINGAPORE: 1.14%
    210,800   @    Flextronics Intl. Ltd.                          $  5,668,412
                                                                   ------------
                   Total Singapore                                    5,668,412
                                                                   ------------
                   SOUTH KOREA: 0.23%
     64,720        Korea Electric Power Corp.                         1,117,980
                                                                   ------------
                   Total South Korea                                  1,117,980
                                                                   ------------
                   SPAIN: 1.32%
    183,000        Altadis SA                                         2,273,135
    130,300   @    Sogecable SA                                       2,936,460
     76,300   @    Telefonica SA                                      1,291,662
        521   @    Telefonica SA ADR                                     26,185
                                                                   ------------
                   Total Spain                                        6,527,442
                                                                   ------------
                   SWEDEN: 1.02%
    220,100        Europolitan Holdings AB                            1,716,849
    348,200        Swedish Match AB                                   1,524,393
    131,000        Telefonaktiebolaget LM Ericsson                      842,330
    152,000        Telefonaktiebolaget LM Ericsson ADR                  978,159
                                                                   ------------
                   Total Sweden                                       5,061,731
                                                                   ------------
                   SWITZERLAND: 2.96%
      1,017        Nestle SA                                          2,105,694
      2,007        Novartis                                           3,118,928
        613   @    Roche Holding AG                                   4,402,675
        264   @    Syngenta AG                                           13,376
     18,920        UBS AG                                             2,879,142
      6,100        Zurich Financial Services AG                       2,169,467
                                                                   ------------
                   Total Switzerland                                 14,689,282
                                                                   ------------
                   THAILAND: 0.28%
    467,000   @    Siam City Cement                                   1,411,741
                                                                   ------------
                   Total Thailand                                     1,411,741
                                                                   ------------

                   UNITED KINGDOM: 8.68%
    214,300        BAA PLC                                         $  1,882,256
     89,200        Barclays PLC                                       2,871,015
     32,200        BP PLC                                               288,809
    191,900   @    British SKY Broadcasting PLC                       2,401,989
     17,800        British Telecommunications PLC                       142,083
    171,300        Cable & Wireless PLC                               1,258,305
    458,752        Cadbury Schweppes PLC                              2,828,416
    410,400        Capita Group PLC                                   2,903,098
  3,541,900        Corus Group PLC                                    3,622,683
    220,314        Diageo PLC                                         2,316,421
    287,600   @    Energis PLC                                        1,497,540
    268,000        HSBC Holdings PLC                                  3,401,975
    168,600        Marconi PLC                                          987,642
    137,800        Pizzaexpress PLC                                   1,636,929
    119,800        Provident Financial PLC                            1,379,560
     88,500        Reckitt Benckiser PLC                              1,207,124
    283,100        Reed International PLC                             2,806,475
     87,600        Rio Tinto PLC                                      1,774,416
    122,325        Royal Bank of Scotland Group PLC                   2,833,023
  1,649,930        Vodafone Group PLC                                 5,009,579
                                                                   ------------
                   Total United Kingdom                              43,049,338
                                                                   ------------
                   UNITED STATES: 44.67%
     10,800        Alcoa, Inc.                                          447,120
     94,400   @    AOL Time Warner, Inc.                              4,767,200
    109,200   @    Applied Materials, Inc.                            5,962,320
    168,800        Baker Hughes, Inc.                                 6,632,152
     50,700        Bank of America Corp.                              2,839,200
     34,900        Baxter Intl., Inc.                                 3,181,135
    104,500   @    BEA Systems, Inc.                                  4,268,825
     44,300        Boeing Co.                                         2,737,740
     85,800   @    Calpine Corp.                                      4,889,742
    146,800   @    CIENA Corp.                                        8,082,808
      8,066        Citigroup, Inc.                                      396,444
     95,500   @    Comcast Corp.                                      4,193,405
    174,800        Computer Associates Intl., Inc.                    5,626,812
     99,200   @    Comverse Technology, Inc.                          6,795,200
    226,000   @    Dell Computer Corp.                                5,941,540
    154,160        Disney (Walt) Co.                                  4,663,340
     36,700        EL Paso Corp.                                      2,524,960
     36,300        Electronic Data Systems Corp.                      2,341,350
    171,900   @    EMC Corp.-Mass.                                    6,807,240
      3,200        Exxon Mobil Corp.                                    283,520
     52,600        Fannie Mae                                      $  4,221,676
    146,800        First Union Corp.                                  4,399,596
     37,000        Ford Motor Co.                                     1,090,760
     66,700        Freddie Mac                                        4,388,860
    256,100        The Gap, Inc.                                      7,096,531
     55,400   @    Gemstar-TV Guide Intl., Inc.                       2,300,208
      6,600        General Electric Co.                                 320,298
    141,700        HCA -- The Healthcare Co.                          5,483,790
    104,900        Home Depot, Inc.                                   4,940,790
     78,300        Intel Corp.                                        2,420,253
     81,100        International Business Machines Corp.              9,337,854
    183,400   @    Intuit, Inc.                                       5,876,136
     18,900        Johnson & Johnson                                  1,823,472
    136,500   @    Juniper Networks, Inc.                             8,057,595
     77,900   @    Lam Research Corp.                                 2,305,840
    110,800        Lucent Technologies, Inc.                          1,109,108
     76,800   @    Maxim Integrated Products                          3,924,480
     64,000        McDonald's Corp.                                   1,760,000
     82,100        McKesson HBOC, Inc.                                2,531,964
    169,700   @    Micron Technology, Inc.                            7,700,986
    161,100   @    Microsoft Corp.                                   10,914,525
      6,100        Morgan Stanley Dean Witter & Co.                     383,019
     39,400   @    National Semiconductor Corp.                       1,134,720
     29,000        Northrop Grumman Corp.                             2,617,250
     64,700   @    Novellus Systems, Inc.                             3,568,205
     68,000   @    Oracle Corp.                                       1,098,880
     10,400        Philip Morris Companies, Inc.                        521,144
      1,600        Schlumberger Ltd.                                    106,080
     70,100   @    Siebel Systems, Inc.                               3,195,158
    111,900        Target Corp.                                       4,302,555
    105,300        Texas Instruments, Inc.                            4,075,110
    151,300        Transocean Sedco Forex, Inc.                       8,212,564
    101,050   @    Tycom Ltd.                                         1,464,215
    167,700   @    USA Networks, Inc.                                 4,200,885
     80,600   @    Veritas Software Corp.                             4,804,566
      5,800        Wal-Mart Stores, Inc.                                300,092
     87,009   @    Williams Communications Group                        393,281
    105,800        Williams Cos., Inc.                                4,461,586
     28,000        Wrigley (WM.) JR Co.                               1,352,680
                                                                   ------------
                   Total United States                              221,578,765
                                                                   ------------
                   Total Common Stock
                    (Cost $464,798,467)                             454,027,248
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----

PREFERRED STOCK: 1.31%

                   GERMANY
     37,659        Henkel KGaA                                     $  2,372,319
     64,300        Prosieben SAT.1 Media AG                           1,143,856
     49,900        Rhoen Klinikum AG                                  2,798,103
      1,200        SAP AG                                               191,114
                                                                   ------------
                   Total Germany                                      6,505,392
                                                                   ------------
                   Total Preferred Stock
                    (Cost $6,662,410)                                 6,505,392
                                                                   ------------
                   Total Long-Term Investments
                    (Cost $471,460,877)                             460,532,640
                                                                   ------------

Principal
  Amount                                                               Value
  ------                                                               -----

SHORT-TERM INVESTMENTS: 7.20%

                   Government Obligations: 7.20%
$14,200,000        Federal National Mortgage Association Notes,
                    4.500%, due 05/01/01                           $ 14,197,239
 21,500,000        U.S. Treasury Bills, 4.140%, due 05/03/01         21,500,000
                                                                   ------------
                                                                     35,697,239
                                                                   ------------
                   Total Short-Term Investments
                    (Cost $35,697,239)                               35,697,239
                                                                   ------------
                   Total Investments in Securities
                    (Cost $ 507,158,116)*                100.04%   $496,229,879
                   Other Assets and Liabilities-Net       -0.04%       (202,321)
                                                         ------    ------------
                   Net Assets                            100.00%   $496,027,558
                                                         ======    ============

@    Non-income producing security
ADR  American Depostiory Receipt
GDR  Global Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                   $ 24,555,086
                   Gross Unrealized Depreciation                    (35,483,323)
                                                                   ------------
                         Net Unrealized Depreciation               $(10,928,237)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                            Net Assets
--------                                                            ----------
Aerospace/Defense                                                       1.08%
Agriculture                                                             0.87%
Airlines                                                                0.55%
Apparel                                                                 0.36%
Auto Manufacturers                                                      0.78%
Auto Parts & Equipment                                                  0.29%
Banks                                                                   5.83%
Beverages                                                               0.97%
Brewery                                                                 0.47%
Building Materials                                                      0.28%
Chemicals                                                               0.00%
Commercial Services                                                     1.36%
Computers                                                               5.92%
Cosmetics/Personal Care                                                 0.45%
Diversified Finanancial Services                                        4.93%
Electric                                                                2.13%
Electronics                                                             1.78%
Engineering & Construction                                              0.38%
Food                                                                    1.85%
Healthcare -- Products                                                  1.42%
Healthcare -- Services                                                  1.67%
Holding Companies -- Diversified                                        0.70%
Home Builders                                                           0.24%
Home Furnishings                                                        2.04%
Household Products/Wares                                                0.72%
Insurance                                                               1.80%
Internet                                                                0.81%
Iron/Steel                                                              1.03%
Media                                                                   6.61%
Medical Drugs                                                           1.52%
Mining                                                                  1.02%
Miscellaneous Manufacturing                                             0.17%
Office/Business Equip                                                   0.17%
Oil & Gas                                                               6.03%
Pharmaceuticals                                                         1.88%
Pipelines                                                               1.41%
Real Estate                                                             1.44%
Retail                                                                  4.67%
Semiconductors                                                          8.52%
Software                                                                6.72%
Telecommunications                                                     11.97%
Short-Term Investments                                                  7.20%
Other Assets and Liabilities, Net                                      -0.04%
                                                                      ------
Net Assets                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Value Fund

            PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----

COMMON STOCK: 96.19%

                   BERMUDA: 0.87%
 17,970,585        First Pacific Co.                             $    4,124,548
  3,021,555        Jardine Matheson Holdings Ltd.                    17,525,019
                                                                 --------------
                   Total Bermuda                                     21,649,567
                                                                 --------------
                   BRAZIL: 6.32%
  4,802,400        Banco Bradesco SA ADR                             27,181,584
  3,958,900        Centrais Eletricas Brasileiras SA ADR             33,639,961
  1,224,200        Companhia de Bebidas das Americas ADR             29,870,480
  1,472,300        Petroleo Brasileiro SA ADR                        35,744,647
    532,786        Tele Norte Leste Participacoes SA ADR              9,313,099
    420,700        Telecomunicacoes Brasileiras SA ADR               21,556,668
                                                                 --------------
                   Total Brazil                                     157,306,439
                                                                 --------------
                   CHINA: 0.95%
110,680,000        PetroChina Company Ltd.                           23,699,910
                                                                 --------------
                   Total China                                       23,699,910
                                                                 --------------
                   DENMARK: 1.83%
  2,821,800        Danske Bank A/S                                   45,444,744
                                                                 --------------
                   Total Denmark                                     45,444,744
                                                                 --------------
                   FRANCE: 7.63%
  1,628,500        Alcatel SA                                        53,027,342
  1,485,000        Alstom                                            42,820,905
    225,800        Eridania Beghin-Say                               18,721,872
  1,463,100        Michelin (C.G.D.E.)                               48,563,250
    179,492        TotalFinaElf SA                                   26,754,720
                                                                 --------------
                   Total France                                     189,888,089
                                                                 --------------
                   GERMANY: 6.33%
    805,500        BASF AG                                           34,647,682
  1,066,968        Bayerische Motoren Werke AG                       35,405,361
  1,438,300        Deutsche Telekom                                  37,263,046
    999,588        E.ON AG                                           50,330,695
                                                                 --------------
                   Total Germany                                    157,646,784
                                                                 --------------
                   HONG KONG: 1.36%
  6,146,000        Swire Pacific Ltd.                                33,886,139
                                                                 --------------
                   Total Hong Kong                                   33,886,139
                                                                 --------------
                   IRELAND: 2.57%
  2,012,800        Allied Irish Banks PLC                            22,144,625
  4,322,900        Bank of Ireland                                   41,768,521
                                                                 --------------
                   Total Ireland                                     63,913,146
                                                                 --------------
                   ITALY: 3.25%
  6,711,300        ENI-Ente Nazionale Idrocarburi S.p.A.        $    45,969,521
  3,129,200        Telecom Italia S.p.A.                             34,788,077
                                                                 --------------
                   Total Italy                                       80,757,598
                                                                 --------------
                   JAPAN: 18.61%
    654,000        Daiichi Pharmaceutical Co. Ltd.                   14,237,527
  3,937,000        Daiwa House Industry Co. Ltd.                     31,670,602
  1,878,900        Hitachi Ltd.                                      18,216,503
      6,910        Japan Tobacco, Inc.                               46,135,636
  9,584,000        Komatsu Ltd.                                      54,293,691
  2,798,000        Matsushita Electric Industrial Co. Ltd.           46,646,542
 10,636,000        Mitsubishi Heavy Industries Ltd.                  43,468,457
      3,773   @    Mitsubishi Tokyo Finance Group, Inc.              38,473,515
  7,603,000        Nippon Mitsubishi Oil Corp.                       44,240,334
      7,189        Nippon Telegraph & Telephone Corp.                45,671,225
  3,327,600        Sumitomo Mitsui Banking Corp.                     31,077,169
  4,674,400        Tokio Marine & Fire Insurance                     49,178,326
                                                                 --------------
                   Total Japan                                      463,309,527
                                                                 --------------
                   MEXICO: 3.17%
    986,060        America Movil SA de CV ADR                        18,143,504
  1,756,160        Telefonos de Mexico SA ADR                        60,763,136
                                                                 --------------
                   Total Mexico                                      78,906,640
                                                                 --------------
                   NETHERLANDS: 0.55%
    328,000        Akzo Nobel NV                                     13,663,296
                                                                 --------------
                   Total Netherlands                                 13,663,296
                                                                 --------------
                   NEW ZEALAND: 2.06%
 19,047,466        Telecom Corp. of New Zealand Ltd.                 51,393,808
                                                                 --------------
                   Total New Zealand                                 51,393,808
                                                                 --------------
                   PORTUGAL: 1.44%
  3,684,816        Portugal Telecom SGPS SA                          35,766,723
                                                                 --------------
                   Total Portugal                                    35,766,723
                                                                 --------------
                   SINGAPORE: 0.80%
  2,285,191        DBS Group Holdings Ltd.                           19,953,068
                                                                 --------------
                   Total Singapore                                   19,953,068
                                                                 --------------
                   SOUTH AFRICA: 1.29%
    765,000        De Beers Consolidated Mines Ltd.                  32,086,177
                                                                 --------------
                   Total South Africa                                32,086,177
                                                                 --------------
                   SOUTH KOREA: 3.14%
  3,669,900        Korea Electric Power Corp. ADR                $   34,607,157
    120,000        Korea Telecom ADR                                  3,315,600
  2,015,000        Pohang Iron & Steel Co. ADR                       40,320,150
                                                                 --------------
                   Total South Korea                                 78,242,907
                                                                 --------------
                   SPAIN: 4.11%
  2,873,000        Altadis SA                                        35,686,971
  1,462,533        Banco Bilbao Vizcaya Argentaria SA                20,788,072
  2,701,918        Telefonica SA                                     45,740,042
                                                                 --------------
                   Total Spain                                      102,215,085
                                                                 --------------
                   SWITZERLAND: 4.40%
    185,700        Swisscom AG                                       48,275,471
    172,476        Zurich Financial Services AG                      61,341,148
                                                                 --------------
                   Total Switzerland                                109,616,619
                                                                 --------------
                   UNITED KINGDOM: 24.81%
    980,000        Allied Domecq PLC                                  6,000,092
  7,647,000        BAE Systems PLC                                   36,208,215
  1,265,000        BOC Group PLC                                     18,602,515
  9,121,200        British American Tobacco PLC                      73,981,489
  5,372,100        British Telecommunications PLC                    42,881,140
  2,436,507        Cadbury Schweppes PLC                             15,022,180
 23,251,000        Corus Group PLC                                   23,781,307
  7,015,212        Diageo PLC                                        73,759,196
  2,945,600        HSBC Holdings PLC                                 37,391,254
  6,040,800        Imperial Chemical Industries PLC                  35,775,263
  5,429,000        Innogy Holdings PLC                               16,017,762
 23,277,898        Invensys PLC                                      48,783,103
 14,994,750        Marks & Spencer PLC                               57,485,995
  1,633,500        Reckitt Benckiser PLC                             22,280,651
  1,330,000        Rolls-Royce PLC                                    4,052,465
  6,616,400        South African Breweries PLC                       45,430,867
  7,959,000        Unilever PLC                                      60,114,669
                                                                 --------------
                   Total United Kingdom                             617,568,163
                                                                 --------------
                   VENEZUELA: 0.70%
    759,700        Compania Anonima Nacional
                   Telefonos de Venezuela ADR                        17,404,727
                                                                 --------------
                   Total Venezuela                                   17,404,727
                                                                 --------------
                   Total Common Stock
                    (Cost $2,333,372,723)                         2,394,319,156
                                                                 --------------
                   Total Long-Term Investments
                    (Cost $2,333,372,723)                         2,394,319,156
                                                                 --------------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Value Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                       Value
                                                                       -----
                   Total Investments in Securities
                    (Cost $ 2,333,372,723)*              96.19%  $2,394,319,156
                   Other Assets and Liabilities-Net       3.81%      94,714,835
                                                        ------   --------------
                   Net Assets                           100.00%  $2,489,033,991
                                                        ======   ==============

@    Non-income producing security
ADR  American Depostiory Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation                 $  253,560,211
                   Gross Unrealized Depreciation                   (192,613,778)
                                                                 --------------
                          Net Unrealized Appreciation            $   60,946,433
                                                                 ==============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Value Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                            Net Assets
--------                                                            ----------

Aerospace/Defense                                                       1.62%
Agriculture                                                             7.01%
Auto Manufacturers                                                      1.42%
Auto Parts&Equipment                                                    1.95%
Banks                                                                  11.42%
Beverages                                                               6.23%
Chemicals                                                               4.13%
Electrical Compo&Equip                                                  6.14%
Food                                                                    3.02%
Holding Companies -- Divers                                             2.23%
Home Builders                                                           1.27%
Home Furnishings                                                        1.87%
Household Products/Wares                                                0.89%
Insurance                                                               4.44%
Iron/Steel                                                              2.58%
Machinery -- Diversified                                                3.90%
Mining                                                                  1.29%
Miscellaneous Manufactur                                                3.71%
Oil & Gas                                                               7.09%
Pharmaceuticals                                                         0.57%
Retail                                                                  2.31%
Telecommunications                                                     21.10%
Other Assets and Liabilities, Net                                       3.81%
                                                                      ------
NET ASSESTS                                                           100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Fund

            PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----

COMMON STOCK: 84.57%

                   BELGIUM: 0.94%
    20,050         Fortis (B)                                      $    515,892
                                                                   ------------
                   Total Belgium                                        515,892
                                                                   ------------
                   BRAZIL: 1.77%
    39,400         Tele Norte Leste Participacoes SA ADR                688,712
    11,900         Unibanco -- Uniao de Bancos Brasileiros GDR          286,195
                                                                   ------------
                   Total Brazil                                         974,907
                                                                   ------------
                   CANADA: 1.02%
    55,600         Placer Dome, Inc.                                    562,672
                                                                   ------------
                   Total Canada                                         562,672
                                                                   ------------
                   DENMARK: 0.88%
    12,800         Novo-Nordisk A/S                                     486,831
                                                                   ------------
                   Total Denmark                                        486,831
                                                                   ------------
                   FINLAND: 1.45%
     8,640         Nokia OYJ                                            285,936
    46,009         Sonera OYJ                                           509,044
                                                                   ------------
                   Total Finland                                        794,980
                                                                   ------------
                   FRANCE: 11.16%
     4,500         Aventis SA                                           348,556
     2,150         Aventis SA                                           165,388
     6,385    @    Axa                                                  753,457
     8,200         France Telecom                                       596,587
    27,000    @    Infogrames Entertainment                             562,721
    59,200    @    Orange SA                                            623,999
    13,294         Sodexho Alliance SA                                  654,628
     3,815         TotalFinaElf SA                                      568,656
     6,144         TotalFinaElf SA ADR                                  460,186
     8,900         Valeo SA                                             410,619
    14,266         Vivendi Universal                                    987,919
                                                                   ------------
                   Total France                                       6,132,716
                                                                   ------------
                   GERMANY: 5.34%
     2,120         Allianz AG                                           610,375
    14,889         Deutsche Bank AG                                   1,215,344
    25,130         Deutsche Post AG                                     428,541
     2,380         Muenchener Rueckversicherungs AG                     678,644
                                                                   ------------
                   Total Germany                                      2,932,904
                                                                   ------------
                   HONG KONG: 3.17%
    24,600    @    China Mobile Hong
                   Kong Ltd. ADR                                   $    622,872
   292,000         Hong Kong Exchanges and Clearing Ltd.                524,170
    55,200         Hutchison Whampoa                                    592,768
                                                                   ------------
                   Total Hong Kong                                    1,739,810
                                                                   ------------
                   IRELAND: 0.75%
    39,400    @    Ryanair Holdings PLC                                 413,199
                                                                   ------------
                   Total Ireland                                        413,199
                                                                   ------------
                   ISRAEL: 1.39%
     2,850    @    Check Point Software Technologies                    178,781
     1,050    @    Orbotech Ltd.                                         36,162
    10,100         Teva Pharmaceutical Industries ADR                   549,945
                                                                   ------------
                   Total Israel                                         764,888
                                                                   ------------
                   ITALY: 2.52%
    28,340         Assicurazioni Generali                               915,266
   125,480         IntesaBci S.p.A.                                     470,935
                                                                   ------------
                   Total Italy                                        1,386,201
                                                                   ------------
                   JAPAN: 15.15%
    50,000         Aiwa                                                 390,483
     5,000         Canon, Inc.                                          196,253
    23,000         Dai Nippon Printing Co. Ltd.                         312,524
     3,000         Hoya Corp.                                           196,658
     1,800         Jafco Co. Ltd.                                       212,390
    20,000         Marui Co. Ltd.                                       270,141
    29,000         Matsushita Electric Industrial Co. Ltd.              483,470
    67,000         Mitsubishi Heavy Industries Ltd.                     273,823
        60    @    Mitsubishi Tokyo Finance Group, Inc.                 611,824
    62,000         Mitsui Fudosan Co. Ltd.                              614,656
    44,000         Nikko Securities Co. Ltd.                            373,892
     1,400         Nintendo Co. Ltd.                                    225,468
   165,000         Nippon Steel Corp.                                   304,455
    32,000         Nomura Securities Co. Ltd.                           675,920
        18         NTT Docomo, Inc.                                     370,008
     9,100         Otsuka Kagu Ltd.                                     655,444
    16,000         Pioneer Corp.                                        477,805
    33,000         Sekisui House Ltd.                                   283,891
     9,500         Sony Corp.                                           710,395
     9,400         Tokyo Electron Ltd.                                  684,660
                                                                   ------------
                   Total Japan                                        8,324,160
                                                                   ------------
                   NETHERLANDS: 3.52%
    10,400    @    ASM Lithography Holding NV                      $    274,977
    21,290         Royal Dutch Petroleum Co.                          1,273,156
    16,380         TNT Post Group NV                                    385,855
                                                                   ------------
                   Total Netherlands                                  1,933,988
                                                                   ------------
                   NEW ZEALAND: 0.41%
   232,000         Fletcher Building Ltd.                               225,277
                                                                   ------------
                   Total New Zealand                                    225,277
                                                                   ------------
                   SPAIN: 3.52%
    17,750         Banco Popular Espanol                                633,727
    29,300    @    Sogecable SA                                         660,309
    37,927         Telefonica SA                                        642,056
                                                                   ------------
                   Total Spain                                        1,936,092
                                                                   ------------
                   SWEDEN: 2.27%
    39,500         Europolitan Holdings AB                              308,112
    23,180         Foreningssparbanken                                  274,607
    83,922         Swedish Match AB                                     367,404
    46,000         Telefonaktiebolaget LM Ericsson                      296,022
                                                                   ------------
                   Total Sweden                                       1,246,145
                                                                   ------------
                   SWITZERLAND: 8.14%
       245         Nestle SA                                            507,272
       470    @    Novartis                                             730,392
       179    @    Roche Holding AG                                   1,285,610
       174         Swiss Re                                             342,514
     7,176         UBS AG                                             1,092,005
     1,443         Zurich Financial Services AG                         513,203
                                                                   ------------
                   Total Switzerland                                  4,470,996
                                                                   ------------
                   THAILAND: 0.18%
    32,800    @    Siam City Cement                                      99,154
                                                                   ------------
                   Total Thailand                                        99,154
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----

                   UNITED KINGDOM: 19.93%
    35,000         Barclays PLC                                    $  1,126,519
    87,100         BP PLC                                               781,221
    42,900   @     British SKY Broadcasting PLC                         536,974
    29,135         Cable & Wireless PLC                                 214,015
    75,983         Cadbury Schweppes PLC                                468,470
    57,600         Capita Group PLC                                     407,452
   206,400         Corus Group PLC                                      211,108
    48,778         Diageo PLC                                           512,861
    86,000         Enterprise Oil PLC                                   744,289
    48,650         GlaxoSmithKline PLC                                1,285,398
    64,200         Marconi PLC                                          376,076
    45,000         Matalan PLC                                          267,790
    27,600         Pizzaexpress PLC                                     327,861
    15,500         Provident Financial PLC                              178,491
    19,900         Reckitt Benckiser PLC                                271,432
    77,000         Reed Intl. PLC                                       763,329
    14,680         Rio Tinto PLC                                        297,356
    29,125         Royal Bank of Scotland Group PLC                     674,529
   127,900         Tesco PLC                                            457,403
   345,972         Vodafone Group PLC                                 1,050,453
                                                                   ------------
                   Total United Kingdom                              10,953,027
                                                                   ------------
                   UNITED STATES: 1.06%
     6,000   @     Mercury Interactive Corp.                            396,900
     2,800         Schlumberger Ltd.                                    185,640
                                                                   ------------
                   Total United States                                  582,540
                                                                   ------------
                   Total Common Stock
                    (Cost $48,269,802)                               46,476,379
                                                                   ------------
PREFERRED STOCK: 1.86%

                   GERMANY: 1.86%
     8,656         Henkel KGaA                                          545,283
    14,300         Prosieben SAT.1 Media AG                             254,388
     3,930         Rhoen Klinikum AG                                    220,372
                                                                   ------------
                   Total Germany                                      1,020,043
                                                                   ------------
                   Total Preferred Stock
                    (Cost $1,003,201)                                 1,020,043
                                                                   ------------
MUTUAL FUNDS: 8.35%

                   UNITED STATES: 8.35%
   134,200         iShares, Inc. (MSCI Germany Index Fund)         $  2,369,972
   150,800         iShares, Inc. (MSCI Japan Index Fund)              1,691,976
    31,500         iShares, Inc. (MSCI United Kingdom Index Fund)       524,475
                                                                   ------------
                   Total Mutual Funds
                    (Cost $4,471,356)                                 4,586,423
                                                                   ------------
                   Total Long-Term Investments
                    (Cost $53,744,359)                               52,082,845
                                                                   ------------

Principal
 Amount                                                                Value
 ------                                                                -----

SHORT-TERM INVESTMENTS: 4.91%

                   Government Obligations: 4.91%
$2,700,000         Federal National Mortgage Association,
                    4.500%, due 05/01/01                           $  2,700,000
                                                                   ------------
                   Total Short-Term Investments
                    (Cost $2,700,000)                                 2,700,000
                                                                   ------------
                   Total Investments in Securities
                    (Cost $ 56,444,359)*                  99.69%   $ 54,782,845
                   Other Assets and Liabilities-Net        0.31%        172,976
                                                         ------    ------------
                   Net Assets                            100.00%   $ 54,955,821
                                                         ======    ============

@    Non-income producing security
ADR  American Depostiory Receipt
GDR  Global Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                   $  2,057,373
                   Gross Unrealized Depreciation                     (3,718,887)
                                                                   ------------
                         Net Unrealized Depreciation               $ (1,661,514)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                            Net Assets
--------                                                            ----------
Agriculture                                                             0.67%
Airlines                                                                0.75%
Auto Parts&Equipment                                                    0.75%
Banks                                                                  11.62%
Beverages                                                               0.93%
Building Materials                                                      0.59%
Commercial Services                                                     1.31%
Diversified Finan Services                                              4.13%
Electronics                                                             0.06%
Equity Fund                                                             8.34%
Food                                                                    3.80%
Healthcare                                                              0.76%
Holding Companies -- Divers                                             1.08%
Home Builders                                                           0.52%
Home Furnishings                                                        3.75%
Household Products/Wares                                                1.49%
Insurance                                                               6.94%
Internet                                                                0.32%
Iron/Steel                                                              0.94%
Media                                                                   5.83%
Mining                                                                  1.57%
Miscellaneous Manufacturing                                             0.50%
Office/Business Equip                                                   0.36%
Oil&Gas Services                                                        7.30%
Pharmaceuticals                                                         8.83%
Real Estate                                                             1.12%
Retail                                                                  2.77%
Semiconductors                                                          1.74%
Software                                                                1.75%
Telecommunications                                                     11.98%
Toys/Games/Hobbies                                                      0.41%
Transportation                                                          1.48%
Venture Capital                                                         0.39%
Short-Term Investments                                                  4.91%
Other Assets and Liabilities, Net                                       0.31%
                                                                      ------
Net Assets                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund

            PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----

COMMON STOCK: 85.11%

                   BELGIUM: 0.90%
    20,500         Fortis B                                         $   527,470
                                                                    -----------
                   Total Belgium                                        527,470
                                                                    -----------
                   BRAZIL: 1.82%
    44,600         Tele Norte Leste Participacoes SA ADR                779,608
    12,200         Unibanco Uniao De Bancos Brasileiros GDR             293,410
                                                                    -----------
                   Total Brazil                                       1,073,018
                                                                    -----------
                   CANADA: 4.15%
    19,500         Alberta Energy Ltd.                                  959,088
    23,700   @     Anderson Exploration Ltd.                            540,039
    19,300         Nortel Networks Corp.                                295,290
    64,600         Placer Dome, Inc.                                    653,752
                                                                    -----------
                   Total Canada                                       2,448,169
                                                                    -----------
                   DENMARK: 0.91%
    14,100         Novo-Nordisk A/S                                     536,275
                                                                    -----------
                   Total Denmark                                        536,275
                                                                    -----------
                   FINLAND: 0.98%
    52,400         Sonera OYJ                                           579,754
                                                                    -----------
                   Total Finland                                        579,754
                                                                    -----------
                   FRANCE: 11.63%
    12,400         Aventis SA                                           960,466
     5,000   @     AXA                                                  590,021
     9,500         France Telecom                                       691,168
    41,600   @     Infogrames Entertainment                             867,007
    61,200   @     Orange SA                                            645,080
    12,230         Sodexho Alliance                                     602,234
     5,374         Total Fina Elf SA                                    801,038
     8,000         Valeo SA                                             369,096
    19,254         Vivendi Universal                                  1,333,337
                                                                    -----------
                   Total France                                       6,859,447
                                                                    -----------
                   GERMANY: 5.36%
     4,500         Allianz AG                                         1,295,607
    15,850         Deutsche Bank AG                                   1,293,788
     2,000         Munchener Ruckvers                                   570,289
                                                                    -----------
                   Total Germany                                      3,159,684
                                                                    -----------
                   HONG KONG: 4.62%
    25,600   @     China Mobile Hong
                   Kong Ltd. ADR                                    $   648,192
   492,000         Hong King Exchanges and Clearing Ltd.                883,190
    56,000         Hutchison Whampoa                                    601,359
 2,770,000         Petrochina Co.                                       593,140
                                                                    -----------
                   Total Hong Kong                                    2,725,881
                                                                    -----------
                   IRELAND: 2.14%
    11,400   @     Elan PLC ADR                                         571,710
    65,805   @     RyanAir Holdings PLC                                 690,116
                                                                    -----------
                   Total Ireland                                      1,261,826
                                                                    -----------
                   ISRAEL: 1.74%
     3,600   @     Check Point Software                                 225,828
    14,700         Teva Pharmaceutical Industries Ltd. ADR              800,415
                                                                    -----------
                   Total Israel                                       1,026,243
                                                                    -----------
                   ITALY: 3.03%
    37,200         Assic Generali                                     1,201,408
   155,900         BCA Intesa S.p.A                                     585,103
                                                                    -----------
                   Total Italy                                        1,786,511
                                                                    -----------
                   JAPAN: 14.78%
    56,000         Aiwa Co.                                             437,341
    24,000         Dai Nippon Printing                                  326,112
     8,800         Hoya Corp.                                           576,862
    21,000         Marui Co.                                            283,648
    34,000         Matsushita Electric Industries                       566,827
        68   @     Mitsubishi Tokyo Finance                             693,400
    48,000         Mitsui Fudoson Co.                                   475,863
   170,000         Nippon Steel Corp.                                   313,681
    70,000         Nomura Securities                                  1,478,574
        23         NTT Docomo, Inc.                                     472,788
     5,100         Otsuka Kagu Ltd.                                     367,337
    28,000         Pioneer Corp.                                        836,159
    35,000         Sekisui House                                        301,097
     9,300         Sony Corp.                                           695,440
     2,700         Sony Corp. ADR                                       206,955
     9,400         Tokyo Electron Ltd.                                  684,660
                                                                    -----------
                   Total Japan                                        8,716,744
                                                                    -----------
                   NETHERLANDS: 2.46%
    12,394   @     ASM Lithography Holding NV                       $   327,698
    18,800         Royal Dutch Petroleum Co.                          1,124,252
                                                                    -----------
                   Total Netherlands                                  1,451,950
                                                                    -----------
                   SPAIN: 2.96%
    47,900   @     Sogecable                                          1,079,482
    39,200         Telefonica SA                                        663,606
                                                                    -----------
                   Total Spain                                        1,743,088
                                                                    -----------
                   SWEDEN: 2.01%
    43,900         Europolitan Holdings AB                              342,434
    91,800         Swedish Match AB                                     401,893
    68,100         Telefonaktiebolaget LM Ericsson ADR                  437,883
                                                                    -----------
                   Total Sweden                                       1,182,210
                                                                    -----------
                   SWITZERLAND: 7.56%
       270         Nestle SA                                            559,034
       537   @     Novartis AG                                          834,511
       167   @     Roche Holdings AG                                  1,199,424
     8,600         UBS AG                                             1,308,701
     1,560         Zurich Financial Services AG                         554,815
                                                                    -----------
                   Total Switzerland                                  4,456,485
                                                                    -----------
                   THAILAND: 0.56%
   109,000         Siam City Cement                                     329,507
                                                                    -----------
                   Total Thailand                                       329,507
                                                                    -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----

                   UNITED KINGDOM: 16.37%
    56,500         BAA PLC                                          $   496,255
    17,900         Barclays PLC                                         576,134
    45,100         British SKY Broadcasting PLC                         564,511
    34,200         Cable & Wireless PLC                                 251,220
    78,579         Cadbury Schweppes PLC                                484,476
    88,100         Capita Group PLC                                     623,204
   571,800         Corus Group PLC                                      584,842
    50,447         Diageo PLC                                           530,409
    67,000   @     Energis PLC                                          348,871
    36,100         Enterprise Oil PLC                                   312,428
    43,200         Macaroni PLC                                         253,061
    29,600         Pizzaexpress PLC                                     351,619
    41,300         Provident Financial PLC                              475,591
    20,800         Reckitt & Benckiser PLC                              283,708
   113,100         Reed Intl. PLC                                     1,121,202
    20,700         Rio Tinto PLC                                        419,297
    38,799         Royal Bank of Scotland Group PLC                     898,577
   355,050         Vodaphone Group PLC                                1,078,016
                                                                    -----------
                   Total United Kingdom                               9,653,421
                                                                    -----------
                   UNITED STATES: 1.13%
    10,100   @     Mercury Interactive Corp.                            668,115
                                                                    -----------
                   Total United States                                  668,115
                                                                    -----------
                   Total Common Stock
                    (Cost $50,648,544)                               50,185,798
                                                                    -----------
PREFERRED STOCK: 2.47%

                   GERMANY: 2.47%
     9,361         Henkel KGAA                                      $   589,694
    15,000         Prosieben SAT.1 Media AG                             266,840
    10,700         Rhoen Klinikum AG                                    599,994
                                                                    -----------
                   Total Germany                                      1,456,528
                                                                    -----------
                   Total Preferred Stock
                    (Cost $1,490,030)                                 1,456,528
                                                                    -----------
MUTUAL FUNDS: 8.17%

                   UNITED STATES: 8.17%
    37,500         iShares, Inc. (MSCI France Index Fund)               832,500
    88,100         iShares, Inc. (MSCI Germany Index Fund)            1,555,846
   177,500         iShares, Inc. (MSCI Japan Index Fund)              1,991,550
    26,200         iShares, Inc. (MSCI United Kingdom Index Fund)       436,230
                                                                    -----------
                   Total United States                                4,816,126
                                                                    -----------
                   Total Mutual Funds
                    (Cost $4,764,034)                                 4,816,126
                                                                    -----------
                   Total Long-Term Investments
                    (Cost $56,902,608)                               56,458,452
                                                                    -----------

Principal
 Amount                                                                 Value
 ------                                                                 -----

SHORT-TERM INVESTMENTS: 4.92%

                   Government Obligations: 4.92%
$2,900,000         Federal National Mortgage Association,
                    4.500%, due 05/01/01                            $ 2,900,000
                                                                    -----------
                   Total Short-Term Investments
                    (Cost $2,900,000)                                 2,900,000
                                                                    -----------
                   Total Investments in Securities
                    (Cost $ 59,802,608)*                  100.67%   $59,358,452
                   Other Assets and Liabilities-Net        -0.67%      (397,787)
                                                          ------    ------------
                   Net Assets                             100.00%   $58,960,665
                                                          ======    ===========

@    Non-income producing security
ADR  American Depostiory Receipt
GDR  Global Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                    $ 3,334,017
                   Gross Unrealized Depreciation                     (3,778,173)
                                                                    -----------
                         Net Unrealized Depreciation                $  (444,156)
                                                                    ===========

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                            Net Assets
--------                                                            ----------
Consumer Discretionary                                                15.29%
Consumer Staples                                                       3.83%
Energy                                                                 7.35%
Equity Fund                                                            8.17%
Financials                                                            24.25%
Health Care                                                            8.32%
Industrials                                                            5.26%
Information Technology                                                 7.36%
Materials                                                              4.90%
Telecommunications Services                                           11.02%
Short-Term Investments                                                 4.92%
Other Assets and Liabilities, Net                                     -0.67%
                                                                     ------
Net Assets                                                           100.00%
                                                                     ======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----

COMMON STOCK: 95.04%

                   AUSTRALIA: 0.42%
   507,700   @     Resmed, Inc.                                    $  2,297,358
                                                                   ------------
                   Total Australia                                    2,297,358
                                                                   ------------
                   CANADA: 10.50%
   219,900   @     Anderson Exploration Ltd.                          5,010,742
   254,100         CAE, Inc.                                          4,160,557
   232,300   @     Canadian Hunter Exploration Ltd.                   6,730,046
   154,900   @     C-Mac Industries, Inc.                             5,003,270
   127,500         Cominco Ltd.                                       2,861,826
   166,100   @     Global Thermoelectric, Inc.                        2,162,760
   255,000         Industrial-Alliance Life Insurance Co.             5,926,758
    78,100   @     Penn West Petroleum Ltd.                           2,148,258
   289,200         Petro-Canada                                       8,001,953
   190,600   @     Precision Drilling Corp.                           8,060,474
   294,900   @     Tesco Corp.                                        3,455,859
   197,100         TransAlta Corp.                                    3,554,473
    18,400   @     Westjet Airlines Ltd.                                245,573
                                                                   ------------
                   Total Canada                                      57,322,549
                                                                   ------------
                   DENMARK: 4.23%
   107,400         Carlsberg A/S                                      4,825,188
   113,300   @     ISS A/S                                            6,598,483
   112,300         NEG Micon A/S                                      4,564,824
   152,300         Vestas Wind Systems A/S                            7,113,946
                                                                   ------------
                   Total Denmark                                     23,102,441
                                                                   ------------
                   FINLAND: 2.90%
   494,900         M-real OYJ                                         3,710,395
   301,600         Perlos OYJ                                         3,920,261
   570,000         Sampo OYJ                                          5,967,644
   200,000         Stora Enso OYJ                                     2,260,370
                                                                   ------------
                   Total Finland                                     15,858,670
                                                                   ------------
                   FRANCE: 10.86%
   274,800         Air France                                      $  5,046,998
   110,800         Altran Technologies SA                             7,176,433
    68,300         Bouygues Offshore                                  3,417,794
    95,600         CNP Assurances                                     3,083,247
    37,092         Coflexip Stena Offshore                            5,463,040
    31,300         Compagnie Francaise d'Etudes et
                    de Construction Technip SA                        4,873,798
    19,900         Galeries Lafayette                                 3,358,224
   265,700   @     Infogrames Entertainment                           5,537,587
   140,800         Pechiney SA                                        7,408,041
    75,600         Rexel SA                                           5,540,486
    13,000         Union du Credit-Bail Immobilier                    2,064,631
   320,000         Usinor SA                                          4,182,142
    38,600         Vinci                                              2,260,358
                                                                   ------------
                   Total France                                      59,412,779
                                                                   ------------
                   GERMANY: 5.07%
    27,600         Altana AG                                          3,305,894
    44,800         AMB Aachener & Muenchener Beteiligungs AG          5,147,470
    40,000   @     Babcock Borsig AG                                  1,518,972
    43,200         Depfa Deutsche Pfandbriefbank AG                   2,874,690
    44,200         Hannover Rueckversicherungs AG                     3,105,159
    90,000         Hochtief AG                                        2,096,128
    60,400   @     Lion Bioscience AG                                 1,795,262
    92,400         Merck Kgaa                                         3,230,087
   140,000   @     Schneider Technologies AG                          2,856,945
    60,000         Tecis Holding AG                                   1,762,611
                                                                   ------------
                   Total Germany                                     27,693,218
                                                                   ------------
                   HONG KONG: 0.58%
 1,628,000         Hang Lung Development Co.                          1,409,027
 1,414,000         New World Development                              1,749,596
                                                                   ------------
                   Total Hong Kong                                    3,158,623
                                                                   ------------
                   IRELAND: 2.85%
 1,915,200         Anglo Irish Bank Corp.                             6,304,259
    99,100   @     Iona Technologies PLC ADR                          4,261,300
   465,200         Irish Life & Permanent PLC                         5,010,981
                                                                   ------------
                   Total Ireland                                     15,576,540
                                                                   ------------
                   ITALY: 3.36%
   409,500         Autogrill S.p.A.                                $  4,614,277
 3,647,500   @     Parmalat Finanziaria S.p.A.                        5,177,991
 1,302,700         Saipem S.p.A.                                      8,553,073
                                                                   ------------
                   Total Italy                                       18,345,341
                                                                   ------------
                   JAPAN: 15.16%
 1,017,000   @     All Nippon Airways Co. Ltd.                        4,090,551
 1,016,000         Citizen Watch Co. Ltd.                             7,293,263
   103,000         Credit Saison Co. Ltd.                             2,179,784
   333,000         Daiichi Pharmaceutical Co. Ltd.                    7,249,383
    32,000         Fancl Corp.                                        1,838,708
   405,000         Fujikura Ltd.                                      3,195,686
   199,000         Isetan Co. Ltd.                                    2,013,110
   650,000         Japan Energy Corp.                                 1,388,743
 1,459,000         Kajima Corp.                                       5,030,017
 3,380,000         Kawasaki Steel Corp.                               4,212,520
 1,018,000         Keio Electric Railway Co. Ltd.                     5,272,690
   666,000         Komatsu Ltd.                                       3,772,913
   423,000         Konica Corp.                                       2,896,111
 2,110,000         Mazda Motor Corp.                                  5,703,395
   103,500         Meitec Corp.                                       3,769,271
    38,300         Nippon System Development Co. Ltd.                 2,231,700
    90,800         Nitto Denko Corp.                                  2,961,389
   105,000         Ono Pharmaceutical Co. Ltd.                        3,764,415
    83,000         Skylark Co. Ltd.                                   2,565,937
   626,000         Sumitomo Realty & Development                      3,439,921
    74,000         Taiyo Yuden Co. Ltd.                               2,066,119
   568,000         Tokyu Corp.                                        3,263,707
    87,400         World Co. Ltd.                                     2,496,840
                                                                   ------------
                   Total Japan                                       82,696,173
                                                                   ------------
                   LUXEMBOURG: 0.21%
   262,700   @     Gemplus                                            1,137,433
                                                                   ------------
                   Total Luxembourg                                   1,137,433
                                                                   ------------
                   NETHERLANDS: 2.23%
    85,500         Fugro NV                                           5,423,981
    62,100         IHC Caland NV                                      2,865,108
    20,100   @     Moolen Holding (van Der)                           1,817,257
   342,700   @     United Pan-Europe Communications NV                2,128,424
                                                                   ------------
                   Total Netherlands                                 12,234,770
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap
Growth Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----
                   NORWAY: 5.47%
   208,500         Frontline Ltd.                                  $  4,124,402
   172,100         Gjensidige NOR Sparebank                           4,747,195
   812,100         Smedvig A/S                                        7,719,836
   523,300         Storebrand                                         3,364,256
   282,400   @     TGS Nopec Geophysical Co. ASA                      4,748,305
   325,200         Tomra Systems ASA                                  5,146,305
                                                                   ------------
                   Total Norway                                      29,850,299
                                                                   ------------
                   SPAIN: 4.16%
   115,700         Acciona SA                                         4,095,928
    66,700         Acerinox SA                                        1,964,762
   225,500         Corporacion Mapfre Compania Internacional
                    DE Reaseguros                                     4,463,671
   176,400   @     Grupo Auxiliar Metalurgico (GAMESA)                4,147,539
   340,000         Grupo Dragados SA                                  4,202,194
   169,100   @     Sogecable SA                                       3,810,863
                                                                   ------------
                   Total Spain                                       22,684,957
                                                                   ------------
                   SWEDEN: 3.12%
   111,500         JM AB                                              2,489,616
   228,300         Svenska Cellulosa AB                               4,919,491
 1,319,500         Swedish Match AB                                   5,776,672
 1,021,600   @     Tele1 Europe Holding AB                            3,844,945
                                                                   ------------
                   Total Sweden                                      17,030,724
                                                                   ------------
                   SWITZERLAND: 4.55%
    11,250   @     Actelion Ltd.                                      1,387,728
    55,000         Ascom Holding AG                                   3,170,303
     3,900   @     Kudelski SA                                        3,709,254
    13,780   @     Logitech Intl. SA                                  4,209,816
     5,400         SEZ Holding AG                                     3,392,801
    10,020         Synthes-Stratec, Inc.                              5,972,090
     3,218   @     Tecan Group AG                                     3,069,885
                                                                   ------------
                   Total Switzerland                                 24,911,877
                                                                   ------------
                   UNITED KINGDOM: 18.64%
   651,500         Amey PLC                                         $ 3,748,387
   809,700   @     ARM Holdings PLC                                   4,447,781
   663,400         BBA Group PLC                                      2,723,613
   233,500         Berkeley Group PLC                                 2,640,777
 1,244,000         British Energy PLC                                 5,463,196
   110,600   @     Cambridge Antibody Technology Group PLC            3,006,054
 1,183,100         Capita Group PLC                                   8,369,043
   206,100   @     Celltech Group PLC                                 3,567,397
   935,900   @     Eidos PLC                                          3,909,312
   730,900         Enterprise Oil PLC                                 6,325,595
 1,547,000         FKI PLC                                            5,167,319
 1,440,700   @     International Power PLC                            6,198,223
   240,000         Johnson Matthey PLC                                3,330,205
 5,231,100         Kidde PLC                                          4,864,009
 2,038,400         MFI Furniture PLC                                  3,231,728
   194,200   @     Oxford Glycosciences PLC                           2,833,593
   630,600         Pace Micro Technology PLC                          4,952,384
   430,200         Persimmon PLC                                      2,226,584
   493,400   @     Regus PLC                                          2,053,904
 1,723,200         Rolls-Royce PLC                                    5,250,531
 1,128,200         Safeway PLC                                        5,196,728
   762,075         Spirent PLC                                        4,491,413
   158,900   @     Stolt Offshore SA ADR                              2,235,723
   854,600         Taylor Woodrow PLC                                 2,481,687
   481,100         Wolseley PLC                                       3,076,316
                                                                   ------------
                   Total United Kingdom                             101,791,502
                                                                   ------------
                   UNITED STATES: 0.73%
    62,400         Everest Re Group Ltd.                              3,984,240
                                                                   ------------
                   Total United States                                3,984,240
                                                                   ------------

                   Total Common Stock
                    (Cost $511,629,035)                             519,089,494

PREFERRED STOCK: 2.29%

                   GERMANY: 2.29%
   101,500         Henkel KGaA                                        6,393,967
    18,700   @     Porsche AG                                         6,105,700
                                                                   ------------
                   Total Germany                                     12,499,667
                                                                   ------------
                   Total Preferred Stock
                    (Cost $ 12,594,173)                              12,499,667
                                                                   ------------

                                                                       Value
                                                                       -----
                   Total Long-Term Investments
                    (Cost $524,223,208)                            $531,589,161
                                                                   ------------
                   Total Investments in Securities
                    (Cost $ 524,223,208)*                 97.33%   $531,589,161
                   Other Assets and Liabilities-Net        2.67%     14,560,928
                                                         ------    ------------
                   Net Assets                            100.00%   $546,150,089
                                                         ======    ============

@    Non-income producing security
ADR  American Depostiory Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation                   $ 53,098,441
                   Gross Unrealized Depreciation                    (45,732,488)
                                                                   ------------
                         Net Unrealized Appreciation               $  7,365,953
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap
Growth Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                             Net Assets
--------                                                             ----------
Aerospace/Defense                                                       1.72%
Agriculture                                                             1.06%
Airlines                                                                1.72%
Apparel                                                                 0.46%
Auto Manufacturers                                                      2.16%
Banks                                                                   2.55%
Beverages                                                               0.88%
Biotechnology                                                           1.07%
Chemicals                                                               0.54%
Commercial Services                                                     4.84%
Computers                                                               1.67%
Cosmetics/Personal Care                                                 0.34%
Diversified Finan Services                                              3.06%
Electric                                                                2.79%
Electrical Components & Equipment                                       3.63%
Electronics                                                             2.92%
Energy-Alternate Sources                                                0.76%
Engineering & Construction                                              7.94%
Environmental Control                                                   0.94%
Food                                                                    1.90%
Forest Products & Paper                                                 1.99%
Healthcare-Products                                                     2.08%
Home Builders                                                           0.89%
Home Furnishings                                                        1.11%
Household Products/Wares                                                1.17%
Insurance                                                               5.32%
Iron/Steel                                                              1.90%
Machinery-Construction & Mining                                         0.69%
Machinery-Diversified                                                   0.40%
Media                                                                   0.70%
Metal Fabricate/Hardware                                                1.36%
Mining                                                                  0.52%
Miscellaneous Manufacturing                                             1.97%
Oil&Gas                                                                 6.90%
Oil&Gas Services                                                        6.52%
Pharmaceuticals                                                         4.12%
Real Estate                                                             1.64%
Retail                                                                  4.20%
Semiconductors                                                          2.15%
Software                                                                3.25%
Telecommunications                                                      3.18%
Transportation                                                          2.32%
Other Assets and Liabilities - Net                                      2.67%
                                                                      ------
NET ASSETS                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund

            PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----

COMMON STOCK: 93.29%

                   ARGENTINA: 1.01%
     183,370       Grupo Financiero Galicia SA                     $    273,324
      43,065       Grupo Financiero Galicia SA ADR                      643,822
      98,900   @   Impsat Fiber Networks, Inc.                          286,810
      25,000       Massalin Particulares                                188,821
      20,000       Perez Companc SA ADR                                 306,000
      16,330       Telecom Argentina SA ADR                             257,198
                                                                   ------------
                   Total Argentina                                    1,955,975
                                                                   ------------
                   BELGIUM: 1.19%
      90,900       Fortis (B)                                         2,338,880
                                                                   ------------
                   Total Belgium                                      2,338,880
                                                                   ------------
                   BRAZIL: 10.67%
       2,200       Aracruz Celulose SA ADR                         $     31,240
      44,920       Brasil Telecom Participacoes SA ADR                1,928,865
       4,200       Centrais Eletric DE STA CAT ADR                       94,272
      30,530       Centrais Eletricas Brasileiras SA ADR                259,423
      17,680       Centrais Geradoras do Sul do Brasil SA ADR           141,728
      11,190       Cia Energetica de Minas Gerais ADR                   129,582
     174,340       Cia Paranaense de Energia ADR                      1,351,135
      34,000       Cia Siderurgica Nacional ADR                         799,000
      31,460       Companhia Brasileira de Distribuicao
                    Grupo Pao de Acucar ADR                             895,037
      70,540       Companhia de Bebidas das Americas ADR              1,721,176
       3,300       Copene-Petroquimica do Nordeste SA ADR                43,837
       2,000       CVRD-Companhia Vale do Rio Doce ADR                   46,400
     116,350       Embratel Participacoes SA ADR                      1,055,295
      30,660       Empresa Bras de Aeronautica ADR                    1,373,875
     155,500       Petroleo Brasileiro SA ADR                         4,198,500
      11,230       Petroleo Brasileiro SA ADR                           272,643
      11,780       Tele Celular Sul Participacoes SA ADR                229,710
       3,600       Tele Centro Oeste Celular
                    Participacoes SA ADR                                 30,240
     127,109       Tele Norte Leste Participacoes SA ADR              2,221,863
      16,985       Telemig Celular Participacoes SA ADR                 645,430
      34,840       Telesp Celular Participacoes SA ADR                  585,312
      82,410       Unibanco - Uniao de Bancos Brasileiros GDR         1,981,961
      36,300       Usinas Sider de Minas Gerais-Old ADR                 143,004
      56,600       Votorantim Celulose e Papel SA ADR                   786,740
                                                                   ------------
                   Total Brazil                                      20,966,268
                                                                   ------------
                   CHILE: 0.37%
      10,900       A.F.P. Provida SA ADR                           $    256,150
       1,500   @   Compania Telecomunicaciones de Chile SA ADR           21,420
       1,500       Distribucion Y Servicio D&S ADR                       21,750
       1,500       Embotelladora Andina SA ADR                           20,025
      14,000       Empresa Nacional de Electricidad SA ADR              156,100
      35,200       Quinenco SA ADR                                      242,880
         500       Vina Concha Y Toro ADR                                20,600
                                                                   ------------
                   Total Chile                                          738,925
                                                                   ------------
                   CHINA: 3.12%
   5,700,000       Beijing Capital Intl. Airport                      1,403,257
     719,000       Beijing Datang Power Generation Co. Ltd.             239,697
  14,480,000       China Petroleum & Chemical Corp.                   2,580,741
     472,000       Guangdong Kelon Electric                             113,779
   2,500,000       Guangshen Railway Co.                                387,870
     532,100       Huaneng Power Intl., Inc.                            307,020
   1,508,000       PetroChina Co. Ltd.                                  322,908
   1,426,000       Sinopec Beijing Yanhua Petrochemical Co. Ltd.        197,471
      25,630       Sinopec Beijing Yanhua Petrochemical
                    Co. Ltd. ADR                                        176,847
   1,000,000       Yanzhou Coal Mining Co. Ltd.                         410,309
                                                                   ------------
                   Total China                                        6,139,899
                                                                   ------------
                   EGYPT: 0.68%
      85,000   @   Mobinil-Eqyptian Mobile Netork                     1,333,505
                                                                   ------------
                   Total Egypt                                        1,333,505
                                                                   ------------
                   ESTONIA: 0.05%
       8,400       Eesti Telekom GDR                                    106,680
                                                                   ------------
                   Total Estonia                                        106,680
                                                                   ------------
                   FRANCE: 1.01%
      13,400       TotalFinaElf SA                                    1,997,377
                                                                   ------------
                   Total France                                       1,997,377
                                                                   ------------
                   GERMANY: 1.40%
       9,600       Allianz AG                                         2,763,961
                                                                   ------------
                   Total Germany                                      2,763,961
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----
                   GREECE: 0.23%
       1,200       Alpha Bank SA                                   $     34,432
       1,700       Coca Cola Hellenic Bottling Co. SA                    25,551
       3,500   @   Cosmote Mobile Communications SA                      30,495
      13,900       Hellenic Telecommunications Organization SA          207,191
      14,100       Hellenic Telecommunications
                    Organization SA ADR                                 102,930
       1,000       National Bank Of Greece SA                            38,950
                                                                   ------------
                   Total Greece                                         439,549
                                                                   ------------
                   HONG KONG: 2.86%
     110,000       Brilliance China Automotive                           29,619
   1,050,900   @   China Mobile Hong Kong Ltd.                        5,174,325
     108,900       Dairy Farm Intl. Holdings                             56,628
      45,900       Dairy Farm Intl. Holdings, ADR                       119,340
     400,679       First Pacific Co.                                     91,962
      28,276   @   Jardine Matheson Holdings Ltd.                       164,001
                                                                   ------------
                   Total Hong Kong                                    5,635,875
                                                                   ------------
                   HUNGARY: 2.18%
     118,400       Matav Rt. ADR                                      1,977,280
       4,300       Mol Magyar Olaj- es Gazipari Rt. GDR                  68,800
         500   @   OTP Bank Rt. ADR                                      23,940
      47,000       OTP Bank Rt. GDR                                   2,250,360
                                                                   ------------
                   Total Hungary                                      4,320,380
                                                                   ------------
                   INDIA: 4.01%
      63,000   @   DR. Reddy's Laboratories ADR                    $    759,150
       1,200       DR. Reddy's Laboratories GDR                         28,738
      93,700       HCL Technologies Ltd.                                754,542
     170,000   @   Hindustan Lever Ltd.                                 764,973
      12,400   @   Infosys Technologies Ltd.                            986,970
       1,900       ITC Ltd. GDR                                          37,525
       1,200       Larsen & Toubro Ltd. ADR                              11,270
     330,000   @   Mahanagar Telephone Nigam                          1,059,016
     188,000       Reliance Industries Ltd.                           1,376,834
      75,000   @   Satyam Computer Services                             346,296
       7,800   @   SSI Ltd. GDR                                          10,725
     120,000   @   Videsh Sanchar Nigam Ltd.                            812,085
      15,375       Videsh Sanchar Nigam Ltd. ADR                        207,563
      20,800       Wipro Ltd. ADR                                       716,560
                                                                   ------------
                   Total India                                        7,872,247
                                                                   ------------
                   INDONESIA: 0.09%
      22,000       Gudang Garam Tbk PT                                   21,716
      18,000       Indosat Tbk PT ADR                                   125,820
      91,000       Ramayana Lestari Sentosa Tbk PT                       20,593
      53,500       Telekomunikasi Tbk PT                                 11,069
                                                                   ------------
                   Total Indonesia                                      179,198
                                                                   ------------
                   ISRAEL: 2.94%
     678,800       Bank Hapoalim Ltd.                                 1,703,159
      97,700       Bank Leumi Le-Israel                                 205,896
     325,200       Bezeq                                                460,300
       8,640       ECI Telecom Ltd.                                      58,925
      15,610       Koor Industries Ltd. ADR                             126,753
      20,700   @   Orbotech Ltd.                                        712,908
      46,900       Teva Pharmaceutical Industries ADR                 2,553,705
                                                                   ------------
                   Total Israel                                       5,821,646
                                                                   ------------
                   ITALY: 0.37%
      56,800       Mediolanum S.p.A.                               $    731,243
                                                                   ------------
                   Total Italy                                          731,243
                                                                   ------------
                   JAPAN: 2.48%
     124,000       Nomura Securities Co. Ltd.                         2,619,188
      30,200       Sony Corp.                                         2,258,309
                                                                   ------------
                   Total Japan                                        4,877,497
                                                                   ------------
                   LUXEMBOURG: 0.12%
      24,960       Quilmes Industrial SA ADR                            233,126
                                                                   ------------
                   Total Luxembourg                                     233,126
                                                                   ------------
                   MALAYSIA: 2.94%
       5,000       British American Tobacco
                   (Malaysia) Bhd                                        45,724
     666,666       MAA Holdings Bhd                                     733,333
     600,000       Malayan Banking Berhad                             1,547,368
     225,000       Nestle (Malaysia) Berhad                           1,184,211
      34,000       Tanjong PLC                                           55,474
     700,000       Tenaga Nasional Berhad                             1,786,842
     600,000       United Engineers (Malaysia)                          445,263
                                                                   ------------
                   Total Malaysia                                     5,798,215
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----
                   MEXICO: 13.59%
     132,660       America Movil SA de C.V. ADR                    $  2,440,944
     461,000   @   Carso Global Telecom SA                              933,450
     102,500       Cemex SA                                             471,544
      35,035       Cemex SA ADR                                         811,761
      60,650       Coca-Cola Femsa SA ADR                             1,182,675
     164,000   @   Corp Interamericana de
                   Entretenimiento SA                                   575,417
      39,850       Fomento Economico Mexicano SA ADR                  1,522,270
      14,300   @   Grupo Carso SA                                        35,518
     115,830       Grupo Elektra SA GDR                               1,065,636
   2,300,800       Grupo Financiero Banamex Accival SA                4,308,410
     900,000   @   Grupo Financiero BBVA Bancomer                       721,166
      14,470       Grupo Financiero Inbursa SA ADR                      239,367
     103,860   @   Grupo Iusacell SA de C.V. ADR                        846,459
      18,900       Grupo Modelo SA                                       51,842
      42,600   @   Grupo Televisa SA ADR                              1,620,078
      13,950       Panamerican Beverages, Inc.                          252,635
     139,660       Telefonos de Mexico SA ADR                         4,832,236
      61,030       Tubos de Acero de Mexico SA ADR                      818,412
     155,735       TV Azteca SA de C.V. ADR                           1,178,914
   1,199,400       Walmart de Mexico/Mexico City                      2,888,404
                                                                   ------------
                   Total Mexico                                      26,797,138
                                                                   ------------
                   PANAMA: 0.12%
       7,300       Banco Latinoamericano de Exportaciones               240,900
                                                                   ------------
                   Total Panama                                         240,900
                                                                   ------------
                   PHILIPPINES: 0.11%
      10,000       Philippine Long Distance Telephone ADR               133,000
   3,993,595   @   RFM Corp.                                             76,142
                                                                   ------------
                   Total Philippines                                    209,142
                                                                   ------------
                   POLAND: 2.42%
     183,000       Bank Pekao SA GDR                               $  3,111,000
      29,300       Polski Koncern Naftowy Orlen                         137,534
       7,100       Telekomunikacja Polska SA ADR                         37,985
     275,000       Telekomunikacja Polska SA GDR                      1,471,250
                                                                   ------------
                   Total Poland                                       4,757,769
                                                                   ------------
                   RUSSIA: 4.15%
      54,800       Lukoil-Holding ADR                                 2,268,172
      74,800   @   Mobile Telesystems ADR                             2,146,760
      20,360       OAO Gazprom ADR                                      144,963
     193,200       Surgutneftegaz ADR                                 2,179,296
     135,500   @   Unified Energy System GDR                          1,456,625
                                                                   ------------
                   Total Russia                                       8,195,816
                                                                   ------------
                   SINGAPORE: 0.11%
      25,416       DBS Group Holdings Ltd.                              221,919
                                                                   ------------
                   Total Singapore                                      221,919
                                                                   ------------
                   SOUTH AFRICA: 5.28%
     406,400       ABSA Group Ltd.                                    1,778,949
       1,600       Anglo American Platinum Corp.                         71,731
       5,300       De Beers Consolidated Mines Ltd./De
                    Beers Centenary AG GDR                              222,296
      24,900       FirstRand Ltd.                                        25,520
      41,100       Impala Platinum Holdings Ltd.                      1,970,548
      96,800       Iscor Ltd.                                           294,137
   2,649,000   @   Metropolis Transactive Holdings Ltd.                  26,391
      65,700       Nedcor Ltd.                                        1,202,727
   3,860,000   @   Paradigm Capital Holdings Ltd.                        16,824
     870,000       Pick'n Pay Stores Ltd.                             1,143,026
   1,200,000       Sanlam Ltd.                                        1,442,092
     211,600       Sappi Ltd.                                         1,931,542
      23,800       Sasol Ltd.                                           213,400
   2,085,100   @   Union Alliance Media Ltd.                             72,706
                                                                   ------------
                   Total South Africa                                10,411,889
                                                                   ------------
                   SOUTH KOREA: 11.45%
      68,000       H&CB                                            $  1,293,394
     100,000       Hyundai Motor Co.                                  1,564,161
     111,000       Kookmin Bank                                       1,314,806
      31,980       Korea Electric Power Corp. ADR                       301,571
      30,300       Korea Telecom ADR                                    837,189
      31,395       LG Electronics                                       333,736
     290,000       LG Engineering & Construction Ltd.                 1,508,352
      32,000       Pohang Iron & Steel Co.                            2,381,169
       3,320       Pohang Iron & Steel Co. ADR                           66,433
      59,000       Samsung Electro-Mechanics                          1,865,869
      20,000       Samsung Electronics                                3,477,601
      68,000   @   Samsung Securities Co. Ltd.                        1,786,484
      52,250       Shinsegae Co. Ltd.                                 3,154,043
      15,730       SK Telecom                                         2,705,274
                                                                   ------------
                   Total South Korea                                 22,590,082
                                                                   ------------
                   SWEDEN: 0.61%
     187,000       Telefonaktiebolaget LM Ericsson                    1,203,393
                                                                   ------------
                   Total Sweden                                       1,203,393
                                                                   ------------
                   SWITZERLAND: 2.49%
       1,959   @   Novartis                                           3,044,335
         262   @   Roche Holding AG                                   1,881,730
                                                                   ------------
                   Total Switzerland                                  4,926,065
                                                                   ------------
                   TAIWAN: 4.59%
     221,060       Asustek Computer, Inc. GDR                         1,014,665
      13,872       China Steel Corp. ADR                                159,251
         982   @   Cosmo Electronics Corp.                                1,021
      38,010       HON HAI Precision Industry GDR                       516,937
       7,600       Synnex Technology Intl. Corp. GDR                     65,740
     155,183   @   Taiwan Semiconductor Manufacturing
                    Co. Ltd. ADR                                      3,761,636
     206,900   @   United Microelectronics ADR                        2,273,831
      35,000   @   Via Technologies, Inc.                               329,883
     754,000       Winbond Electronics Corp.                            884,901
       5,275   @   Winbond Electronics Corp. GDR                         62,773
                                                                   ------------
                   Total Taiwan                                       9,070,638
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----
                   THAILAND: 1.08%
      50,500       Advanced Info Service Public Co. Ltd.           $    511,084
       9,300       BEC World PLC                                         46,449
   3,107,000   @   Thai Farmers Bank                                  1,582,426
                                                                   ------------
                   Total Thailand                                     2,139,959
                                                                   ------------
                   TURKEY: 4.54%
  90,000,000       Aksigorta                                          1,060,672
  30,000,000       Anadolu Efes Biracilik Ve Malt Sanayii AS          1,492,798
  12,400,000       Arcelik                                              170,493
  40,000,000       KOC Holding AS                                     1,711,043
 253,333,327       Sabanci Holding                                    1,260,585
  60,680,000       Turkcell Iletisim Hizmet AS                        1,032,964
 203,800,000   @   Turkiye Garanti Bankasi                            1,049,690
 252,578,371       Yapi VE Kredi Bankasi                              1,168,630
                                                                   ------------
                   Total Turkey                                       8,946,875
                                                                   ------------
                   UNITED KINGDOM: 4.29%
      61,200       Barclays PLC                                       1,969,799
     176,465   @   Dimension Data Holdings PLC                          818,595
     183,900       Provident Financial PLC                            2,117,706
     133,500       South African Breweries PLC                          909,396
      47,000       South African Breweries PLC                          322,721
     774,500       Vodafone Group PLC                                 2,351,566
                                                                   ------------
                   Total United Kingdom                               8,489,783
                                                                   ------------
                   VENEZUELA: 0.48%
      64,130       Compania Anonima Nacional
                   Telefonos de Venezuela ADR                      $  1,469,218
                                                                   ------------
                   Total Venezuela                                    1,469,218
                                                                   ------------
                   Total Common Stock
                    (Cost $206,030,745)                             183,921,032
                                                                   ------------
PREFERRED STOCK: 1.57%

                   BRAZIL: 1.57%
  24,600,000       Banco Itau SA                                      1,989,582
      42,530       CVRD-Companhia Vale do Rio Doce                      989,160
                                                                   ------------
                   Total Brazil                                       2,978,742
                                                                   ------------
                   Total Preferred Stock
                    (Cost $3,295,906)                                 2,978,742
                                                                   ------------
MUTUAL FUNDS: 0.14%

                   UNITED STATES: 0.14%
      19,200   @   India Fund, Inc.                                     195,264
                                                                   ------------
       8,250       Jardine Fleming
                   India Fund, Inc.                                      62,700
                                                                   ------------
                   Total United States                                  257,964
                                                                   ------------
                   Total Mutual Funds
                    (Cost $341,790)                                     257,964
                                                                   ------------
                   Total Long-Term Investments
                    (Cost $209,668,441)                             187,157,738
                                                                   ------------

Principal
 Amount                                                                Value
 ------                                                                -----

SHORT-TERM INVESTMENTS: 4.12%
                   Government Obligations: 4.12%
$  7,000,000       U.S. Treasury Bills, 4.140%, due 05/03/01       $  6,998,619
     800,000       U.S. Treasury Bills, 4.140%, due 05/03/01            799,845
                                                                   ------------
                                                                      7,798,464
                                                                   ------------
                   Total Short-Term Investments
                    (Cost $7,798,464)                                 7,798,464
                                                                   ------------
                   Total Investments in Securities
                    (Cost $ 217,466,905)*                 98.89%   $194,956,202
                   Other Assets and Liabilities-Net        1.11%      2,195,556
                                                         ------    ------------
                   Net Assets                            100.00%   $197,151,758
                                                         ======    ============

@    Non-income producing security
ADR  American Depostiory Receipt
GDR  Global Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                   $ 12,772,087
                   Gross Unrealized Depreciation                    (35,282,791)
                                                                   ------------
                         Net Unrealized Depreciation               $(22,510,704)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                            Net Assets
--------                                                            ----------
Aerospace/Defense                                                       0.73%
Agriculture                                                             0.14%
Auto Manufacturers                                                      0.84%
Banks                                                                  12.03%
Beverages                                                               2.60%
Building Materials                                                      0.68%
Chemicals                                                               0.95%
Computers                                                               0.57%
Construction Machinery & Equipment                                      0.01%
Diversified Financial Services                                          8.27%
Electric                                                                3.30%
Electrical Componenets & Equipment                                      0.18%
Electronics                                                             3.48%
Engineering & Construction                                              1.77%
Entertainment                                                           0.33%
Food                                                                    1.23%
Forest Products & Paper                                                 1.45%
Gas                                                                     0.08%
Holding Companies-Diversified                                           1.30%
Home Furnishings                                                        1.26%
Household Products/Wares                                                0.40%
Insurance                                                               3.07%
Internet                                                                0.01%
Investment Companies                                                    0.20%
Iron/Steel                                                              2.03%
Media                                                                   1.50%
Metal Fabricate/Hardware                                                0.43%
Mining                                                                  1.96%
Oil&Gas                                                                 7.54%
Packaging Products                                                      0.02%
Pharmaceuticals                                                         4.36%
Retail                                                                  4.39%
Semiconductors                                                          3.86%
Software                                                                1.92%
Telecommunications                                                     21.68%
Transportation                                                          0.20%
Short-Term Investments                                                  4.12%
Other Assets and Liabilities-Net                                        1.11%
                                                                      ------
NET ASSETS                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
Global
Communications
Fund

            PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----

COMMON STOCK: 100.98%

                   BERMUDA: 3.24%
    94,200    @    Global Crossing Ltd.                           $   1,180,326
                                                                  -------------
                   Total Bermuda                                      1,180,326
                                                                  -------------
                   FINLAND: 5.80%
    63,750    @    Nokia OYJ                                          2,109,770
                                                                  -------------
                   Total Finland                                      2,109,770
                                                                  -------------
                   HONG KONG: 2.27%
   167,420    @    China Mobile Hong Kong Ltd.                          824,327
                                                                  -------------
                   Total Hong Kong                                      824,327
                                                                  -------------
                   JAPAN: 0.73%
        13    @    NTT Docomo, Inc.                                     267,228
                                                                  -------------
                   Total Japan                                          267,228
                                                                  -------------
                   NETHERLANDS: 1.08%
    14,800    @    Equant NV                                            393,282
                                                                  -------------
                   Total Netherlands                                    393,282
                                                                  -------------
                   SPAIN: 1.16%
    25,000    @    Telefonica SA                                        423,218
                                                                  -------------
                   Total Spain                                          423,218
                                                                  -------------
                   UNITED KINGDOM: 10.64%
    79,970    @    Colt Telecom Group PLC                             1,103,932
    32,690    @    Logica PLC                                           467,631
   757,454    @    Vodafone Group PLC                                 2,299,810
                                                                  -------------
                   Total United Kingdom                               3,871,373
                                                                  -------------
                   UNITED STATES: 76.06%
     6,220    @    ADC Telecommunications, Inc.                   $      46,712
    28,330    @    Amdocs Ltd.                                        1,668,637
    11,990    @    AOL Time Warner, Inc.                                605,495
    22,260    @    Avanex Corp.                                         320,767
    30,650    @    Avici Systems, Inc.                                  309,565
    40,180    @    CIENA Corp.                                        2,212,311
    38,900    @    Cisco Systems, Inc.                                  660,522
    27,440    @    Comcast Corp.                                      1,204,890
    17,130    @    Comverse Technology, Inc.                          1,173,405
    32,240    @    Convergys Corp.                                    1,176,760
    23,040    @    CSG Systems Intl.                                  1,341,158
    77,060    @    JDS Uniphase Corp.                                 1,648,314
    23,210    @    Juniper Networks, Inc.                             1,370,086
    67,400    @    Metromedia Fiber Network, Inc.                       343,066
    20,000    @    Micromuse, Inc.                                      990,000
    17,610         Newport Corp.                                        664,954
    37,100    @    Nextel Communications, Inc.                          602,875
    30,600    @    Oni Systems Corp.                                  1,099,458
    42,860    @    Openwave Systems, Inc.                             1,483,385
    36,440    @    PMC - Sierra, Inc.                                 1,517,726
    24,850    @    Qwest Communications Intl.                         1,016,365
    29,390    @    Redback Networks                                     559,586
    52,940    @    RF Micro Devices, Inc.                             1,555,377
     9,100         Scientific-Atlanta, Inc.                             525,343
    53,690    @    Sprint Corp. (PCS Group)                           1,376,075
    33,160    @    Sycamore Networks, Inc.                              315,683
    18,300         Texas Instruments, Inc.                              708,210
     1,900         Verizon Communications, Inc.                         104,633
    31,820    @    Vitesse Semiconductor Corp.                        1,078,698
    72,300    @    WinStar Communications, Inc.                           9,399
                                                                  -------------
                   Total United States                               27,689,455
                                                                  -------------
                   Total Commom Stock
                    (Cost $58,035,228)                               36,758,979
                                                                  -------------
                   Total Investments in Securities
                    (Cost $ 58,035,228)*                100.98%   $  36,758,979
                   Other Assets and Liabilities-Net      -0.98%        (355,180)
                                                        ------    -------------
                   Net Assets                           100.00%   $  36,403,799
                                                        ======    =============

@    Non-income producing security
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                  $     901,517
                   Gross Unrealized Depreciation                    (22,177,767)
                                                                  -------------
                         Net Unrealized Depreciation              $ (21,276,249)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Global
Communications
Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                            Net Assets
--------                                                            ----------
Commercial Services                                                    3.23%
Computers                                                              3.90%
Internet                                                               4.08%
Media                                                                  4.98%
Semiconductors                                                         9.08%
Software                                                               6.40%
Telecommunications                                                    69.31%
Other Assets and Liabilities, Net                                     -0.98%
                                                                     ------
Net Assets                                                           100.00%
                                                                     ======

                 See Accompanying Notes to Financial Statements

Pilgrim Global
Information
Technology
Fund

            PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----

COMMON STOCK: 93.98%

                   CANADA: 1.45%
     72,202   @    Nortel Networks Corp.                          $   1,104,691
                                                                  -------------
                   Total Canada                                       1,104,691
                                                                  -------------
                   IRELAND: 2.30%
     48,705   @    SmartForce PLC ADR                                 1,752,893
                                                                  -------------
                   Total Ireland                                      1,752,893
                                                                  -------------
                   JAPAN: 0.84%
         13   @    NTT Data Corp.                                        83,956
         13   @    NTT Docomo, Inc.                                     267,228
      3,800   @    Sony Corp.                                           284,158
                                                                  -------------
                   Total Japan                                          635,342
                                                                  -------------
                   SWEDEN: 0.13%
     14,800   @    Telefonaktiebolaget LM Ericsson                       95,242
                                                                  -------------
                   Total Sweden                                          95,242
                                                                  -------------
                   UNITED KINGDOM: 5.30%
     39,610   @    Amdocs Ltd.                                        2,333,029
    124,692   @    CMG PLC                                              641,671
     60,044   @    Logica PLC                                           858,930
     65,200   @    Vodafone Group PLC                                   197,963
                                                                  -------------
                   Total United Kingdom                               4,031,593
                                                                  -------------
                   UNITED STATES: 83.96%
    120,300   @    Advanced Micro Devices                         $   3,729,300
     64,800   @    Analog Devices, Inc.                               3,065,688
     62,075   @    AOL Time Warner, Inc.                              3,134,788
     80,390   @    BEA Systems, Inc.                                  3,283,931
     23,300   @    Brocade Communications System                        885,167
     33,818   @    CIENA Corp.                                        1,862,019
     91,782   @    Cisco Systems, Inc.                                1,558,458
     46,200   @    Citrix Systems, Inc.                               1,312,080
     28,793   @    Computer Sciences Corp.                            1,025,895
     35,809   @    Convergys Corp.                                    1,307,029
     34,218   @    Corning, Inc.                                        751,769
     56,600   @    Cypress Semiconductor Corp.                        1,279,160
     47,200   @    Electronic Arts, Inc.                              2,672,464
     27,600   @    Electronic Data Systems Corp.                      1,780,200
     60,300   @    EMC Corp.-Mass.                                    2,387,880
     37,204   @    I2 Technologies, Inc.                                647,722
     73,994   @    Informatica Corp.                                  1,868,348
     40,671   @    Intel Corp.                                        1,257,141
     26,192   @    International Business Machines Corp.              3,015,747
     94,888   @    JDS Uniphase Corp.                                 2,029,654
     17,000   @    Juniper Networks, Inc.                             1,003,510
      6,000   @    Lucent Technologies, Inc.                             60,060
     31,500   @    Micromuse, Inc.                                    1,559,250
     53,440   @    Micron Technology, Inc.                            2,425,107
     50,744   @    Microsoft Corp.                                    3,437,906
     76,119   @    Network Appliance, Inc.                            1,731,722
     35,179   @    Openwave Systems, Inc.                             1,217,545
    118,192   @    Oracle Corp.                                       1,909,983
    107,602   @    RF Micro Devices, Inc.                             3,161,347
     25,000   @    SAFLINK Corp.                                          7,500
     54,524   @    Siebel Systems, Inc.                               2,485,204
     81,016   @    Sun Microsystems, Inc.                             1,386,994
     56,540   @    Veritas Software Corp.                             3,370,349
     36,200   @    Vitesse Semiconductor Corp.                        1,227,180
                                                                  -------------
                   Total United States                               63,838,097
                                                                  -------------
                   Total Common Stock
                    (Cost $96,264,391)                               71,457,858
                                                                  -------------
PREFERRED STOCK: 2.28%

                   GERMANY: 2.28%
     10,869   @    SAP AG                                         $   1,731,012
                                                                  -------------
                   Total Germany                                      1,731,012
                                                                  -------------
                   Total Preferred Stock
                    (Cost $2,333,532)                                 1,731,012
                                                                  -------------
                   Total Long-Term Investments
                    (Cost $98,597,923)                               73,188,870
                                                                  -------------

Principal
 Amount                                                                Value
 ------                                                                -----

SHORT-TERM INVESTMENTS: 0.65%

                   Government Obligations: 0.65%
$   500,000        U.S. Treasury Bill, 4.125%, due 06/14/01       $     496,645
                                                                  -------------
                   Total Short-Term Investments
                    (Cost $496,645)                                     496,645
                                                                  -------------
                   Total Investments in Securities
                    (Cost $ 99,094,568)*                 96.91%   $  73,685,515
                   Other Assets and Liabilities-Net       3.09%       2,349,024
                                                        ------    -------------
                   Net Assets                           100.00%   $  76,034,539
                                                        ======    =============

@    Non-income producing security
ADR  American Depostiory Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                  $   3,618,205
                   Gross Unrealized Depreciation                    (29,027,258)
                                                                  -------------
                         Net Unrealized Depreciation              $ (25,409,053)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim Global
Information
Technology
Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                            Net Assets
--------                                                            ----------
Commercial Services                                                     1.72%
Computers                                                              20.19%
Electronics                                                             0.01%
Home Furnishings                                                        0.38%
Internet                                                                2.45%
Media                                                                   4.12%
Semiconductors                                                         17.08%
Software                                                               28.95%
Telecommunications                                                     21.36%
Short-Term Investments                                                  0.65%
Other Assets and Liabilities, Net                                       3.09%
                                                                      ------
Net Assets                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
Asia-Pacific
Equity Fund

            PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----

COMMON STOCK: 90.78%

                   HONG KONG: 34.36%
  295,000          APT Satellite Holdings Ltd.                     $    121,987
   70,100    @     Asia World Online                                     20,329
   54,600    @     Asia World Online                                     27,846
  319,000          Bank of East Asia                                    726,023
  214,000          Beijing Datang Power Generation Co. Ltd.              71,342
   19,000          Cheung Kong Holdings                                 211,341
  276,000          China Everbright Ltd.                                267,188
  304,000          China Merchants Holdings Intl. Co. Ltd.              220,233
  181,000    @     China Mobile Hong Kong Ltd.                          891,191
  450,000          China National Aviation                               74,433
  850,000          China Petroleum & Chemical Corp.                     151,494
  180,000    @     China Unicom                                         250,417
  156,000          Citic Pacific Ltd.                                   449,058
   70,000          Dao Heng Bank Group Ltd.                             520,578
  184,000          Hong Kong Exchanges and Clearing Ltd.                330,299
      200          HSBC Holdings PLC                                      2,539
   69,900          Hutchison Whampoa                                    750,625
  495,872    @     Pacific Century CyberWorks Ltd.                      170,080
   70,000          Sun Hung Kai Properties Ltd.                         655,212
   60,000          Television Broadcasts Ltd.                           303,116
                                                                   ------------
                   Total Hong Kong                                    6,215,331
                                                                   ------------
                   INDONESIA: 0.49%
   90,000          Gudang Garam Tbk PT                                   88,836
                                                                   ------------
                   Total Indonesia                                       88,836
                                                                   ------------
                   MALAYSIA: 2.99%
   85,000          Malayan Banking Berhad                               219,211
  103,000          Resorts World Berhad                                 140,947
   71,000          Tenaga Nasional Berhad                               181,237
                                                                   ------------
                   Total Malaysia                                       541,395
                                                                   ------------
                   SINGAPORE: 16.82%
  156,000          City Developments Ltd.                          $    548,270
   75,035          DBS Group Holdings Ltd.                              655,166
  127,000    @     Neptune Orient Lines                                 105,310
   17,650          Oversea-Chinese Banking Corp.                        106,617
   95,000          Singapore Airlines Ltd.                              756,453
   28,500          Singapore Press Holdings                             327,100
  545,000          Singapore Telecommunications                         544,701
                                                                   ------------
                   Total Singapore                                    3,043,617
                                                                   ------------
                   SOUTH KOREA: 16.28%
   13,500          H&CB                                                 256,777
   52,000          Korea Electric Power Corp.                           898,254
    2,500          Korea Telecom                                        119,590
   11,530          Korea Telecom ADR                                    318,574
    2,415          LG Home Shopping, Inc.                                96,270
    3,360          Samsung Electronics                                  584,237
   10,000          Shinhan Bank                                          88,838
    9,000          SK Corp.                                              94,989
    2,840          SK Telecom                                           488,428
                                                                   ------------
                   Total South Korea                                  2,945,957
                                                                   ------------
                   TAIWAN: 15.39%
  100,000          Acer, Inc.                                      $     64,761
   20,240          Asustek Computer, Inc.                                92,000
   49,839          Asustek Computer, Inc. GDR                           228,761
   21,843          China Steel Corp. GDR                                250,758
  112,000          Far Eastern Textile Co. Ltd.                          68,446
   28,322          Far Eastern Textile Co. Ltd. GDR                     172,764
   32,123          HON HAI Precision Industry GDR                       436,873
    7,434    @     Siliconware Precision Industries ADR                  27,878
   16,822          Synnex Technology International Corp. GDR            145,510
   16,400    @     Taiwan Semiconductor Manufacturing Co. Ltd            45,375
   32,678    @     Taiwan Semiconductor Manufacturing Co. Ltd. ADR      792,124
   60,000    @     United Microelectronics                               95,774
   33,000    @     United Microelectronics ADR                          362,670
                                                                   ------------
                   Total Taiwan                                       2,783,694
                                                                   ------------
                   THAILAND: 4.45%
   65,500          Advanced Info Service Public Co. Ltd.                662,892
   33,600          PTT Exploration & Production Public Co. Ltd.          77,284
    7,500    @     Siam Cement                                           64,403
                                                                   ------------
                   Total Thailand                                       804,579
                                                                   ------------
                   Total Common Stocks
                    (Cost $21,840,576)                               16,423,409
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Asia-Pacific
Equity Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----

PREFERRED STOCK: 0.83%

                   THAILAND: 0.83%
  300,000    @     Siam Commercial Bank Ltd.                       $    149,507
                                                                   ------------
                   Total Thailand                                       149,507
                                                                   ------------
                   Total Preferred Stock
                    (Cost $254,508)                                     149,507
                                                                   ------------
WARRANTS: 0.14%
                   THAILAND: 0.14%
  274,000    @     Siam Commercial Bank Ltd.                             24,609
                                                                   ------------
                   Total Thailand                                        24,609
                                                                   ------------
                   Total Warrants
                    (Cost $0)                                            24,609
                                                                   ------------
                   Total Long Term Investments
                    (Cost $22,095,084)                               16,597,525
                                                                   ------------

                                                                       Value
                                                                       -----
                   Total Investments in Securities
                    (Cost $ 22,095,084)*                  91.75%   $ 16,597,525
                   Other Assets and Liabilities-Net        8.25%      1,493,107
                                                         ------    ------------
                   Net Assets                            100.00%   $ 18,090,632
                                                         ======    ============
@    Non-income producing security
ADR  American Depostiory Receipt
GDR  Global Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                   $    578,565
                   Gross Unrealized Depreciation                     (6,076,123)
                                                                   ------------
                         Net Unrealized Depreciation               $ (5,497,559)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Asia-Pacific
Equity Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                            Net Assets
--------                                                            ----------
Airlines                                                                4.59%
Banks                                                                  15.20%
Communications Equipment                                                1.76%
Computers & Peripherals                                                 2.94%
Construction Materials                                                  0.36%
Diversified Financials                                                  7.45%
Diversified Telecommunications                                          5.29%
Electric Utilities                                                      6.36%
Electronic Equipment & Instruments                                      2.41%
Hotels, Restaraunts & Leisure                                           0.78%
Industrial Conglomerates                                                4.66%
Internet                                                                0.27%
Internet & Catalog Retail                                               0.53%
Marine                                                                  0.58%
Media                                                                   3.48%
Metals & Mining                                                         1.39%
Oil & Gas                                                               1.79%
Real Estate                                                             7.82%
Semiconductors                                                         10.55%
Textiles & Apparel                                                      0.38%
Tobacco                                                                 0.49%
Wireless Telecommunications Service                                    12.67%
Other Assets and Liabilities, Net                                       8.25%
                                                                      ------
Net Assets                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
European
Equity Fund

            PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----

COMMON STOCK: 93.59%

                   BELGIUM: 1.08%
      577          Electrabel                                      $    126,245
    5,788          Interbrew                                            154,062
                                                                   ------------
                   Total Belgium                                        280,307
                                                                   ------------
                   FINLAND: 3.42%
   22,158          Nokia OYJ                                            733,306
    7,570          Sampo OYJ                                             79,255
    6,356          Stora Enso OYJ                                        71,620
                                                                   ------------
                   Total Finland                                        884,181
                                                                   ------------
                   FRANCE: 14.91%
      627          Air Liquide                                           94,461
    6,793          Alcatel SA                                           221,194
    4,899          Aventis SA                                           379,461
    1,439          Axa                                                  169,808
    2,560          BNP Paribas                                          227,590
      359          Cap Gemini SA                                         51,887
    4,290          Carrefour
                   Supermarche                                          247,600
    1,508          France Telecom                                       109,714
    1,384          Groupe Danone                                        179,895
    2,140          L'Oreal                                              155,790
    1,446          Louis Vuitton Moet Hennessy                           89,294
    8,561    @     Orange SA                                             90,237
      871          Pinault-Printemps-Redoute                            149,999
    2,901          Sanofi-Synthelabo SA                                 173,996
    1,770          Schneider Electric SA                                120,845
    2,001          Societe Assurances Generales de France               119,040
    5,448          STMicroelectronics NV                                219,693
      722          Suez Lyonnaise des Eaux                              106,723
    1,735          Thales/ex Thomson-CSF                                 72,274
    3,799          TotalFinaElf SA                                      566,271
    1,330          Vivendi Environnement                                 58,247
    3,633          Vivendi Universal                                    251,585
                                                                   ------------
                   Total France                                       3,855,604
                                                                   ------------
                   GERMANY: 9.63%
      996          Allianz AG                                      $    286,761
    2,419          Bayer AG                                             101,947
    1,411          Bayerische Hypo-und Vereinsbank AG                    78,720
    4,815          DaimlerChrysler AG                                   241,118
    3,104          Deutsche Bank AG                                     253,370
    3,370    @     Deutsche Post AG                                      57,468
    5,550          Deutsche Telekom                                     143,788
    2,433          Dresdner Bank AG                                     110,783
    5,012          E. On AG                                             252,361
    1,012          Muenchener Rueckversicherungs AG                     288,566
    1,555          SAP AG                                               247,100
    3,330          Schering AG                                          166,311
    3,541          Siemens AG                                           261,457
                                                                   ------------
                   Total Germany                                      2,489,750
                                                                   ------------
                   GREECE: 0.24%
    2,123          Alpha Bank A.E.                                       60,917
                                                                   ------------
                   Total Greece                                          60,917
                                                                   ------------
                   IRELAND: 1.61%
   11,106          Bank of Ireland                                      107,307
    7,832          CRH PLC                                              132,030
    3,455    @     Elan Corp. PLC                                       177,030
                                                                   ------------
                   Total Ireland                                        416,367
                                                                   ------------
                   ITALY: 5.92%
    6,828          Assicurazioni Generali                               220,516
   26,972          Banca Nazionale Del Lavoro S.p.A.                     85,912
   36,080          Enel S.p.A.                                          117,804
   45,961          ENI-Ente Nazionale Idrocarburi S.p.A.                314,813
   10,205          San Paolo-IMI S.p.A.                                 142,607
   10,631          Telecom Italia S.p.A.                                 66,309
   25,928          Telecom Italia S.p.A.                                288,248
   28,115          TIM S.p.A.                                           193,324
   21,592          Unicredito Italiano S.p.A.                           101,918
                                                                   ------------
                   Total Italy                                        1,531,451
                                                                   ------------
                   NETHERLANDS: 8.48%
    7,075          ABN Amro Holding NV                             $    142,495
   10,905          Aegon NV                                             363,797
    1,590          Akzo Nobel NV                                         66,563
   13,476          Elsevier                                             184,490
   12,084          Fortis (NL)                                          313,712
    3,173          Heineken Holding                                     121,900
    9,245          Koninklijke Ahold NV                                 287,091
    6,283          Koninklijke Philips Electronics NV                   184,575
    4,605    @     Libertel NV                                           45,557
   11,134          Royal KPN NV                                         136,128
   11,449          TNT Post Group NV                                    269,698
    1,844          VNU NV                                                76,651
                                                                   ------------
                   Total Netherlands                                  2,192,657
                                                                   ------------
                   PORTUGAL: 0.41%
   11,067          Portugal Telecom SGPS SA                             107,422
                                                                   ------------
                   Total Portugal                                       107,422
                                                                   ------------
                   SPAIN: 4.48%
   13,080          Banco Bilbao Vizcaya Argentaria SA                   185,916
    3,238          Banco Popular Espanol                                115,606
   21,608          Banco Santander Central Hispano SA                   214,723
    4,666          Endesa SA                                             78,617
    9,361          Iberdrola SA                                         138,121
   18,739          Telefonica SA                                        317,227
    5,740          Union Electrica Fenosa SA                            108,528
                                                                   ------------
                   Total Spain                                        1,158,738
                                                                   ------------
                   SWEDEN: 2.47%
   23,463          Nordea AB                                            138,437
    5,543          Nordea AB ADR                                         33,197
    8,206          Securitas AB                                         159,623
   11,157          Skandia Forsakrings AB                               121,295
    3,840          SKF AB                                                68,331
   18,228          Telefonaktiebolaget LM Ericsson                      117,302
                                                                   ------------
                   Total Sweden                                         638,185
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
European
Equity Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----
                   SWITZERLAND: 9.28%
        1          ABB Ltd.                                        $         72
      128          Adecco SA                                             77,471
      719          Credit Suisse Group                                  134,073
      256          Nestle SA                                            530,047
      326          Novartis                                             506,612
       55    @     Roche Holding AG                                     395,020
       95          Swiss Re                                             187,005
    1,220    @     Syngenta AG                                           61,814
    2,235          UBS AG                                               340,110
       80          Zurich Financial Services AG                          28,452
      411          Zurich Financial Services AG (UK)                    139,409
                                                                   ------------
                   Total Switzerland                                  2,400,085
                                                                   ------------
                   UNITED KINGDOM: 31.66%
    8,100          Abbey National PLC                              $    143,679
    6,676          AstraZeneca PLC                                      310,758
   20,668          BAE Systems PLC                                       97,862
    8,640          Bank of Scotland PLC                                  99,247
    8,407          Barclays PLC                                         270,590
   19,842          BG Group PLC                                          78,056
   83,630          BP PLC                                               750,097
   32,875          British Telecommunications PLC                       262,415
   11,692          Cable & Wireless PLC                                  85,885
   17,594          CGNU PLC                                             244,132
    7,034    @     Colt Telecom Group PLC                                97,100
   24,824    @     Compass Group PLC                                    190,338
   28,099          Diageo PLC                                           295,438
   26,661          GlaxoSmithKline PLC                                  704,416
   34,189          HSBC Holdings PLC                                    450,437
   39,473    @     International Power PLC                              169,822
   29,262          Lloyds TSB Group PLC                                 304,108
   20,441          Marconi PLC                                          119,741
   25,605          National Grid Group PLC                              195,960
    6,308          Pearson PLC                                          132,918
    8,502          Prudential PLC                                        99,486
   25,017          Rentokil Initial PLC                                  67,995
    9,681          Reuters Group PLC                                    141,949
   15,249          Royal Bank of Scotland Group PLC                     353,164
   96,573          Shell Transport & Trading Co.                        806,092
    5,876          Standard Chartered PLC                                83,216
   46,542          Tesco PLC                                            166,446
   47,306          Unilever PLC                                         357,304
  341,780          Vodafone Group PLC                                 1,037,725
    5,869          WPP Group PLC                                         70,313
                                                                   ------------
                   Total United Kingdom                               8,186,689
                                                                   ------------
                   Total Common Stock
                    (Cost $25,757,139)                               24,202,353
                                                                   ------------
PREFERRED STOCK: 0.75%

                   GERMANY: 0.75%
      829          SAP AG                                               132,028
      577          MLP AG                                                62,713
                                                                   ------------
                   Total Germany                                        194,741
                                                                   ------------
                   Total Preferred Stock
                    (Cost $164,507)                                     194,741
                                                                   ------------
                   Total Long-Term Investments
                    (Cost $25,921,646)                               24,397,094
                                                                   ------------

                                                                       Value
                                                                       -----
                   Total Investments in Securities
                    (Cost $ 25,921,646)*                  94.34%   $ 24,397,094
                   Other Assets and Liabilities-Net        5.66%      1,464,305
                                                         ------    ------------
                   Net Assets                            100.00%   $ 25,861,399
                                                         ======    ============
@    Non-income producing security
ADR  American Depostiory Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                   $  1,026,812
                   Gross Unrealized Depreciation                     (2,551,364)
                                                                   ------------
                         Net Unrealized Depreciation               $ (1,524,552)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
European
Equity Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                            Net Assets
--------                                                            ----------
Aerospace & Defense                                                     0.66%
Air Freight & Couriers                                                  1.27%
Automobiles                                                             0.93%
Banks                                                                  16.03%
Beverages                                                               2.21%
Chemicals                                                               1.26%
Commercial Services & Supplies                                          1.18%
Communications Equipment                                                4.61%
Construction Materials                                                  0.51%
Diversified Financials                                                  1.34%
Diversified Telecommunication                                           6.24%
Electric Utilities                                                      4.59%
Electrical Equipment                                                    0.47%
Food & Drug Retailing                                                   2.71%
Food Products                                                           4.13%
Hotels, Restaraunts & Leisure                                           0.74%
Household Durables                                                      0.71%
Industrial Conglomerates                                                1.55%
Insurance                                                               8.78%
IT Consulting & Services                                                0.20%
Machinery                                                               0.26%
Media                                                                   3.32%
Multiline Retail                                                        0.58%
Multi-Utilities                                                         0.64%
Oil & Gas                                                               9.73%
Paper & Forest Products                                                 0.28%
Personal Products                                                       0.60%
Pharmaceuticals                                                        10.88%
Semiconductor Products & Services                                       0.85%
Software                                                                1.46%
Textiles & Apparel                                                      0.34%
Wireless Telecommunication Services                                     5.28%
Other Asets and Liabilities, Net                                        5.66%
                                                                      ------
Net Assets                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

Pilgrim
Russia Fund

            PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----

COMMON STOCK: 64.38%

                   Aerospace/Defense: 0.06%
 65,000,000   @    Aviastar                                       $      30,095
                                                                  -------------
                   Airlines: 1.77%
  2,446,350        Aeroflot                                             858,669
                                                                  -------------
                   Beverages: 3.57%
    850,000   @    Sun Interbrew Ltd. GDR                             1,734,595
                                                                  -------------
                   Electric: 5.08%
  9,000,000   @    Unified Energy System                                960,300
 40,050,000        Mosenergo                                          1,281,600
     70,000        Mosenergo ADR                                        228,900
                                                                  -------------
                                                                      2,470,800
                                                                  -------------
                   Food: 0.01%
     23,800   @    SAMSON                                                 5,636
                                                                  -------------
                   Gas: 0.51%
     35,000        OAO Gazprom                                          249,900
                                                                  -------------
                   Merchandising: 0.00%
      7,000   @    Gostiny Dvor                                             119
                                                                  -------------
                   Metal Fabricate/Hardware: 0.16%
     46,000        Taganrog Metallurgical Plant                          75,971
                                                                  -------------
                   Mining: 10.61%
    428,000        Norilsk Nickel                                     5,157,400
                                                                  -------------
                   Oil & Gas: 24.47%
      2,000        Lukoil-Holding                                        20,640
     60,000        Lukoil-Holding ADR                                 2,483,400
     53,845   @    Rosneftegazstroy ADR                                  34,396
    145,982        Slavneft-Megionneftegaz                              321,160
    185,000        Surgutneftegaz ADR                                 2,086,800
    223,700        Tatneft ADR                                        1,957,375
      4,000   @    Udmurtneft                                           102,000
  1,700,000        YUKOS                                              4,896,000
                                                                  -------------
                                                                     11,901,771
                                                                  -------------
                   Retail: 0.48%
    235,000        Trade House GUM                                      213,850
     10,000        Trade House GUM ADR                                   18,200
                                                                  -------------
                                                                        232,050
                                                                  -------------
                   Telecommunications: 17.66%
  6,831,400        Bashinformsvyaz                                $     259,593
     24,610        Chelyabinsksvyazinform                               393,760
      1,100   @    Electrosvyaz of Rostov Region                        148,500
    129,600   @    Golden Telecom Inc.                                1,198,800
     85,300        Kubanelectrosvyaz                                    580,040
     36,000   @    Mobile Telesystems ADR                               934,200
    189,500        Moscow City Telephone                                289,935
    656,000        Nizhnosvyazinform                                    557,600
    185,102        Novosibirsk Region Electrosv                         323,929
  1,098,882        Rostelecom                                           852,183
     20,000        Rostelecom ADR                                        94,000
    238,125        Rostov Region Electrosvyaz                           117,122
     28,000   @    Samarasvyazinform                                    588,000
    384,424        St. Petersburg Telephone                             137,047
    214,000        Tyumentelecom                                        111,280
 10,000,000        Uralsvyazinform                                       70,000
     42,500        Uralsvyazinform ADR                                   55,807
    120,964   @    Vimpel-Communications ADR                          1,874,942
                                                                  -------------
                                                                      8,586,738
                                                                  -------------
                   Total Common Stock
                    (Cost $ 44,109,529)                              31,303,744
                                                                  -------------
PREFERRED STOCK: 19.40%

                   Electric: 1.71%
 16,000,000        Unified Energy System                                832,000
                                                                  -------------
                   Oil & Gas: 17.03%
    263,750   @    Lukoil-Holding                                     3,046,313
     70,000        Lukoil-Holding ADR                                 1,626,800
 21,570,000        Surgutneftegaz                                     2,307,990
     95,000        Surgutneftegaz ADR                                 1,021,250
      1,800   @    Transneft                                            279,000
                                                                  -------------
                                                                      8,281,353
                                                                  -------------
                   Telecommunications: 0.66%
    427,000        Nizhnosvyazinform                                    145,180
     50,000        Rostelecom                                            14,875
      9,300        Samarasvyazinform                                     60,674
    110,000        St Petersburg Telephone                               16,500
    279,099        Tyumentelecom                                         86,521
                                                                  -------------
                                                                        323,750
                                                                  -------------
                   Total Preferred Stock
                    (Cost $ 10,401,625)                               9,437,103
                                                                  -------------
                   Total Long-Term Investments
                    (Cost $ 54,511,154)                              40,740,847
                                                                  -------------
Principal
 Amount                                                                Value
 ------                                                                -----

SHORT-TERM INVESTMENTS: 10.28%

                   U.S. Government Obligations: 10.28%
$ 2,000,000        Federal National Mortgage Association,
                    4.500%, due 05/01/01 2,000,000                $   2,000,000
  3,000,000        U.S. Treasury Bills 4.140%, due 05/03/01           2,999,413
                                                                  -------------
                   Total Short-term Investments
                    (Cost $4,999,413)                                 4,999,413
                                                                  -------------
                   Total Investments in Securities
                    (Cost $ 59,510,567)*                 94.06%   $  45,740,260
                   Other Assets and Liabilities-Net       5.94%       2,887,200
                                                        ------    -------------
                   Net Assets                           100.00%   $  48,627,460
                                                        ======    =============

@    Non-income producing security
ADR  American Depostiory Receipt
GDR  Global Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                  $   8,894,989
                   Gross Unrealized Depreciation                    (22,665,296)
                                                                  -------------
                         Net Unrealized Depreciation              $ (13,770,307)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim Precious
Metals Fund

            PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----

COMMON STOCK: 86.90%

                   AUSTRALIA: 3.72%
    795,122   @    Delta Gold Ltd.                                 $    498,927
  5,000,000   @    Lihir Gold Ltd.                                    1,760,017
                                                                   ------------
                   Total Australia                                    2,258,944
                                                                   ------------
                   CANADA: 29.89%
    293,000   @    Agnico-Eagle Mines                                 2,212,150
    180,000        Barrick Gold Corp.                                 2,959,200
    700,000   @    Claude Resources, Inc.                               296,224
    301,400   @    Gold Corp, Inc.                                    2,550,911
    250,000   @    Great Basin Gold Ltd.                                128,581
  1,273,600   @    Iamgold Corp.                                      2,363,125
    375,000   @    Ivernia West, Inc.                                    58,594
    270,000   @    Meridian Gold, Inc.                                2,223,633
    113,000   @    Meridian Gold, Inc.                                  937,900
     40,000   @    North American Palladium Ltd.                        346,000
     56,000   @    North American Palladium Ltd.                        473,958
    308,500        Placer Dome, Inc.                                  3,122,020
    300,000   @    Silver Standard Resources, Inc.                      458,984
                                                                   ------------
                   Total Canada                                      18,131,280
                                                                   ------------
                   MEXICO: 2.85%
    249,016        Grupo Mexico SA de C.V.                              650,776
    645,000        Industrias Penoles SA                                717,441
    290,056   @    Sanluis                                              360,221
                                                                   ------------
                   Total Mexico                                       1,728,438
                                                                   ------------
                   PERU: 5.67%
    157,009        Buenaventura SA                                    1,182,330
    150,000        Buenaventura SA ADR                                2,259,000
                                                                   ------------
                   Total Peru                                         3,441,330
                                                                   ------------
                   POLAND: 0.85%
     51,000        KGHM Polska Miedz SA GDR                             517,650
                                                                   ------------
                   Total Poland                                         517,650
                                                                   ------------
                   SOUTH AFRICA: 19.07%
     27,749        Anglo American Platinum Corp.                   $  1,244,040
     33,749        Anglogold Ltd.                                     1,197,816
    110,000        Anglogold Ltd. ADR                                 1,991,000
    477,900        Gold Fields Ltd.                                   2,085,977
    200,000        Gold Fields Ltd. ADR                                 888,000
    306,656        Harmony Gold Mining Co. Ltd.                       1,508,457
    200,000        Harmony Gold Mining Co. Ltd. ADR                     976,000
     34,960        Impala Platinum Holdings Ltd.                      1,676,164
                                                                   ------------
                   Total South Africa                                11,567,454
                                                                   ------------
                   UNITED KINGDOM: 2.39%
    200,000   @    Brancote Holdings PLC                                494,953
     50,000   @    Randgold Resources Ltd. GDR                          225,000
      9,000   @    Rio Tinto PLC ADR                                    727,200
                                                                   ------------
                   Total United Kingdom                               1,447,153
                                                                   ------------
                   UNITED STATES: 22.46%
     95,000   @    Apex Silver Mines Ltd.                               874,000
    250,600   @    Coeur D'alene Mines Corp.                            313,250
    204,600   @    Freeport-McMoran Copper & Gold, Inc. Class A       2,608,650
     99,000   @    Freeport-McMoran Copper & Gold, Inc.                 881,100
    497,070        Homestake Mining Co.                               3,096,747
    150,000        Newmont Mining Corp.                               2,734,500
    101,900   @    Stillwater Mining Co.                              3,115,083
                                                                   ------------
                   Total United States                               13,623,330
                                                                   ------------
                   Total Common Stock
                    (Cost $58,822,273)                               52,715,579
                                                                   ------------

                   WARRANTS: 0.00%
    200,000   @    Claude Resources, Inc.                                     0
                                                                   ------------
                   Total Warrants
                    (Cost $0)                                                 0
                                                                   ------------
                   Total Long-Term Investments
                    (Cost $58,822,273)                               52,715,579
                                                                   ------------

Principal
 Amount                                                                Value
 ------                                                                -----

SHORT-TERM INVESTMENTS: 16.78%

                   Government Obligations: 16.78%
$ 2,200,000        Federal National Mortgage Association Notes,
                    4.500%, due 05/01/01                           $  2,200,000
  2,400,000        U.S. Treasury Bills, 4.140%, due 05/03/01          2,399,529
  5,600,000        U.S. Treasury Bills, 3.915%, due 05/31/01          5,579,140
                                                                   ------------
                   Total Government Obligations                      10,178,669
                                                                   ------------
                   Total Short-Term Investments
                    (Cost $10,178,669)                               10,178,669
                                                                   ------------
                   Total Investments in Securities
                    (Cost $ 69,000,942)*                 103.68%   $ 62,894,248
                   Other Assets and Liabilities-Net       -3.68%     (2,234,915)
                                                         ------    ------------
                   Net Assets                            100.00%   $ 60,659,333
                                                         ======    ============

@    Non-income producing security
ADR  American Depostiory Receipt
GDR  Global Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                   Gross Unrealized Appreciation                   $  4,157,637
                   Gross Unrealized Depreciation                    (10,264,331)
                                                                   ------------
                         Net Unrealized Depreciation               $ (6,106,694)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim Precious
Metals Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                            Net Assets
--------                                                            ----------
Auto/Truck Parts & Equipment                                           0.59%
Diversified Minerals                                                   1.20%
Gold Mining                                                           56.46%
Metal-Diversified                                                      5.25%
Non-Ferrous Metals                                                     3.71%
Platinum                                                               5.60%
Precious Metals                                                        6.22%
Silver Mining                                                          7.87%
Short-Term Investments                                                16.78%
Other Assets and Liabilities, Net                                     -3.68%
                                                                     ------
NET ASSETS                                                           100.00%
                                                                     ======

                 See Accompanying Notes to Financial Statements

                         SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the ING Emerging Markets Equity, ING Global Brand Names and ING International Funds, held February 22, 2001, at the offices of ING Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258

A brief description of each matter voted upon as well as the results are outline below:


                                                                       Shares voted
                                                        Shares          against or         Shares          Broker        Total
                                                       voted for         withheld         abstained       non-vote       Voted
                                                       ---------         --------         ---------       --------       -----
ING Emerging Markets Equity Fund
1.   To approve an Agreement and Plan of Reorganization Providing For The Acquisition of All of the Assets and Liabilities of
     ING Emerging Markets Equity Fund by Pilgrim Emerging Countries Fund

                                                       1,013,888                --            2,804           --       1,016,692
ING Global Brand Names Fund
1.   To approve an Agreement and Plan of Reoganization providing for the acquisition of all of the assets and liabilities of
     ING Global Brand Names Fund by Pilgrim Worldwide Growth Fund

                                                       2,680,425             5,759           30,144           --       2,716,328
ING International Equity Fund
1.   To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of
     ING International Equity Fund by Pilgrim International Fund

                                                       2,948,830             2,005            7,167           --       2,958,002

A special meeting of shareholders of the Pilgrim Global Corporate Leaders and Pilgrim Silver Funds, held February 23, 2001, at the offices of ING Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258
A brief description of each matter voted upon as well as the results are outline below:

Pilgrim Global Corporate Leaders Fund
1.   To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim Global
     Corporate Leaders Fund by Pilgrim Worldwide Growth

                                                       1,186,462             8,842           19,457           --       1,214,761
Pilgrim Silver Fund
1.   To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim Silver Fund by Pilgrim Gold Fund

                                                       3,224,879           648,368          138,652           --       4,011,899

A special meeting of shareholders of the Pilgrim Global Technology and Pilgrim SmallCap Asia Growth Funds, held March 15, 2001, at the offices of ING Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258
A brief description of each matter voted upon as well as the results are outline below:

Pilgrim Global Technology Fund
1.   To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim Global
     Technology Fund by ING Global Information Technology Fund

                                                         922,823             1,564            1,289           --         925,676
SmallCap Asia Growth
1.   To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim SmallCap Asia
     Growth Fund by Pilgrim Asia-Pacific Equity Fund

                                                         336,508            67,620           12,052           --         416,180

                         SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the Pilgrim Worldwide Emerging Markets and Pilgrim Emerging Markets Value Funds held April 12, 2001 at ING Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258

A brief description of each matter voted upon as well as the results are outline below:

                                                                       Shares voted
                                                        Shares          against or         Shares          Broker        Total
                                                       voted for         withheld         abstained       non-vote       Voted
                                                       ---------         --------         ---------       --------       -----
Pilgrim Worldwide Emerging Markets Fund
1.   To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim Worldwide
     Emerging Markets Fund by Pilgrim Emerging Countries Fund

                                                       4,555,446           338,827          248,824           --       5,143,097

Pilgrim Emerging Markets Value Fund
1.   To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim Emerging
     Markets Value Fund by Pilgrim Emerging Countries Fund

                                                         839,915            34,840           36,462           --         911,217

A special meeting of shareholders of the Pilgrim International SmallCap Growth Fund held April 19, 2001 at ING Pilgrim, 7337 East
Doubletree Ranch Road, Scottsdale, AZ 85258
A brief description of each matter voted upon as well as the results are outline below:

Pilgrim International SmallCap Fund
1.   To approve a new Sub-Avisory Agreement between ING Pilgrim Investments, LLC and Nicholas-Applegate Capital Management ("NACM"),
     to reflect the acquisition of NACM by Allianz of America, Inc., with no change in the sub-advisory fee

                                                      16,679,209           100,683          239,319           --      17,019,211

A special meeting of shareholders of the ING Funds Trust held March 20, 2001 at ING Pilgrim, 7337 East Doubletree Ranch Road,
Scottsdale, AZ 85258
     ING Global Brand Names
     ING International Equity
     ING Emerging Markets Equity
     ING Global Communications
     ING Global Information Technology
     ING European Equity

1.   Vote on Trustees/Directors

     Paul S. Doherty                                 427,604,900                --        2,059,716           --     429,664,616
     Alan L. Gosule                                  427,678,938                --        1,985,678           --     429,664,616
     Walter H. May                                   427,672,061                --        1,992,555           --     429,664,616
     Thomas J. McInerney                             427,652,027                --        2,012,589           --     429,664,616
     Jock Patton                                     427,622,933                --        2,041,683           --     429,664,616
     David W.C.Putnam                                427,676,810                --        1,987,806           --     429,664,616
     Blaine E. Rieke                                 427,585,125                --        2,079,491           --     429,664,616
     John G. Turner                                  427,662,516                --        2,002,100           --     429,664,616
     Richard A. Wedemeyer                            427,652,125                --        2,012,491           --     429,664,616

2.   To ratify the appointment of Ernst & Young LLP as Independent Auditors of the Funds for the fiscal year ending October 31, 2001

                                                     424,894,887           514,512        4,255,217           --     429,664,616

INVESTMENT MANAGER
ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Pilgrim Securities, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Brown Brothers Harriman
40 Water Street
Boston, Massachusetts 02109-3661

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006


Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

                            INTLSEMIANN043001-062901